UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

687 Excelsior Blvd
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

LoCORR FUNDS

Semi-Annual Report

June 30, 2020 (Unaudited)

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.LoCorrFunds.com/literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-523-8637, or sending an e-mail request to info@locorrfunds.com

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-523-8637 or send an email request to info@locorrfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Shareholder Letter | 3

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds is reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs three sub-advisers to manage the managed futures portion of the Fund:

●	Millburn Ridgefield Corporation (“Millburn”) manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn trades a diversified portfolio of global futures contracts by employing a systematic, statistical learning-based, multi-factor approach.

●	Graham Capital Management, LLC (“Graham”) manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006.

●	Revolution Capital Management (“Revolution”) manages a portfolio for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short-term pattern recognition strategy.

Market Commentary

The semi-annual period ended June 30, 2020 began with equity markets continuing to move higher. Toward the end of January 2020, however, volatility crept into markets as the COVID-19 outbreak in Wuhan briefly captured the attention of market participants. This volatility was short-lived however, with stocks quickly resuming their upward trajectory until peaking on February 19th. At that time, market participants began recognizing that COVID-19 had exploded into a global pandemic and, in the subsequent weeks, the world economy was brought to a screeching halt. Attempts to slow the spread of the virus via shelter-in-place, social distancing, and closure of non-essential businesses, had an unprecedented effect on business activity with certain segments of the economy like travel experiencing a nearly complete stoppage. Delta Airlines, for example, announced their intent to reduce system capacity by 80% domestically and 90% internationally for the second quarter. Cruise lines stopped sailing as the Centers for Disease Control and Prevention (CDC) issued a ‘No Sail Order’. More broadly, as businesses shut, unemployment soared with more than 30 million people filing claims from mid-March through the end of April. At one point, some economists were expecting Q2 US GDP to fall as much as -40%. In comparison, during the Global Financial Crisis, US GDP fell -4.3% from December 2007 to June 2009. With the number of COVID-19 cases growing exponentially and the global economy largely shutting down, investors fled risk assets and sought “safe havens” like sovereign debt and gold.

In response to the growing crisis, the Federal Reserve (“Fed”) and other central banks around the globe responded decisively. Beginning in early March, quantitative easing measures were announced including lending and bond purchase programs and rate cuts, as central banks injected massive amounts of liquidity into the financial and banking system. Fiscal stimulus measures were also adopted in the U.S. and elsewhere as the world responded to the disruption in the global economy. According to a June 2020 McKinsey & Company study, approximately $10 trillion in fiscal and monetary policy stimulus has been announced, more than triple the amount of stimulus during the 2008-2009 financial crisis.

The market environment began shifting dramatically towards the end of March, even as economic conditions continued to deteriorate. With the massive policy response and anticipation of easing lockdown measures as the growth in the number of COVID-19 cases began to slow, market participants became increasingly optimistic that the economy would soon bottom. Further, with central banks reaffirming their commitment to support the financial system and growing confidence in the re-opening of the global economy, an astounding rally in risk assets took place. This sentiment was reinforced in June by a shockingly strong employment report that showed the U.S. had added 2.5 million jobs in May while retail sales surged 17.7%. Volatility did return to markets briefly during June, as investors began weighing the encouraging economic data with escalating U.S/China tension and a resurgence in COVID-19 cases causing investors to re-consider whether openings may in fact be rolled back.

Equities

After much volatility, the S&P 500 was down a mere -3.08% during the semi-annual period. Of course, that performance statistic masks the staggering collapse and subsequent rally that occurred intra-period. At the deepest point of its drawdown (February 20th – March 23rd), the S&P 500 declined -33.79%. The Index fell into a bear market in a mere 16 days, its fastest 20% decline in history as the VIX reached an all-time high on March 16th. As investors shifted their view and became increasingly optimistic, stock prices took off to the upside. The S&P 500 rallied approximately 40%, erasing the bulk of its earlier losses in the year and nearing February’s all-time high. Overall, international equities followed a similar pattern, though finished the period down -12.59%, as measured by the MSCI EAFE Index.

4 | Shareholder Letter

Fixed Income

With massive quantitative easing, economic growth collapsing, and investors seeking “safe haven” assets, rates moved sharply lower during the first quarter. In March, the U.S. briefly joined much of the rest of the world when 1- and 3-month Treasury yields went negative for the first time in history. The 10-year U.S. Treasury yield fell to a historical low of 0.32% intraday on March 9th and overall, fell approximately 125 basis point during the semi-annual period. In Europe, the UK sold negative yielding government bonds for the first time in its history. Elsewhere, Japanese bond (“JGB”) yields were relatively unchanged during the period, bucking the global trend, with 10-year JGB yields hovering around zero.

Commodities

With economic activity grinding to a halt, the demand for many commodities collapsed and prices fell sharply during the first months of the period. Oil, as measured by West Texas Intermediate crude (“WTI”), fell a staggering -70% from January to March as the Organization of the Petroleum Exporting Countries (OPEC) failed to reach a production cut agreement with Russia, resulting in Saudi Arabia initiating an oil war just as demand collapsed due to COVID-19. The May 2020 West Texas Intermediate crude contract closed at -$37.63 the day prior to expiration as collapsing demand coupled with full storage caused producers to pay buyers to take oil off their hands. Oil prices rallied from its lows, however, finishing the period near $40 per barrel, down from about $60 per barrel at the beginning of the year. Industrial metal prices also fell sharply until late March. Prices continued to recover through the end of June, however, as optimism for a quick economic recovery improved. Investors flocked to gold, as the weakening dollar and investor appetite for its “safe haven” properties caused prices to move above $1,800, nearing the all-time high established in 2011. Agricultural commodities also weakened during the February/March timeframe but were mixed between April and June.

Foreign Currency

The greenback peaked on March 20th, measured by the U.S. Dollar Index, as investors sought the safety of the word’s reserve currency during the risk-off period. As optimism for an economic recovery improved and risk seeking returned to markets, the U.S. Dollar (“USD”) weakened versus other major currencies. The Euro surged to its highest levels versus the USD since mid-2019 as investors shifted away from “safe haven” currencies, optimism for the European Commission’s recovery fund, and the Eurozone’s relative success in containing the COVID-19 outbreak. The Japanese Yen spiked during the risk-off episode as investors sought the “safe haven” currency but fell back as risk appetite increased.

Fund Performance Summary

For the semi-annual period ended June 30, 2020, the Fund’s Class I share returned +0.12% versus +0.60% for the ICE BofAML 3-M T-Bill Index and -1.98% for the Morningstar US Fund Managed Futures category. The Fund outperformed the S&P 500 Index by +25.71% from the S&P’s peak on February 20th to the deepest point of its drawdown (-33.79%) on March 23rd, demonstrating its potential to help diversify portfolios during periods of equity market stress.

The Fund benefitted from its allocation to Revolution, whose short-term pattern recognition strategy excelled during the first half of the year. The strategy was able to quickly adapt to the shifting market regime during the period. Graham’s trend-following strategy and Millburn’s statistical learning-based, multi-factor strategy had negative returns during the first half of the year. Given the unprecedented collapse in risk assets and surge in volatility, we are pleased with how the Fund and its sub-advisers responded to the volatile market conditions. We believe the complementary nature of the sub-advisers was evident during the period, as the short-term trading strategy was able to quickly reposition and offset losses from the slower-moving trend strategies. We believe the combination of differentiated trading strategies that tend to zig and zag at different times has contributed to the Fund’s smoother/less volatile and robust return profile.

Trading in fixed income produced the largest gains for the Fund during the period followed by profitable trading in commodities, most notably in energy. The largest losses for the Fund stemmed from trading in equities while currency positions were also unprofitable. The target allocation to each sub-adviser was unchanged during the period:

●	Millburn Ridgefield: 40%

●	Graham Capital Management: 40%

●	Revolution Capital Management: 20%

Managed Futures Strategy

Fixed Income

Trading in fixed income was the largest contributor to the Fund’s performance during the semi-annual period as long positions benefitted from the collapse in global interest rates. Fixed income trading was particularly profitable during the February/March period. During the first six months of the year, the bulk of the gains were from persistently long positions in U.S Treasuries, notably the 5-year, 10-year, and treasury bond contracts. Positions in Europe were also solid contributors, particularly long exposure in the UK Gilt. Asian exposure was an exception to the long-biased posture of the Fund, notably short Japanese positions which were slightly unprofitable. The Fund ended June with long U.S. and European fixed income positions, while Asia remained short.

Equity Indices

Trading in equity indices was the largest detractor to Fund returns during the period. Heading into the market peak on February 20th, the Fund remained positioned long which had been quite profitable in the prior calendar year. While those long positions were flattened as the sub-adviser models responded to the shift in markets as equities collapsed, the unprecedented speed of the market breakdown caused the Fund to experience significant losses from trading in the sector. Notably, outside of the February 20th through March 23rd period, the Fund was profitable in equities trading for the remainder of the semi-annual period. The largest losses during the first half of 2020 were from trading in European and Asian markets, most notably the TOPIX and Dow Jones Euro Stoxx 50. Trading in the U.S. generated smaller losses. The Fund ended the semi-annual period with modest long positions in the U.S. and Europe, and small long positions in Asia.

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Foreign Currencies

Trading in currencies generated modest losses during the first half of the year. Positioning in foreign currencies versus the USD shifted during the period from short to long as the greenback peaked toward the end of March before softening as investor risk appetite increased. Trading in the Japanese Yen and Mexican Peso were the largest detractors while positions in the Brazilian Real produced the largest gains. Foreign exchange (FX) positioning ended the semi-annual period long overall versus the USD, though mixed by market. The largest long positions were in the Euro and Swiss Franc while the largest short was in the Canadian dollar.

Commodities

Trading in commodities was profitable for the Fund, led by sizable gains during the first quarter as the Fund’s exposure was primarily short and benefitted from the downward spiral in commodity prices. The Fund generated strong profits in energy, particularly during the first quarter, as short positions in oil and oil products including WTI, heating oil, and London gas oil benefitted from falling prices caused by the collapse in demand. In metals, long precious and short base metal positions were both profitable, led by gains from long exposure in gold. Trading in agricultural commodities was slightly unprofitable during the period, as gains in grains were offset by losses in softs, particularly in coffee and sugar trading. The Fund ended the semi-annual period with moderate short positions in energy, grain, base metals, and soft markets and modest long precious metal exposure.

Outlook

The sell-off in risk assets in 2020 and Q4 2018 has reminded us that markets can be volatile and there is an important role to be played by diversifying strategies. While difficult to predict market directions going forward, the case for heightened volatility certainly seems strong given the host of geo-political issues. The November elections, U.S./China tension, and the surge in number of COVID-19 cases, and prospects for a vaccine/treatment all have the potential to have significant influences on markets in our view.

For those whose portfolios were equity-heavy heading into the February/March sell-off, the remarkable recovery in stocks since then has perhaps provided another opportunity to ensure your portfolio has adequate diversifying investments. Of course, with historically low rates, it seems likely to us that bonds will be challenged to deliver the kind of returns investors have been accustomed to in the past. Accordingly, we believe investors may need to consider alternative diversifying strategies like managed futures.

Overall, we are pleased with the Fund’s performance through the first half of 2020, providing welcome diversification for investors during the February/March stock market collapse. In our view, the high conviction, multi-manager structure employed by the Fund may help it navigate markets in a smoother and less volatile fashion than its peers.

Fixed Income Strategy

The Fund invests most of its remaining assets not allocated to its Managed Futures Strategy in a Fixed Income Strategy comprised of high quality, short to intermediate-term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclays U.S. Government/Credit 1-5 Year Index. Returns for the fixed income portion of the portfolio were +3.79% compared to +3.98% for the benchmark in the first half of 2020. The duration of the portfolio was managed between 2.5 and 2.7 years. The portfolio was overweight non-government sectors with between 24 29% in investment grade corporate bonds and 25 30% in high quality, short duration securitized sectors. The fund maintained broad corporate bond diversification with a modest overweight to financials. Given that spreads for non government securities widened, sector positioning was a slight detractor to returns during the reporting period.

The Nuveen team expects a gradual and bumpy global recovery with U.S. economic activity returning to its Q4 2019 peak in the second half of 2021. While that forecast might appear optimistic, the portfolio managers also see unemployment remaining between 8% and 10% through much of 2021. The Fed is expected to remain at the zero lower bound as it continues to assess the duration and depth of the downturn. While the Fed will continue to use all available tools to combat the slowing economy and to provide liquidity, moving the fed funds rate negative is, in Nuveen’s view, extremely unlikely. Duration for the portfolio is expected to be neutral to modestly underweight versus the benchmark. The team expects spreads to grind tighter, and will focus on individual credit selection as a key driver for generating excess returns. In light of favorable volatility-adjusted return potential, the portfolio will continue to be positioned broadly across the securitized sectors.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a Commodities Strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities that rely on rising commodity prices to generate positive returns. Of course, commodity prices don’t always appreciate and occasionally experience sharp declines, as was seen in 2020, 2018, 2014/2015 and 2008. The Long/Short Commodities Fund has the potential to profit while commodity prices increase or decrease which differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

6 | Shareholder Letter

The Fund accesses, via a total return swap agreement, the returns of:

●	Millburn’s Commodity Program (“MILCOM”), which began trading in 2005. MILCOM employs a systematic trading strategy that takes outright long/short positions and relative value spread positions across 40+ commodity futures markets.

●	J E Moody & Company Commodity Relative Value Program (“JEM CRV”), which began trading in 2006. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets.

●	First Quadrant’s Commodities Long/Short strategy (“First Quadrant”), which began trading in 2010. FQ employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets.

●	ARCOM Capital (“ARCOM”), which began trading in 2015. ARCOM is led by Alastair Riach, who has over 30 years of experience trading commodities, and manages a discretionary natural gas specialist strategy that trades primarily relative value.

Attempts to slow the spread of the COVID-19 virus including shelter-in-place, social distancing, and closure of non-essential businesses had an unprecedented effect on global economic and business activity and caused the demand for many commodities to tank. With the global economy reaching a virtual standstill, risk assets collapsed in dramatic fashion, evidenced by the -26.95% sell-off in the Bloomberg Commodity Index as COVID-19 became a global pandemic. The environment shifted dramatically in the second quarter, however, as the number of COVID-19 cases began to slow and countries began easing lockdown measures. With central banks and policy makers reaffirming their commitments to support the economy and financial markets coupled with a bottoming in economic data, investor risk appetite surged, and many commodities began to recover. Overall, during the semi-annual period ended June 30, 2020, however, the Bloomberg Commodity Index declined -19.40%.

In the energy sector, OPEC’s inability to reach a production cut agreement with Russia caused Saudi Arabia to initiate an oil price war. The Saudis flooded the market with oil at a time when the virus had caused tremendous demand destruction, resulting in a staggering -70% decline in the price of West Texas Intermediate crude (“WTI”). In April, the May 2020 WTI contract closed at an astonishing -$37.63 the day prior to expiration as collapsing demand coupled with full storage caused producers to pay buyers to take oil off their hands. As confidence in an economic recovery improved and OPEC+ cut production, WTI rebounded sharply from its lows, ending the quarter near $40 per barrel. Natural gas prices also moved lower, reaching its lowest levels since 1995 as low prices globally reduced U.S. LNG (liquified natural gas) exports.

In metals, base metal prices followed a similar pattern, generally falling sharply in February/March to multi-year lows as demand collapsed. Copper prices fell approximately -20% during the first quarter as Chinese demand slowed dramatically and stockpiles grew. Similarly, aluminum, nickel, zinc, all had steep declines. In April, the environment shifted abruptly as investors became more optimistic that the economy was bottoming and anticipating lockdown restrictions would be eased. This contributed to a rally in base metal prices, with copper surging more than 20% as it benefitted from the improved economic picture and curtailed production caused by a large mine closure. In precious metals, “safe haven” assets like gold moved higher during the risk-off selloff and then continued to move higher in the second quarter, touching $1,800 in June which was near its all-time high established in 2011.

Agricultural commodities also fell during the first quarter before generally rising in the last few months of the semi-annual period. In soft commodities, sugar prices fell approximately -20% in February through April as the Brazilian (this country is a large exporter of commodities) real collapsed and the slump in oil prices encouraged refineries to limit the use of sugarcane for ethanol production. During the second quarter, however, soft prices began moving higher with double-digit gains in cotton and sugar though coffee prices moved sharply lower on expectations for a large harvest in Brazil. Given the increased demand for food staples, grain prices generally held up better than other commodities during the first few months of the year but fell in the second quarter as trade tension with China weighed on prices. During the last few days of June, however, grain markets generally rallied sharply attributable to a bullish acreage report that indicated acreage planted had fallen for a number of crops including corn.

Fund Performance Summary

The Fund’s Class I share gained +11.30% during the semi-annual perioded ended June 30th 2020 versus the -19.40% return for the Bloomberg Commodity Index and the +0.60% gain for the ICE BofAML 3-M T-Bill Index. The Fund gained +5.99% versus the -33.79% decline for the S&P 500 at the deepest point of the Index’s drawdown in February/March, demonstrating its potential to help diversify investor portfolios. During the semi-annual period, the Fund benefitted from positive contributions from JEM CRV, MILCOM, and ARCOM while First Quadrant experienced losses. Trading in Energy was the largest driver of the Fund’s positive returns while livestock and grain positions also contributed positively. Trading in softs and metals were unprofitable. Relative value positions were the primary driver of the Fund’s positive absolute returns while directional trading generated smaller gains.

Energy

After losing money in energy trading in 2019, the Fund generated sizable profits from the sector during the first half of 2020. Short exposure and calendar spread positions benefitted from the massive drop in oil and oil products during the January through April period. As oil prices began to rally, the Fund gave back some of its gains in May/June. Calendar spread positions were particularly profitable during the period benefitting from the widening contango (futures contracts trading at a premium to the spot price implying the asset price is expected to rise in the future) in oil markets as COVID-19 shattered near-term demand for oil and storage capacity filled up. Calendar spreads in Brent and WTI crude generated the largest gains while spreads in natural gas were also quite profitable. In directional trading, short positions in Brent and WTI crude, London gas oil, and natural gas were all profitable. The Fund’s significant short exposure in energy earlier in the period was essentially flattened by the end of the June.

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Metals

Trading in Metals was slightly unprofitable during the semi-annual period with small losses from both base and precious metals. In base metals, short positions during the first quarter were profitable as the global shutdown caused prices to fall sharply; however, as prices began to rally due to optimism for the economic recovery, that short exposure was unprofitable in the final three months of the period. In precious metals, losses from long positions in silver during the first quarter were largely offset by gains from long gold and palladium exposure. The Fund finished the period with short base metal, primarily in copper and aluminum, and long precious metal positions.

Agricultural

Trading in livestock was profitable for the Fund, driven by gains from both calendar spread and short positions during the first three months of the year. Short positions in feeder cattle and calendar spread positions in hog markets were particularly profitable. Trading in grain markets was slightly profitable led by gains from calendar spread positions, notably in soybeans. Short positions in soybean were also profitable while long corn exposure in the first quarter had losses. Trading in softs was unprofitable, more than offsetting the aforementioned gains in other agricultural sectors. Directional trading in softs generated the largest losses though spread trading was also unprofitable. Short exposure in sugar generated the largest losses. At the end of the period, positions in grain markets were short while exposure in livestock and soft markets were long.

Outlook

The sell-off in risk assets in 2020 and Q4 2018 has reminded us that markets can be volatile, particularly commodities, and that there is an important role to be played by diversifying strategies. While difficult to predict market directions going forward, the case for heightened volatility certainly seems strong given the host of geo-political issues including the November elections, U.S./China tension, surge in number of COVID-19 cases, future monetary and fiscal policy, and prospects for a vaccine/treatment. All of which have the potential to have significant influences on markets going forward.

Overall, we are pleased with the Fund’s Class I share return of +11.30% in the first half of 2020, providing welcome diversification to investors during the February/March stock market collapse. We believe the Fund may be highly attractive to investors seeking solutions that are uncorrelated to most investment strategies and asset classes, or for investors that are seeking alternatives in the commodity market. Commodity markets are characterized by high volatility and subject to sizable drawdowns as we have seen in 2020. This volatility may also create tremendous opportunities which we believe the Fund could take advantage of. The underlying managers in the Fund have the ability to take both long and short directional positions (benefit from commodities moving up or down), as well as to trade along the forward curve (relative value calendar spread trading) to capture this diverse and robust set of opportunities over time. Finally, the Fund’s multi-manager approach has the potential to smooth the ride for investors as the underlying managers tend to zig and zag at different times which may help reduce volatility and limit drawdowns. We remain confident in the outlook for the Fund and the underlying managers and strategies.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen.

The fixed income component of the Fund is managed against the Barclay’s 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were +3.75% compared to +3.98% for the benchmark in the first half of 2020. The duration of the portfolio was managed between 2.5 and 2.7 years. The portfolio was overweight non-government sectors with between 24-29% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. The fund maintained broad corporate bond diversification with a modest overweight to financials. Given that spreads for non-government securities widened, sector positioning was a slight detractor to returns during the reporting period.

The Nuveen team expects a gradual and bumpy global recovery with U.S. economic activity returning to its Q4 2019 peak in the second half of 2021. While that forecast might appear optimistic, the portfolio managers also see unemployment remaining between 8% and 10% through much of 2021. The Fed is expected to remain at the zero lower bound as it continues to assess the duration and depth of the downturn. While the Fed will continue to use all available tools to combat the slowing economy and to provide liquidity, moving the fed funds rate negative is extremely unlikely in Nuveen’s view. Duration for the portfolio is expected to be neutral to modestly underweight versus the benchmark. The team expects spreads to grind tighter, and will focus on individual credit selection as a key driver for generating excess returns. In light of favorable volatility-adjusted return potential, the portfolio will continue to be positioned broadly across the securitized sectors.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by one of the leading managers in this space—Graham Capital Management. Graham was founded in 1994 and manages approximately $15 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

Market Commentary

See Macro Strategies Fund on page 3.

8 | Shareholder Letter

Fund Performance Commentary

The Fund’s Class I shares fell -6.77% during the semi-annual period ended June 30, 2020 versus the +0.60% return for the ICE BofAML 3-M T-Bill Index and the -0.84% return for the SG Trend Index. The Fund’s returns were more challenged in the first half of 2020, though it outperformed the S&P 500 Index by +19.46% from the S&P 500 peak to the deepest point of its drawdown (-33.79%), demonstrating its potential to help diversify investor portfolios. The Fund finished the period (as of June 30, 2020) ranked in the top 26th percentile in the Morningstar Managed Futures Category out of 73 funds since inception, based on total returns.

Trading in Fixed Income generated sizable gains for the Fund during the period with smaller contributions from positions in commodities, particularly energy. Losses from trading in equity markets was the largest detractor with smaller losses from foreign currency positions.

Market Trend Strategy

Fixed Income

Trading in fixed income was the largest contributor to the Fund’s performance during the semi-annual period. With bond prices trending higher and yields falling throughout most of 2019, the Fund entered 2020 with substantial long positions, which benefited from the collapse in global yields. Long U.S. exposure drove the bulk of the profits with smaller, but still significant gains from long positions in Europe and Canada. Trading in Asian markets was marginally profitable. The Fund ended June with long U.S. and European positions while Asian markets were short.

Equity Indices

The largest losses for the Fund stemmed from trading in equities. Similar to the aforementioned fixed income exposure, the Fund entered 2020 with long positions in equities as stock prices had exhibited strong upward trending activity in the prior year. As stock markets peaked on February 19th, the Fund’s long stock exposure, which had been profitable up until that point in 2020, experienced losses. While positioning shifted to essentially a neutral posture as the stock market sell-off intensified, the Fund was hurt by those long positions as that exposure transitioned. Notably, outside of the February 20th through March 23rd period, the Fund was profitable in equities trading for the remainder of the semi-annual period. Overall for the period, trading in Europe produced the largest losses though positions in U.S. and Asian markets also detracted. The Fund ended the semi-annual period with long positions across the major geographic regions: North America, Europe, and Asia.

Foreign Currencies

Trading in currencies was unprofitable during the first half of the year as long USD/short FX exposure was reduced as the second quarter progressed. By the end of the semi-annual period, the Fund was slightly short. Losses during the period occurred primarily during the second quarter as the long USD position weakened as risk appetite in the market increased. The largest losses were from trading in the Mexican peso and British pound while trading in the Swiss Franc was profitable.

Commodities

Trading in commodities was profitable for the Fund led by gains from energy and metal positions, partially offset by losses from trading in agricultural markets. Short positions during the first quarter drove the gains in energy as the Fund benefitted from the collapse in oil and oil product prices. In metals trading, long precious and short base metals positions were profitable, notably gold and zinc. In agricultural markets, trading in softs drove the losses though positions in grain markets were also unprofitable. The Fund ended the semi-annual period with short positions in energy, grain, base metals, and soft commodities while precious metal exposure was long.

Outlook

The sell-off in risk assets in 2020 and Q4 2018 has reminded us that markets can be volatile and that there is an important role to be played by diversifying strategies. While difficult to predict market directions going forward, the case for heightened volatility certainly seems strong given the host of geo-political issues including the November elections, U.S./China tension, surge in number of COVID-19 cases, future monetary and fiscal policy, and prospects for a vaccine/treatment. All of which have the potential to have significant influences on markets going forward.

For those whose portfolios were equity-heavy heading into the February/March sell-off, the remarkable recovery in stocks since then has perhaps provided another opportunity to ensure your portfolio has adequate diversifying investments. Of course, with historically low rates, it seems likely to us that bonds will be challenged to deliver the kind of returns investors have been accustomed to in the past. Accordingly, we believe investors may need to consider alternative diversifying strategies like managed futures. We remain highly confident in the Fund’s potential to provide positive absolute returns and compelling diversification for investors going forward.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclays 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were +3.97% compared to +3.98% for the benchmark in the first half of 2020. The duration of the portfolio was managed between 2.5 and 2.7 years. The portfolio was overweight non-government sectors with between 24-29% in investment grade corporate bonds and 25-30% in high quality, short duration securitized sectors. The fund maintained broad corporate bond diversification with a modest overweight to financials. Given that spreads for non-government securities widened, sector positioning was a slight detractor to returns during the reporting period.

Shareholder Letter | 9

The Nuveen team expects a gradual and bumpy global recovery with U.S. economic activity returning to its Q4 2019 peak in the second half of 2021. While that forecast might appear optimistic, the portfolio managers also see unemployment remaining between 8% and 10% through much of 2021. The Fed is expected to remain at the zero lower bound as it continues to assess the duration and depth of the downturn. While the Fed will continue to use all available tools to combat the slowing economy and to provide liquidity, moving the fed funds rate negative is extremely unlikely in Nuveen’s view. Duration for the portfolio is expected to be neutral to modestly underweight versus the benchmark. The team expects spreads to grind tighter and will focus on individual credit selection as a key driver for generating excess returns. In light of favorable volatility-adjusted return potential, the portfolio will continue to be positioned broadly across the securitized sectors.

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside risk mitigation when equity prices are falling.

The Fund employs three sub-advisers to manage the long/short equity Fund:

●	Billings Capital Management (“Billings”) manages a strategy which is based on a value-oriented, concentrated, fundamental, bottom-up long/short equity approach. This manager seeks to maximize absolute returns, exceeding the S&P 500 over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since 2008 with their current firm and for many years prior to that at a different entity.

●	Kettle Hill Capital Management (“Kettle Hill”) seeks to generate alpha by combining a bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

●	First Quadrant manages a strategy which is similar to a global long/short strategy the manager has executed since 2016. First Quadrant utilizes a systematic multi-factor approach coupled with an active beta management approach to maximize upside opportunities while reducing downside performance. First Quadrant invests in developed international and U.S. markets and was added to the portfolio January 2019.

Market Commentary

The S&P 500 finished the first half of 2020 with modest losses, closing the six-month period down -3.08%. Markets remained volatile during the period with U.S. stocks experiencing the fastest and deepest peak-to-trough selloff in history as illustrated by the -33.79% downward move in the S&P 500 early in 2020. Conversely, investor sentiment shifted dramatically in the second quarter of 2020 on what appears to be improving conditions following the coronavirus outbreak earlier in the year.

The S&P 500 Index started 2020 on a rough note with all three months of Q1 finishing in negative territory and closing the first quarter down-19.60%, as authorities around the world implemented lockdowns measures in an attempt to limit the spread of the COVID-19 virus. The sharp decline in equity markets was driven by negative investor sentiment triggered by a spike in unemployment and a dramatic decline in the U.S. economy. The spread of the virus and the subsequent economic shutdown triggered a quick response by the Federal Reserve in lowering the federal funds rate, creating lending facilities, and embarking upon a quantitative easing program to support the economy and financial markets. Congress introduced a massive +$2 trillion fiscal stimulus package to provide relief to corporations and individuals as a backdrop until the virus begins to subside and the economy normalizes.

With equities closing Q1 and coming off the worst quarterly return since Q4 2008, U.S. stocks staged an impressive rally with the S&P 500 marking its best quarterly return since Q4 1998, closing Q2 2020 up +20.5%. In April, investors poured back into risk assets in response to the brisk action from the Fed with the S&P 500 closing the month up +12.8%, its best monthly return since 1987. Furthermore, an unexpected May jobs report was better than expected along with positive developments for COVID-19 treatments or vaccines which instilled optimism for investors during the second quarter. As we look forward, investors remain cautiously optimistic as progress towards a potential COVID-19 vaccine continues along with support from central banks countering ongoing risks that include: increasing number of COVID-19 cases, increased tensions between the U.S./China, and political uncertainty with the upcoming U.S. presidential election.

Portfolio Update

LoCorr Dynamic Equity Fund’s Class I share finished the six-month period with a -13.41% return, trailing the Morningstar Long/Short Equity category which closed down -6.00% and the S&P 500 -3.08%. The Fund struggled alongside equities during Q1 2020 but recovered in Q2, closing that quarter up +13.96% easily outpacing the +7.93% return for the Morningstar Long/Short Equity category.

Kettle Hill led the way for the Fund, posting a stellar six-month return and finishing well in the black while both First Quadrant and Billings Capital moved alongside U.S. stocks in negative territory. LoCorr believes that Kettle Hill’s ability to tactically manage net exposure along with aiming to identify the best risk/reward opportunities in an everchanging market environment was a significant factor to the sub-adviser’s positive performance in the first half of 2020. The Fund’s overall net exposure oscillated throughout the first half of 2020, ending the period within its typical 40-60% range, at 57.1% net exposure.

10 | Shareholder Letter

The Fund’s long book was a detractor for the first six months of 2020; however, the Fund did see positive contribution from the short book. The long book produced negative returns but saw its best performance from the Technology and Energy sectors, and equity-based ETFs which one of the sub-advisers used to complement its individual stock positions. Additionally, positions in S&P 500 futures contracts were also a contributor to the Fund as one of the managers systematically shifts net exposure to equities using futures which benefitted the Fund. Within the Technology sector, a position in SS&C Technologies Holdings Inc. (0.3% of the Fund as of June 30, 2020), was a positive contributor as the company surpassed earnings and revenue estimates. A position in Sabre Corp. (0.1% of the Fund as of June 30, 2020), a technology solutions provider to the global travel and tourism industry, was a contributor to the long book with many investors rotating back to the travel industry as the sector was disproportionally impacted during the selloff, helping to boost the stock late in the period. Another contributor was RH Restoration Hardware Holdings Inc. (0.6% of the Fund as of June 30, 2020), a luxury retailer operating in the furniture and home furnishing industry. The stock benefitted as investors reacted favorably to better-than-expected earnings and its growing e-commerce platform which has benefitted amid COVID-19 lockdowns.

Offsetting these gains were losses in the Industrials and Financial Services sectors. In the Industrials sector, a position in MasTec Inc. (3.7% of the Fund as of June 30, 2020) struggled in the first half of 2020 as the infrastructure construction company that operates in the energy, utility, and communications markets sold off during the panic selling triggered by the global pandemic. A position in Air Canada (0.0% of the Fund as of June 30, 2020), another company in the Industrials sector, was also a large detractor as the airline industry plunged during the period when travel-related stocks were hammered. In the Financial Services sector, a position in Credit Acceptance Corp. (7.4% of the Fund as of June 30, 2020), a specialized consumer finance company in the auto industry was a laggard as the consumer finance and banking industry moved lower.

The Fund’s short book experienced slight gains during the first half of 2020 as equity markets were crippled by the coronavirus pandemic, which helped to boost the Fund’s short positions. The Consumer Cyclicals and Industrials sectors, along with equity-based ETFs were all contributors which offset losses from the Technology, Healthcare, and Communications Services sectors during the period. Within the Consumer Cyclicals sector, a position in L Brands Inc. (0.0% of the Fund as of June 30, 2020), a personal care and beauty retailer, moved lower as brick-and-mortar retail was crippled by COVID-19 lockdowns benefitting the Fund’s short book. In the Industrials sector, a short position in Boeing Co. (0.1% of the Fund as of June 30, 2020), an aerospace company, tumbled as demand in the airline industry came to a halt due to COVID-19 global lockdowns which provided a boost to the Fund. The short book also saw contribution from short positioning in equity-based ETFs which were additive to performance when equity markets fell during the coronavirus-induced panic selling.

Outlook

U.S. equities closed the first half of 2020 on a high note as the S&P 500 finished the second quarter up +13.96%, rebounding off of the equity market’s fastest and deepest selloff in history. Looking ahead, financial markets will likely be driven by the number of new coronavirus cases globally, the development of COVID-19 treatment and vaccine, additional fiscal and monetary stimulus, and shifting stay-at-home policies. In this type of environment, a long/short equity strategy may allow for continued participation in equity markets if they rise while their ability to benefit from stocks falling in price may potentially mitigate losses if equities were to sell off.

The Fund struggled early in 2020, but rebounded significantly during Q2, moving up with broader equity markets and significantly outperforming the Morningstar Long-Short Equity Fund Category. We remain highly confident in the potential of the Fund to provide positive absolute returns and compelling diversification for investors.

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by Trust and Fiduciary Income Partners (“TFIP”). TFIP invests in a portfolio of primarily pass-through securities with an integrated covered call and hedging strategy. TFIP seeks to generate high current income, much of which the Fund distributes monthly to investors.

Market Commentary

The first half of 2020 has been unprecedented and will likely be known as one of the most dramatic periods ever for investors with parallels to the Global Financial Crisis of 2008-09, the Crash of 1987, and the Crash of 1929. The equity markets closed the first half of the year down a modest -3.08%, as illustrated by the S&P 500 Index, yet two very different narratives between the quarters of 2020 exist. The first quarter of 2020 posted a harrowing decline as the economic impact of the global coronavirus pandemic became evident with the equity index closing Q1 down -19.60%. Conversely, in the second quarter, massive fiscal and monetary policy around the world drove markets higher with many indices testing or surpassing previous highs with the S&P 500 finishing up +20.54%. Unlike previous downturns in the economy and equity markets, the current crisis is both economic and a medical one. Furthermore, the gap between the real economy and securities markets continues to widen as residual unemployment, business bankruptcies, and credit defaults could continue to increase and will become even more apparent as policy measures expire, yet, investors remain optimistic that a potential COVID-19 vaccination could appease the situation.

Early in the year, the staggering impact of the coronavirus pandemic and global lockdowns caused unemployment levels to spike to record levels crippling global manufacturing and production figures and triggering equity indices to plummet to historic lows. Financial markets reacted quickly, exhibiting a dramatic liquidity-driven selloff with volatility spiking to levels never seen before and risk asset valuations decreasing significantly, with the exception of “safe-haven” assets. In an attempt to limit the economic fallout, central banks took emergency measures by cutting interest rates and further extending quantitative easing. Swift action by the Federal Reserve along with the approval of a series of stimulus acts by Congress attempting to stabilize payrolls and support both healthcare institutions and local governments, instilled much needed stability and optimism during this period of slowing economic activity. By the end of April, investor sentiment began to improve, and the tide began to shift as central bank accommodation and government stimulus stabilized financial markets boosting investor confidence, as illustrated by the S&P 500 closing the month up +12.82%, its best month since 1987.

Shareholder Letter | 11

Crude prices, which can have a significant influence on the portfolio, experienced an astounding spike in volatility during the first half of the year. While economic and financial conditions around the globe struggled during the period, oil prices also cratered by as much as -70% early in the year, stemming from a drastic decline in demand along with ongoing production disagreements between Saudi Arabia and Russia. Additionally, the May ‘20 West Texas Crude contract (WTI), traded down to negative -$37 in April primarily driven by weak demand, marking the first time in history oil traded in negative territory. However, oil prices rallied higher in Q2 as lockdowns began to loosen, the U.S. dollar weakened, and OPEC+ agreed on production.

Portfolio Update

The Fund’s Class I shares declined -24.29% during the first half of 2020, trailing the -3.08% return for the S&P 500 and the +6.14% return for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s opportunity set faced significant headwinds during the period but did see positive contributions from Preferreds (“Pfds”), Publicly Traded Partnerships (“PTPs”) as well as positive performance from the Fund’s hedging strategy which was effective in limiting losses and reducing volatility during the six-month period.

The Pfds asset class was the top contributor to the Fund through the first half of 2020. Within that exposure, the Fund saw positive contribution from a position in the preferred stock of Fortress Transportation and Infrastructure Pfds (2.2% of the Fund as of June 30, 2020), a firm that develops infrastructure assets and leases aviation assets, which performed well during the period on the back of strong earnings. Another position in the Pfds sector, NuStar Energy L.P. Pfds (1.7% of the Fund as of June 30, 2020), a U.S.-based pipeline and terminal operator, moved up during the first half of 2020 on improving sentiment stemming from the company’s distribution sustainability which was viewed as a positive by the Street. A position in Terraform Power Inc. (0% of the Funds as of June 30, 2020), a company which engages in the acquisition of renewable energy assets, was also additive to the Fund’s performance during the period on the potential of a merger. Within the Master Limited Partnerships (MLP) sector, a position in Brookfield Renewable Partners L.P. (3.1% of the Fund as of June 30, 2020), a renewable power generating company, rebounded during the period on positive news of a potential acquisition of another clean-energy generator.

The largest detractors to the Fund for the first half of the year came from Mortgage REIT (“mREITs”), Master Limited Partnership (“MLPs”), and C Corporation (“C-Corps”) sectors. Within the mREITs sector, as of June 30, 2020, positions in Two Harbors Investment Corp. (0.0% of the Fund), Invesco Mortgage Capital Inc. (1.2% of the Fund), Apollo Commercial Real Estate Finance Inc. (1.0% of the Fund), and New York Mortgage Trust (0.0% of the Fund) all sold off during the violent plunge in equity markets with the sector facing structural changes requiring additional margin on their collateral. Forced liquidations by levered mortgage REIT ETFs also contributed to the weakness and volatility during the period. Within the MLP sector, a position in Crestwood Equity Partners (3.1% of the Fund as of June 30, 2020), a mid-stream MLP, was caught in the MLP and energy complex selling frenzy during the first quarter of 2020.

During the first half of 2020, strategic thematic shifts included TFIP decreasing allocations to holdings that could be at risk of lowering distributions and rotating to companies that will likely maintain cash flows and distributions during this uncertain period. TFIP moved up the capital structure and increased exposure to the Pfd sector while also adding exposure late in the period to MLPs and select mREITs companies. Additionally, TFIP made allocations to specialty REITs focusing on companies that could potentially benefit from the ongoing COVID-19 lockdowns.

Outlook

As we move forward, TFIP believes that the market dialog over 2020 will center on fundamentals, particularly on the sustainability of corporate cash flow, the quality of debt holdings, and the potential increase in unemployment and its impact on consumer spending. During the first six months of 2020 investors witnessed equity markets experience the fastest and deepest selloff in history, but also an extraordinary rebound with the S&P 500 posting its best quarter (Q2 2020) since 1998. TFIP anticipates the market has possibly experienced a “V” bottom but remains cautiously optimistic as economic uncertainty and near-term risks remain on the horizon with the corporate earnings reporting season ahead, the forthcoming U.S. presidential election, and ongoing economic fallout due to the pandemic all remain considerations moving into the second half of 2020. Given these concerns, fundamentals will remain challenged but TFIP remains confident that the portfolio is well positioned for this environment as the portfolio holdings have stable operating profiles with consistent high distribution coverage even in this unstable environment.

12 | Shareholder Letter

Thank you for investing in the LoCorr Funds

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Barclays 1-5 Year Government Credit Index-The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. MSCI EAFE Index was designed to measure the equity market performance of developed markets outside of the U.S. & Canada. VIX - Chicago Board Options Exchange (CBOE), the Volatility Index, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments. It is also known by other names like “Fear Gauge” or “Fear Index.” Investors, research analysts and portfolio managers look to VIX values as a way to measure market risk, fear and stress before they take investment decisions. ICE BofAML 3-M T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Morningstar Managed Futures Category is an average monthly return of all funds in the Morningstar Managed Futures Category. These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over the counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. TOPIX Index (Tokyo Stock Price Index) is an important stock market index for the Tokyo Stock Exchange (TSE) in Japan, tracking all domestic companies of the exchange’s First Section. Dow Jones EURO STOXX 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes. The index was originally launched in 1998 as the Dow Jones-AIG Commodity Index and renamed to Dow Jones-UBS Commodity Index in 2009, when UBS acquired the index from AIG. SG Trend Index is a subset of the SG CTA Index, and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Morningstar Long/Short Equity Category is an average monthly return of all funds in the Morningstar Long-Short Equity Category. The category contains a universe of funds with similar investment objectives and investment style, as defined by Morningstar. Performance of the indices and Morningstar Category Average is generated on the first business day of the month. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. West Texas Intermediate (WTI) is a crude oil that serves as one of the main global oil benchmarks. It is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. WTI is the underlying commodity for the NYMEX’s oil futures contract. One cannot invest directly in an index.

Morningstar rankings are for LOTIX only, other share classes may have different rankings. The Morningstar percentile ranking is based on the fund’s total return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1% and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemptions fees. Morningstar ranked the LoCorr Market Trend Fund (LOTIX) 58th percentile, and 66th percentile out of 104 and 81 funds for the one-year and five-year periods ending June 30, 2020, respectively.

© 2020 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) - A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Beta measures the sensitivity of a stock’s return relative to the return of a selected market index. When beta is greater than one, it means a stock will rise or fall more than the market. Cash Flows refers to a company’s free cash flow which is a measure of how much cash a business generates after capital expenditures. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Calendar spread is an options or futures spread established by simultaneously entering a long and short position on the same underlying asset at the same strike price but with different delivery months. It is sometimes referred to as an inter-delivery, intra-market, time, or horizontal spread. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund and LoCorr Spectrum Income Fund are diversified funds. LoCorr Dynamic Equity Fund is a non-diversified fund, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, those Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

Shareholder Letter | 13

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund, and LoCorr Spectrum Income Fund are distributed by Quasar Distributors, LLC.

14 |	Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended June 30, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	0.00%	5.11%	4.15%	1.52%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	-5.73%	-0.94%	2.92%	0.87%
LoCorr Macro Strategies Fund - Class C	3/24/11	-1.36%	3.31%	3.36%	0.76%
LoCorr Macro Strategies Fund - Class I	3/24/11	0.12%	5.29%	4.41%	1.78%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.60%	1.63%	1.19%	0.67%[1]
Barclay CTA Index		1.07%	1.88%	0.33%	0.18%[1]

$100,000 investment in the

LoCorr Macro Strategies Fund – Class I

For the period ended June 30, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.17%, 2.92% and 1.92% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of March 24, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	11.23%	4.39%	7.63%	4.14%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	4.89%	-1.58%	6.37%	3.42%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	9.80%	2.69%	6.85%	3.33%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	11.30%	4.65%	7.92%	4.40%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.60%	1.63%	1.19%	0.73%
Morningstar Long/Short Commodity Index		-5.09%	-4.09%	-3.15%	-3.25%

$100,000 investment in the

LoCorr Long/Short Commodities Strategy Fund - Class I

For the period ended June 30, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.61%, 3.36% and 2.36% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

Fund Performance	| 15

LoCorr Market Trend Fund

Rate of Return — For the period ended June 30, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	-6.88%	-1.51%	-2.83%	1.84%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	-12.22%	-7.17%	-3.98%	0.84%
LoCorr Market Trend Fund - Class C	6/30/14	-8.09%	-3.20%	-3.55%	1.08%
LoCorr Market Trend Fund - Class I	6/30/14	-6.77%	-1.22%	-2.60%	2.09%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		1.06%	1.63%	1.19%	1.00%
Barclay CTA Index		1.07%	1.88%	0.33%	1.32%

$100,000 investment in the

LoCorr Market Trend Fund - Class I

For the period ended June 30, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.03%, 2.78% and 1.78% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended June 30, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Dynamic Equity Fund - Class A (without maximum load)	5/10/13	-13.57%	-13.66%	0.01%	0.08%
LoCorr Dynamic Equity Fund - Class A (with maximum load)	5/10/13	-18.52%	-18.65%	-1.17%	-0.03%
LoCorr Dynamic Equity Fund - Class C	5/10/13	-14.80%	-15.13%	-0.72%	0.04%
LoCorr Dynamic Equity Fund - Class I	5/10/13	-13.41%	-13.35%	0.30%	1.07%
S&P 500 Total Return Index		-3.08%	7.51%	10.73%	11.66%
Morningstar Long/Short Equity Fund Index		-6.00%	-2.25%	1.50%	1.50%

$100,000 investment in the

LoCorr Dynamic Equity Fund - Class I

For the period ended June 30, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.75%, 4.50% and 3.50% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

16 |	Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	-24.37%	-21.43%	-3.86%	-3.48%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	-28.72%	-25.96%	-4.99%	-4.36%
LoCorr Spectrum Income Fund - Class C	12/31/13	-25.31%	-22.68%	-4.57%	-4.18%
LoCorr Spectrum Income Fund - Class I	12/31/13	-24.29%	-21.24%	-3.59%	-3.21%
Bloomberg Barclay U.S. Aggregate Bond Index		6.14%	8.74%	4.30%	4.21%
Morningstar Allocation - 70% to 85% Equity		-6.89%	0.77%	4.41%	4.56%

$100,000 investment in the

LoCorr Spectrum Income Fund - Class I

For the period ended June 30, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.32%, 4.07% and 3.07% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclay U.S. Aggregate Bond Index is a long term, market capitalization- weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Allocation - 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portfolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments	| 17

LoCorr Macro Strategies Fund

Composition of Consolidated Investment Portfolio[1]
June 30, 2020 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 10.86%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	0.38%	$520,804	$508,920
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.38%	580,931	570,376
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.53%	105,464	102,206
American Express Credit Account Master Trust, 2019-1 A	10/15/2024	2.87%	2,390,000	2,490,012
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	753,906	809,723
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	500,000	505,404
Avid Automobile Receivables Trust, 2018-1 A (a)	08/15/2023	2.84%	258,829	259,555
Barclays Dryrock Issuance Trust, 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	0.48%	3,225,000	3,225,000
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	532,056	536,215
Carmax Auto Owner Trust
Series 2019-1 A3	03/15/2024	3.05%	2,450,000	2,529,218
Series 2020-1 A3	12/16/2024	1.89%	4,150,000	4,269,727
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	3,850,000	3,962,037
Citibank Credit Card Issuance Trust, 2018-A3 A3	05/23/2025	3.29%	3,500,000	3,791,273
Conn’s Receivables Funding LLC, 2018-A A (a)	07/17/2023	3.25%	219,468	218,246
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	497,396	494,964
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	1,999,888	2,063,864
Diamond Resorts Owner Trust, 2018-1 A (a)	01/21/2031	3.70%	1,498,858	1,528,495
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.51%	2,775,000	2,783,820
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	2.24%	1,067,625	1,058,240
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	897,610	914,992
Evergreen Credit Card Trust, 2018-2 A (1 Month LIBOR USD + 0.350%) (a)(b)(c)	07/15/2022	0.53%	1,975,000	1,975,123
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	2,244,000	2,279,262
Ford Credit Auto Owner Trust
Series 2016-1 A (a)	08/15/2027	2.31%	2,350,000	2,371,903
Series 2018-2 A (a)	01/15/2030	3.47%	1,400,000	1,481,498
GLS Auto Receivables Trust, 2018-2A A (a)	04/18/2022	3.25%	44,803	44,833
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 A2B (1 Month LIBOR USD + 1.050%) (c)	03/16/2023	1.25%	1,395,000	1,404,365
Series 2020-1 A3	09/16/2024	1.84%	1,680,000	1,719,240
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	2,937,981	2,937,779
Honda Auto Receivables Owner Trust, 2019-1 A3	03/20/2023	2.83%	4,807,000	4,938,709

The accompanying notes are an integral part of these consolidated financial statements.

18 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	1.04%	$1,468,556	$1,450,447
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.08%	2,461,479	2,430,268
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.19%	2,823,117	2,802,129
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.29%	937,145	935,091
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.84%	2,275,000	2,221,087
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	1.01%	848,275	837,104
MVW Owner Trust
Series 2019-1A A (a)	11/20/2036	2.89%	1,627,668	1,655,668
Series 2019-2A A (a)	10/20/2038	2.22%	2,042,960	2,042,257
Planet Fitness Master Issuer LLC, 2018-1A A2I (a)	09/05/2048	4.26%	2,043,600	2,052,510
Progress Residential Trust
Series 2017-SFR1 A (a)	08/17/2034	2.77%	3,276,199	3,326,833
Series 2019-SFR4 B (a)	11/17/2036	2.94%	1,300,000	1,325,600
Sierra Receivables Funding LLC, 2018-3A A (a)	09/20/2035	3.69%	1,590,206	1,624,036
SoFi Professional Loan Program LLC
Series 2016-C A2B (a)	12/27/2032	2.36%	1,171,438	1,182,377
Series 2016-D A2B (a)	04/25/2033	2.34%	1,054,916	1,069,909
Series 2015-C A2 (a)	08/25/2033	2.51%	632,968	638,083
Series 2016-A A2 (a)	12/26/2036	2.76%	1,899,850	1,910,404
Starwood Waypoint Homes Trust, 2017-1 A (1 Month LIBOR USD + 0.950%) (a)(c)	01/22/2035	1.13%	1,562,872	1,556,120
Synchrony Card Issuance Trust, 2018-A1 A	09/15/2024	3.38%	2,935,000	3,022,003
TCF Auto Receivables Owner Trust, 2016-PT1A A (a)	06/15/2022	1.93%	266,025	266,529
Toyota Auto Receivables Owner Trust, 2020-B A2	12/15/2022	1.38%	5,730,000	5,779,050
Tricon American Homes Trust
Series 2016-SFR1 A (a)	11/17/2033	2.59%	334,005	335,448
Series 2017-SFR1 A (a)	09/19/2034	2.72%	2,813,389	2,864,061
Verizon Owner Trust
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	0.45%	3,173,627	3,174,789
Series 2018-A A1A	04/20/2023	3.23%	5,600,000	5,723,320
Series 2019-B A1A	12/20/2023	2.33%	2,597,000	2,665,390
Series 2019-C A1A	04/20/2024	1.94%	705,000	723,212
Series 2020-A A1A	07/20/2024	1.85%	6,765,000	6,942,481
TOTAL ASSET BACKED SECURITIES (Cost $110,583,133)				112,331,205

CORPORATE BONDS: 25.17%
Aerospace/Defense: 0.10%
L3Harris Technologies, Inc.	02/15/2021	4.95%	1,005,000	1,017,376

Agriculture: 0.21%
Altria Group, Inc.	02/14/2024	3.80%	2,025,000	2,214,093

Auto Manufacturers: 0.56%
General Motors Financial Co., Inc.	06/20/2025	2.75%	3,845,000	3,797,729
Toyota Motor Credit Corp.	03/30/2023	2.90%	1,870,000	1,979,673
				5,777,402
Banks: 10.88%
Banco Santander SA (b)	02/23/2023	3.13%	2,800,000	2,916,564
Banco Santander SA (b)	05/28/2025	2.75%	1,015,000	1,051,860
Bank of America Corp.	10/21/2022	2.50%	3,680,000	3,767,421
Bank of America Corp.	01/11/2023	3.30%	4,240,000	4,525,253
Bank of America Corp. (SOFR + 1.150%) (d)	06/19/2026	1.32%	3,850,000	3,860,018
Bank of Montreal (b)	03/26/2022	2.90%	1,770,000	1,844,779
Bank of New York Mellon Corp.	02/07/2022	2.60%	1,000,000	1,032,961
Bank of New York Mellon Corp.	10/24/2024	2.10%	1,200,000	1,264,451
BB&T Corp.	12/06/2023	3.75%	1,260,000	1,379,963
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(d)	11/19/2025	2.82%	2,540,000	2,659,984
Citigroup, Inc.	01/14/2022	4.50%	2,515,000	2,665,408
Citigroup, Inc. (SOFR + 0.867%) (d)	11/04/2022	2.31%	1,895,000	1,932,366
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (d)	01/24/2023	3.14%	5,735,000	5,931,774
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (d)	06/01/2024	4.04%	2,105,000	2,288,573

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)	| 19

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	$2,130,000	$2,253,583
Credit Suisse AG (b)	05/05/2023	1.00%	2,610,000	2,624,187
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(d)	01/12/2023	5.00%	2,895,000	3,040,622
Fifth Third Bancorp	05/05/2023	1.63%	2,505,000	2,569,396
Goldman Sachs Group, Inc.	02/25/2021	2.88%	1,690,000	1,712,795
Goldman Sachs Group, Inc.	04/26/2022	3.00%	750,000	764,523
Goldman Sachs Group, Inc.	01/22/2023	3.63%	3,685,000	3,949,415
Goldman Sachs Group, Inc.	02/23/2023	3.20%	3,375,000	3,581,057
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	2,000,000	2,042,930
HSBC Holdings PLC (SOFR + 1.929%) (b)(d)	06/04/2026	2.10%	2,100,000	2,121,678
Huntington National Bank	04/01/2022	3.13%	1,735,000	1,808,764
ING Groep NV (b)	04/09/2024	3.55%	3,095,000	3,370,168
JP Morgan Chase & Co.	09/23/2022	3.25%	1,565,000	1,652,570
JP Morgan Chase & Co.	01/25/2023	3.20%	8,345,000	8,872,281
Morgan Stanley	11/01/2022	4.88%	1,900,000	2,066,179
Morgan Stanley	01/23/2023	3.13%	7,925,000	8,402,919
National Bank of Canada (a)(b)	10/07/2022	2.15%	1,600,000	1,644,455
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	3,345,000	3,424,431
Royal Bank of Canada (b)	11/01/2024	2.25%	1,855,000	1,951,757
Santander UK PLC (b)	01/13/2023	2.10%	2,255,000	2,331,538
State Street Corp. (SOFR + 2.690%) (a)(d)	03/30/2023	2.83%	2,010,000	2,085,561
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	1,860,000	1,858,567
Truist Financial Corp.	08/05/2025	1.20%	2,565,000	2,596,883
UBS AG/London (a)(b)	04/21/2022	1.75%	1,750,000	1,783,461
Wells Fargo & Co.	02/13/2023	3.45%	4,195,000	4,452,942
Wells Fargo & Co. (SOFR + 1.600%) (d)	06/02/2024	1.65%	2,375,000	2,412,551
				112,496,588
Beverages: 0.52%
Anheuser-Busch InBev Finance, Inc.	02/01/2023	3.30%	2,590,000	2,743,258
Constellation Brands, Inc.	05/01/2023	4.25%	2,405,000	2,636,330
				5,379,588
Building Materials: 0.17%
Carrier Global Corp. (a)	02/15/2025	2.24%	1,740,000	1,779,008

Chemicals: 0.36%
Air Products and Chemicals, Inc.	10/15/2025	1.50%	965,000	995,391
DuPont de Nemours, Inc.	05/01/2023	2.17%	755,000	769,751
DuPont de Nemours, Inc.	11/15/2023	4.21%	1,765,000	1,934,612
				3,699,754
Computers: 0.12%
Apple, Inc.	05/03/2023	2.40%	1,175,000	1,242,057

Diversified Financial Services: 1.66%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (b)	02/01/2022	3.95%	2,490,000	2,490,760
Air Lease Corp.	07/03/2023	3.88%	2,150,000	2,188,228
American Express Co.	05/20/2022	2.75%	505,000	524,310
American Express Co.	07/30/2024	2.50%	2,000,000	2,116,865
Capital One Bank	02/15/2023	3.38%	1,700,000	1,789,658
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	2,190,000	2,274,745
Charles Schwab Corp.	01/25/2023	2.65%	1,905,000	2,003,374
GE Capital International Funding Co. Unlimited Co. (b)	11/15/2025	3.37%	1,655,000	1,736,545
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	1,930,000	2,060,242
				17,184,727
Electric: 0.46%
Exelon Generation Co. LLC	03/15/2022	3.40%	620,000	644,335
Exelon Generation Co. LLC	06/01/2025	3.25%	810,000	874,559
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	3,100,000	3,226,757
				4,745,651
Electronics: 0.14%
Roper Technologies, Inc.	12/15/2020	3.00%	1,395,000	1,407,620

The accompanying notes are an integral part of these consolidated financial statements.

20 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Environmental Control: 0.15%
Waste Management, Inc.	06/15/2024	2.95%	$1,530,000	$1,566,312

Food: 0.30%
Mondelez International, Inc.	04/13/2023	2.13%	1,620,000	1,677,887
Tyson Foods, Inc.	06/15/2022	4.50%	1,365,000	1,455,444
				3,133,331
Healthcare - Services: 0.10%
UnitedHealth Group, Inc.	01/15/2026	1.25%	995,000	1,013,330

Insurance: 1.13%
Aon Corp.	11/15/2022	2.20%	3,660,000	3,794,914
Berkshire Hathaway, Inc.	03/15/2021	2.20%	2,835,000	2,868,995
Metropolitan Life Global Funding	07/02/2025	0.95%	3,155,000	3,150,728
Voya Financial, Inc.	07/15/2024	3.13%	1,765,000	1,887,773
				11,702,410
Media: 1.01%
Comcast Corp.	04/15/2024	3.70%	7,625,000	8,439,196
Walt Disney Co.	03/24/2025	3.35%	1,825,000	2,023,082
				10,462,278
Miscellaneous Manufacturing: 0.31%
Ingersoll-Rand Global Holding Co. Ltd.	06/15/2023	4.25%	1,415,000	1,558,636
Parker-Hannifin Corp.	06/14/2024	2.70%	1,540,000	1,639,349
				3,197,985
Oil & Gas: 0.95%
BP Capital Markets PLC (b)	03/11/2021	4.74%	1,000,000	1,028,536
Chevron Corp.	05/11/2023	1.14%	2,485,000	2,527,801
Diamondback Energy, Inc.	12/01/2024	2.88%	1,865,000	1,866,078
Equinor ASA (b)	01/22/2026	1.75%	810,000	829,679
Occidental Petroleum Corp.	03/15/2021	4.85%	1,352,000	1,341,860
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	2,150,000	2,194,851
				9,788,805
Pharmaceuticals: 1.09%
AbbVie, Inc.	11/06/2022	2.90%	1,015,000	1,064,820
AbbVie, Inc. (a)	11/21/2022	2.30%	1,805,000	1,867,054
Bristol-Myers Squibb Co. (a)	02/20/2023	3.25%	2,480,000	2,639,123
CVS HEALTH Corp.	06/01/2021	2.13%	1,500,000	1,519,760
CVS HEALTH Corp.	08/12/2024	3.38%	3,880,000	4,226,327
				11,317,084
Pipelines: 0.52%
Energy Transfer Operating LP	05/15/2025	2.90%	790,000	807,091
Enterprise Products Operating LLC	02/15/2021	2.80%	2,265,000	2,296,321
ONEOK, Inc.	09/01/2024	2.75%	775,000	781,904
TransCanada PipeLines Ltd. (b)	08/01/2022	2.50%	1,500,000	1,546,009
				5,431,325
Real Eastate Investment Trust: 1.50%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	2,515,000	2,779,598
American Tower Corp.	09/15/2025	1.30%	2,290,000	2,297,274
Camden Property Trust	12/15/2022	2.95%	1,457,000	1,512,123
Crown Castle International Corp.	07/15/2025	1.35%	1,760,000	1,772,542
Digital Realty Trust LP	10/01/2022	3.63%	1,425,000	1,504,001
Essex Portfolio LP	08/15/2022	3.63%	2,705,000	2,835,676
Highwoods Realty LP	06/15/2021	3.20%	1,454,000	1,477,219
Kilroy Realty LP	01/15/2023	3.80%	1,300,000	1,342,669
				15,521,102
Software: 0.56%
Adobe, Inc.	02/01/2023	1.70%	2,420,000	2,504,756
Fiserv, Inc.	07/01/2024	2.75%	3,060,000	3,262,924
				5,767,680

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)	| 21

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunications: 2.03%
AT&T, Inc.	03/11/2024	3.90%	$4,150,000	$4,581,804
AT&T, Inc.	05/15/2025	3.40%	6,005,000	6,599,249
T-Mobile USA, Inc. (a)	04/15/2025	3.50%	1,975,000	2,149,570
Verizon Communications, Inc.	03/15/2021	3.45%	2,200,000	2,244,397
Verizon Communications, Inc.	09/15/2023	5.15%	2,895,000	3,296,608
Vodafone Group PLC (b)	01/16/2024	3.75%	1,915,000	2,091,399
				20,963,027
Transportation: 0.34%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	1,580,000	1,738,399
CSX Corp.	11/01/2023	3.70%	1,575,000	1,728,311
				3,466,710
TOTAL CORPORATE BONDS (Cost $252,045,799)				260,275,243

MORTGAGE BACKED SECURITIES: 12.67%
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	1,415,000	1,331,814
Barclays Commercial Mortgage Securities LLC, 2015-VFM A1 (a)	03/12/2036	2.47%	1,383,040	1,355,956
BX Commercial Mortgage Trust, 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	1.10%	2,866,202	2,844,385
Citigroup Commercial Mortgage Trust, 2019-PRM B (a)	05/10/2035	3.64%	2,100,000	2,167,019
Comm Mortgage Trust
Series 2013-CR6 A4	03/10/2046	3.10%	615,000	630,834
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	615,000	665,464
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,622,156
Series 2014-LC17 A5	10/11/2047	3.92%	724,000	792,430
Series 2014-CR21 A3	12/10/2047	3.53%	1,689,493	1,815,926
Series 2015-CR27 AM	10/13/2048	3.98%	2,000,000	2,135,018
Connecticut Avenue Securities Trust
Series 2019-R06 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	09/26/2039	0.93%	40,539	40,480
Series 2020-R02 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2040	0.93%	1,937,550	1,916,782
Series 2020-R01 1M1 (1 Month LIBOR USD + 0.800%) (a)(c)	01/25/2040	0.98%	2,050,826	2,039,160
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.16%	1,000,000	990,600
Fannie Mae Aces
Series 2017-M12 A1	06/25/2027	2.75%	5,546,795	5,830,525
Series 2019-M6 A1	08/25/2028	3.30%	5,611,227	6,193,927
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.78%	1,710,385	1,495,706
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.18%	1,845,723	1,616,198
Series 2017-C02 2ED4 (1 Month LIBOR USD + 0.850%) (c)	09/25/2029	1.03%	1,235,884	1,197,779
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.63%	1,738,000	1,660,281
FDIC Guaranteed Notes Trust, 2010-S4 A (1 Month LIBOR USD + 0.720%) (a)(c)	12/04/2020	1.05%	268,294	266,658
FHLMC Multifamily Structured Pass Through Certificates
Series K059 A1	09/25/2025	2.76%	1,868,010	1,996,674
Series KC06 A1	02/25/2026	2.17%	4,085,000	4,281,534
Flagstar Mortgage Trust
Series 2017-2 A5 (a)(d)	10/25/2047	3.50%	1,458,896	1,476,848
Series 2018-4 A4 (a)(d)	07/25/2048	4.00%	274,150	274,623
FNMA Multifamily Structured Pass Through Certificates, 2017-M7	02/25/2027	–%	3,790,187	3,979,147
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.38%	1,017,681	1,018,569
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.58%	2,000,000	1,855,671
Series 2019-HQA4 M1 (1 Month LIBOR USD + 0.770%) (a)(c)	11/26/2049	0.95%	298,807	297,430
Series 2020-DNA1 M1 (1 Month LIBOR USD + 0.700%) (a)(c)	01/25/2050	0.88%	1,268,946	1,266,246
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	2,008,654	2,034,740
Series 2016-SB22 A7F (d)	09/25/2023	1.98%	3,556,999	3,650,748
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	3,072,238	3,135,611
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	3,597,819	3,777,304
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	5,921,745	6,185,504
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	2,228,548	2,337,236

The accompanying notes are an integral part of these consolidated financial statements.

22 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
GS Mortgage Securities Trust
Series 2017-SLP A (a)	10/12/2032	3.42%	$3,000,000	$3,000,432
Series 2019-600C A (a)	09/12/2034	2.94%	2,065,000	2,108,720
Series 2010-C2 A1 (a)	12/10/2043	3.85%	16,013	16,013
Series 2013-GC16 B (d)	11/10/2046	5.16%	206,000	220,080
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,075,201
Series 2015-GC28 AS	02/12/2048	3.76%	1,985,000	2,087,055
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,790,766
Series 2010-C2 A3 (a)	11/15/2043	4.07%	2,117,836	2,115,649
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	548,095
Series 2014-C23 ASB	09/17/2047	3.66%	2,490,600	2,602,560
Series 2013-C10 AS	12/17/2047	3.37%	200,000	204,328
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	526,119	531,440
Series 2017-2 A5 (a)(d)	05/25/2047	3.50%	900,421	914,175
Series 2018-1 A5 (a)(d)	06/25/2048	3.50%	1,269,864	1,290,319
Series 2018-5 A5 (a)(d)	10/25/2048	3.50%	1,337,676	1,358,478
Series 2018-8 A5 (a)(d)	01/25/2049	4.00%	548,720	553,947
Series 2018-9 A5 (a)(d)	02/25/2049	4.00%	636,674	642,299
Series 2018-9 A15 (a)(d)	02/25/2049	4.00%	58,609	58,646
Series 2019-2 A4 (a)(d)	08/25/2049	4.00%	207,034	208,202
Ladder Capital Commercial Mortgage Trust, 2013-GCP A1 (a)	02/15/2036	3.57%	2,557,709	2,695,194
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	0.88%	2,785,000	2,766,471
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	1,033,874
NCUA Guaranteed Notes Trust, 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	0.62%	52,624	52,551
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	778,381	830,814
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	725,678	775,232
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	1,500,610	1,594,090
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	1,976,577	2,116,519
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	2,170,046	2,331,410
Sequoia Mortgage Trust
Series 2017-1 A4 (a)(d)	02/25/2047	3.50%	1,607,983	1,648,688
Series 2018-CH4 A10 (a)(d)	10/25/2048	4.50%	487,488	492,183
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	844,497	865,062
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	1,934,651	1,974,274
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	2,042,814	2,105,220
Shellpoint Co-Originator Trust, 2017-2 A4 (a)(d)	10/25/2047	3.50%	599,419	610,716
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	1,009,921	1,040,293
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B (a)(d)	03/12/2046	3.65%	265,000	262,859
Series 2013-C6 B (a)(d)	04/12/2046	3.88%	700,000	676,430
Verus Securitization Trust, 2018-3 A1 (a)(d)	10/25/2058	4.11%	829,181	847,992
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	650,000	671,433
WFRBS Commercial Mortgage Trust
Series 2011-C3 A4 (a)	03/17/2044	4.38%	2,231,978	2,254,446
Series 2013-C13 AS	05/17/2045	3.35%	650,000	664,494
Series 2013-C14 A5	06/15/2046	3.34%	727,218	764,090
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	1,074,574
Series 2014-C22 AS (d)	09/17/2057	4.07%	350,000	371,130
TOTAL MORTGAGE BACKED SECURITIES (Cost $129,451,747)				131,023,427

MUNICIPAL BONDS: 1.81%
City of New York NY	08/01/2025	2.28%	4,180,000	4,360,367
Massachusetts Water Resources Authority	08/01/2025	2.08%	4,630,000	4,850,249
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	1,350,000	1,380,577
Nebraska Public Power District	01/01/2024	2.22%	1,700,000	1,732,096
Pennsylvania State University	09/01/2023	1.35%	2,945,000	2,976,777
State of Wisconsin	05/01/2026	2.10%	2,590,000	2,687,384
Water Works Board of the City of Birmingham	01/01/2024	2.20%	695,000	723,175
TOTAL MUNICIPAL BONDS (Cost $18,089,730)				18,710,625

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)	| 23

	Maturity Date	Coupon Rate		Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 8.64%
Federal Farm Credit Banks	11/27/2020	1.90%		$3,000,000	$3,021,379
Federal Farm Credit Banks	06/26/2023	1.77%		5,135,000	5,361,306
Federal Farm Credit Banks	07/17/2023	2.88%		10,985,000	11,836,386
Federal Home Loan Banks	06/10/2022	2.13%		14,115,000	14,622,130
Federal Home Loan Banks	06/10/2022	2.75%		6,015,000	6,303,017
Federal Home Loan Banks	06/09/2023	3.25%		15,200,000	16,493,642
Federal Home Loan Banks	09/08/2023	3.38%		9,000,000	9,879,225
Federal Home Loan Mortgage Corp.	04/06/2023	1.15%		4,000,000	4,000,544
Federal Home Loan Mortgage Corp.	04/13/2023	1.10%		8,170,000	8,172,263
Federal National Mortgage Association	04/12/2022	2.25%		3,500,000	3,627,984
Federal National Mortgage Association	09/06/2022	1.38%		5,855,000	6,000,432
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $85,280,845)					89,318,308

U.S. GOVERNMENT NOTES: 24.77%
United States Treasury Note	10/31/2021	1.50%		9,205,000	9,367,526
United States Treasury Note	03/31/2022	1.88%		11,405,000	11,743,140
United States Treasury Note	05/15/2022	1.75%		10,535,000	10,846,112
United States Treasury Note	07/15/2022	1.75%		14,000,000	14,450,078
United States Treasury Note	08/15/2022	1.50%		33,000,000	33,933,281
United States Treasury Note	09/15/2022	1.50%		6,785,000	6,984,839
United States Treasury Note	10/15/2022	1.38%		9,260,000	9,513,927
United States Treasury Note	10/31/2022	2.00%		13,245,000	13,807,913
United States Treasury Note	09/30/2023	2.88%		27,705,000	30,111,872
United States Treasury Note	12/31/2023	2.63%		2,275,000	2,467,309
United States Treasury Note	01/31/2024	2.25%		11,500,000	12,340,938
United States Treasury Note	02/15/2024	2.75%		5,000,000	5,459,180
United States Treasury Note	02/29/2024	2.38%		2,265,000	2,444,165
United States Treasury Note	03/31/2024	2.13%		6,295,000	6,744,502
United States Treasury Note	04/30/2024	2.00%		11,530,000	12,315,481
United States Treasury Note	05/15/2024	2.50%		8,440,000	9,182,786
United States Treasury Note	06/30/2024	1.75%		1,885,000	1,999,499
United States Treasury Note	09/30/2024	1.50%		16,795,000	17,689,859
United States Treasury Note	11/15/2024	2.25%		12,000,000	13,045,781
United States Treasury Note	02/15/2025	7.63%		1,500,000	2,007,480
United States Treasury Note	05/15/2025	2.13%		17,555,000	19,115,749
United States Treasury Note	05/31/2025	0.25%		10,620,000	10,607,140
TOTAL U.S. GOVERNMENT NOTES (Cost $246,718,517)					256,178,557

SHORT TERM INVESTMENTS: 8.07%
U.S. TREASURY BILL: 0.85%
United States Treasury Bill	12/03/2020	0.15	%(h)	8,775,000	8,769,144
TOTAL U.S. TREASURY BILL (Cost $8,769,321)					8,769,144

MONEY MARKET FUND: 7.22%				Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.09% (e)(f)				74,678,363	74,678,363
TOTAL MONEY MARKET FUND (Cost $74,678,363)					74,678,363
TOTAL SHORT TERM INVESTMENTS (Cost $83,447,684)					83,447,507

TOTAL INVESTMENTS (Cost $925,617,455): 91.99%					951,284,872
Other Assets in Excess of Liabilities: 8.01% (g)					82,868,584
TOTAL NET ASSETS: 100.00%					$1,034,153,456

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2020, the value of these securities total $145,893,611 which represents 14.11% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2020.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2020.
(f)	A portion of this security is held by LCMFS Fund Limited and pledged as collateral for derivative contracts. See Note 1.
(g)	Includes assets pledged as collateral for derivative contracts. See Note 2.
(h)	Effective yield as of June 30, 2020.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

24 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Forward Currency Contracts

June 30, 2020 (Unaudited)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2020	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$35,625,131	DB	07/15/2020	AUD	$35,646,824	USD	$35,625,131	$21,693	$—
4,891,041	DB	08/19/2020	AUD	4,914,615	USD	4,891,041	23,574	—
16,633,961	BAML	09/18/2020	AUD	16,662,026	USD	16,633,961	28,065	—
31,553,753	DB	07/15/2020	BRL	30,366,469	USD	31,553,753	—	(1,187,284)
519,583	DB	08/19/2020	BRL	520,985	USD	519,583	1,402	—
42,593,548	DB	07/15/2020	CAD	42,584,421	USD	42,593,548	—	(9,127)
9,663,028	DB	08/19/2020	CAD	9,738,872	USD	9,663,028	75,844	—
31,985,394	DB	07/15/2020	CHF	32,143,221	USD	31,985,394	157,827	—
8,737,274	DB	08/19/2020	CHF	8,731,486	USD	8,737,274	—	(5,788)
56,864,039	BAML	09/18/2020	CHF	56,695,204	USD	56,864,039	—	(168,835)
2,366,375	DB	07/15/2020	CLP	2,317,602	USD	2,366,375	—	(48,773)
298,262	DB	07/15/2020	COP	293,913	USD	298,262	—	(4,349)
24,638,583	DB	07/15/2020	EUR	24,713,896	NOK	24,638,583	75,313	—
6,232,500	DB	07/15/2020	EUR	6,248,716	PLN	6,232,500	16,216	—
30,337,965	DB	07/15/2020	EUR	30,378,200	SEK	30,337,965	40,235	—
14,371,419	DB	08/19/2020	EUR	14,385,765	SEK	14,371,419	14,346	—
72,888,706	DB	07/15/2020	EUR	72,613,224	USD	72,888,706	—	(275,482)
40,124,522	DB	08/19/2020	EUR	39,974,205	USD	40,124,522	—	(150,317)
81,054,273	BAML	09/18/2020	EUR	80,473,173	USD	81,054,273	—	(581,100)
49,642,891	DB	07/15/2020	GBP	49,085,681	USD	49,642,891	—	(557,210)
11,292,821	DB	08/19/2020	GBP	11,366,101	USD	11,292,821	73,280	—
7,454,382	BAML	09/18/2020	GBP	7,305,478	USD	7,454,382	—	(148,904)
4,936,881	DB	07/15/2020	ILS	4,926,813	USD	4,936,881	—	(10,068)
3,019,572	DB	08/19/2020	ILS	2,997,627	USD	3,019,572	—	(21,945)
6,918,573	DB	07/15/2020	INR	6,957,966	USD	6,918,573	39,393	—
69,805,268	DB	07/15/2020	JPY	69,482,660	USD	69,805,268	—	(322,608)
3,164,764	DB	08/19/2020	JPY	3,160,176	USD	3,164,764	—	(4,588)
48,373,772	BAML	09/18/2020	JPY	47,916,035	USD	48,373,772	—	(457,737)
3,349,807	DB	07/15/2020	KRW	3,353,835	USD	3,349,807	4,028	—
9,068,670	DB	07/15/2020	MXN	8,874,556	USD	9,068,670	—	(194,114)
24,715,382	DB	07/15/2020	NOK	24,667,462	EUR	24,715,382	—	(47,920)
7,507,028	DB	08/19/2020	NOK	7,540,858	EUR	7,507,028	33,830	—
20,809,956	DB	07/15/2020	NOK	20,598,016	USD	20,809,956	—	(211,940)
8,459,472	DB	08/19/2020	NOK	8,509,446	USD	8,459,472	49,974	—
22,961,273	DB	07/15/2020	NZD	23,335,313	USD	22,961,273	374,040	—
6,359,646	DB	08/19/2020	NZD	6,394,937	USD	6,359,646	35,291	—
3,499,650	BAML	09/18/2020	NZD	3,503,712	USD	3,499,650	4,062	—
6,272,019	DB	07/15/2020	PLN	6,254,188	EUR	6,272,019	—	(17,831)
801,405	DB	08/19/2020	PLN	801,539	EUR	801,405	134	—
9,399,631	DB	07/15/2020	PLN	9,365,287	USD	9,399,631	—	(34,344)
5,938,510	DB	08/19/2020	PLN	5,948,469	USD	5,938,510	9,959	—
16,671,088	DB	07/15/2020	RUB	16,177,256	USD	16,671,088	—	(493,832)
5,089,789	DB	08/19/2020	RUB	5,015,841	USD	5,089,789	—	(73,948)
30,429,481	DB	07/15/2020	SEK	30,415,388	EUR	30,429,481	—	(14,093)
2,079,887	DB	08/19/2020	SEK	2,082,485	EUR	2,079,887	2,598	—
24,482,354	DB	07/15/2020	SEK	24,380,426	USD	24,482,354	—	(101,928)
5,589,280	DB	08/19/2020	SEK	5,581,841	USD	5,589,280	—	(7,439)
6,999,613	DB	07/15/2020	SGD	7,018,003	USD	6,999,613	18,390	—
4,047,772	DB	08/19/2020	SGD	4,047,537	USD	4,047,772	—	(235)
15,172,756	DB	07/15/2020	ZAR	15,021,234	USD	15,172,756	—	(151,522)
7,981,682	DB	08/19/2020	ZAR	7,945,157	USD	7,981,682	—	(36,525)
Total Purchase Contracts				959,434,140		963,674,432	1,099,494	(5,339,786)

Sale Contracts:
$35,463,667	DB	07/15/2020	USD	$35,646,824	AUD	$35,463,667	$—	$(183,157)
19,626,239	BAML	09/18/2020	USD	19,350,675	AUD	19,626,239	275,564	—
31,447,811	DB	07/15/2020	USD	30,366,469	BRL	31,447,811	1,081,342	—

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts (continued)	| 25

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2020	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts: (continued)
$42,543,784	DB	07/15/2020	USD	$42,584,421	CAD	$42,543,784	$—	$(40,637)
75,619,872	BAML	09/18/2020	USD	75,104,061	CAD	75,619,872	515,811	—
32,048,334	DB	07/15/2020	USD	32,143,220	CHF	32,048,334	—	(94,886)
310,968	BAML	09/18/2020	USD	312,123	CHF	310,968	—	(1,155)
2,248,759	DB	07/15/2020	USD	2,171,458	CLP	2,248,759	77,301	—
400,652	DB	07/15/2020	USD	393,301	COP	400,652	7,351	—
24,715,382	DB	07/15/2020	NOK	24,713,896	EUR	24,715,382	1,486	—
7,507,028	DB	08/19/2020	NOK	7,479,698	EUR	7,507,028	27,330	—
6,272,019	DB	07/15/2020	PLN	6,248,716	EUR	6,272,019	23,303	—
801,405	DB	08/19/2020	PLN	798,584	EUR	801,405	2,821	—
30,429,481	DB	07/15/2020	SEK	30,378,199	EUR	30,429,481	51,282	—
2,079,887	DB	08/19/2020	SEK	2,080,818	EUR	2,079,887	—	(931)
72,825,519	DB	07/15/2020	USD	72,613,224	EUR	72,825,519	212,295	—
1,011,178	DB	08/19/2020	USD	1,012,290	EUR	1,011,178	—	(1,112)
2,884,363	BAML	09/18/2020	USD	2,859,973	EUR	2,884,363	24,390	—
49,292,296	DB	07/15/2020	USD	49,085,681	GBP	49,292,296	206,615	—
6,662,178	DB	08/19/2020	USD	6,668,443	GBP	6,662,178	—	(6,265)
30,787,251	BAML	09/18/2020	USD	30,816,148	GBP	30,787,251	—	(28,897)
4,948,754	DB	07/15/2020	USD	4,926,813	ILS	4,948,754	21,941	—
795,584	DB	08/19/2020	USD	794,935	ILS	795,584	649	—
1,908,257	DB	07/15/2020	USD	1,923,283	INR	1,908,257	—	(15,026)
69,736,328	DB	07/15/2020	USD	69,482,659	JPY	69,736,328	253,669	—
7,320,865	DB	08/19/2020	USD	7,311,963	JPY	7,320,865	8,902	—
63,306,612	BAML	09/18/2020	USD	62,907,589	JPY	63,306,612	399,023	—
2,468,700	DB	07/15/2020	USD	2,478,379	KRW	2,468,700	—	(9,679)
8,723,113	DB	07/15/2020	USD	8,442,116	MXN	8,723,113	280,997	—
18,700,398	BAML	09/18/2020	USD	18,177,938	MXN	18,700,398	522,460	—
24,638,583	DB	07/15/2020	EUR	24,654,981	NOK	24,638,583	—	(16,398)
20,655,724	DB	07/15/2020	USD	20,598,016	NOK	20,655,724	57,708	—
1,049,774	DB	08/19/2020	USD	1,051,601	NOK	1,049,774	—	(1,827)
23,281,618	DB	07/15/2020	USD	23,335,313	NZD	23,281,618	—	(53,695)
4,319,497	DB	08/19/2020	USD	4,323,520	NZD	4,319,497	—	(4,023)
31,083,178	BAML	09/18/2020	USD	30,795,885	NZD	31,083,178	287,293	—
6,232,500	DB	07/15/2020	EUR	6,236,419	PLN	6,232,500	—	(3,919)
9,378,165	DB	07/15/2020	USD	9,365,287	PLN	9,378,165	12,878	—
16,517,469	DB	07/15/2020	USD	16,177,256	RUB	16,517,469	340,213	—
858,629	DB	08/19/2020	USD	859,392	RUB	858,629	—	(763)
30,337,965	DB	07/15/2020	EUR	30,432,185	SEK	30,337,965	—	(94,220)
14,371,419	DB	08/19/2020	EUR	14,393,174	SEK	14,371,419	—	(21,755)
24,336,681	DB	07/15/2020	USD	24,380,426	SEK	24,336,681	—	(43,745)
7,016,061	DB	07/15/2020	USD	7,018,003	SGD	7,016,061	—	(1,942)
35,858	DB	08/19/2020	USD	35,882	SGD	35,858	—	(24)
15,162,451	DB	07/15/2020	USD	15,021,234	ZAR	15,162,451	141,217	—
Total Sale Contracts				877,952,471		882,162,256	4,833,841	(624,056)
Net Forward Currency Contracts				$81,481,669		$81,512,176	$5,933,335	$(5,963,842)
Net Unrealized Depreciation								$(30,507)

Counterparty:

BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency abbreviations:

AUD	AUSTRALIAN DOLLAR	GBP	BRITISH POUND	NZD	NEW ZEALAND DOLLAR
BRL	BRAZILIAN REAL	ILS	ISRAELI NEW SHEQEL	PLN	POLISH ZLOTY
CAD	CANADIAN DOLLAR	INR	INDIAN RUPEE	RUB	RUSSIAN RUBLE
CHF	SWISS FRANC	JPY	JAPANESE YEN	SEK	SWEDISH KRONA
CLP	CHILEAN PESO	KRW	SOUTH KOREAN WON	SGD	SINGAPORE DOLLAR
COP	COLOMBIAN PESO	MXN	MEXICAN PESO	USD	U.S. DOLLAR
EUR	EURO	NOK	NORWEGIAN KRONE	ZAR	SOUTH AFRICAN RAND

The accompanying notes are an integral part of these consolidated financial statements.

26 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Futures Contracts

June 30, 2020 (Unaudited)

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
3 Mo Euro Euribor	1,120	Dec-21	$316,119,899	$316,111,646	$8,253	$—
90 Day Euro	398	Mar-21	99,301,000	99,253,370	47,630	—
90 Day Euro	469	Jun-21	117,038,950	116,980,332	58,618	—
90 Day Euro	491	Sep-21	122,535,188	122,396,742	138,446	—
90 Day Euro	2,543	Dec-21	634,478,500	634,237,368	241,132	—
90 Day Euro	228	Mar-22	56,897,400	56,862,238	35,162	—
90 Day Euro	207	Jun-22	51,646,500	51,597,554	48,946	—
90 Day Euro	241	Sep-22	60,117,450	60,068,407	49,043	—
90 Day Sterling	1,431	Jun-21	221,488,139	220,795,018	693,121	—
90 Day Sterling	328	Dec-21	50,772,452	50,738,913	33,539	—
Aluminum - 90 Day Settlement (a)(b)	2	Aug-20	80,450	75,434	5,016	—
Aluminum (a)(b)	61	Sep-20	2,464,400	2,380,153	84,247	—
Amsterdam Exchange Index	25	Jul-20	3,143,257	3,138,616	4,641	—
Australian 10 Yr Bond	610	Sep-20	62,633,887	62,473,874	160,013	—
Australian 3 Yr Bond	251	Sep-20	20,276,463	20,274,436	2,027	—
Australian Dollar	24	Sep-20	1,656,000	1,658,976	—	(2,976)
Bovespa Index	45	Aug-20	788,950	789,374	—	(424)
Brent Crude (a)	96	Sep-20	3,961,920	3,954,713	7,207	—
Brent Crude (a)	38	Oct-20	1,572,820	1,575,585	—	(2,765)
Brent Crude (a)	11	Nov-20	457,160	455,343	1,817	—
Brent Crude (a)	8	Dec-20	334,080	329,909	4,171	—
Brent Crude (a)	4	Jan-21	167,800	167,455	345	—
Brent Crude (a)	3	Feb-21	126,480	126,034	446	—
CAC 40 10 Euro Index	40	Jul-20	2,208,116	2,202,515	5,601	—
Canadian 10 Yr Bond	847	Sep-20	95,967,546	96,143,008	—	(175,462)
Canadian Dollar	41	Sep-20	3,018,420	3,008,583	9,837	—
CBOE Volatility Index	1	Oct-20	33,175	34,025	—	(850)
Cocoa (NYBOT) (a)	11	Sep-20	240,460	256,507	—	(16,047)
Coffee (a)	23	Sep-20	871,125	864,825	6,300	—
Copper - 90 Day Settlement (a)(b)	1	Jun-20	148,831	119,124	29,707	—
Copper - 90 Day Settlement (a)(b)	1	Jul-20	150,167	124,792	25,375	—
Copper - 90 Day Settlement (a)(b)	1	Jul-20	150,206	127,242	22,964	—
Copper - 90 Day Settlement (a)(b)	1	Jul-20	150,181	128,333	21,848	—
Copper - 90 Day Settlement (a)(b)	1	Jul-20	150,184	130,164	20,020	—
Copper - 90 Day Settlement (a)(b)	1	Jul-20	150,212	128,731	21,481	—
Copper - 90 Day Settlement (a)(b)	1	Sep-20	150,376	146,466	3,910	—
Copper (a)(b)	168	Sep-20	25,279,800	24,594,294	685,506	—
Copper (a)	74	Sep-20	5,047,725	5,031,682	16,043	—
Corn (a)	127	Dec-20	2,225,675	2,114,627	111,048	—
DAX Index	97	Sep-20	33,580,507	33,438,623	141,884	—
Dow Jones Industrial Average Mini E-Cbot Index	165	Sep-20	21,193,425	21,112,863	80,562	—
Euro	1	Sep-20	140,669	140,852	—	(183)
Euro-Bobl	1,061	Sep-20	160,899,897	160,733,207	166,690	—
Euro-BTP	151	Sep-20	24,408,907	24,201,238	207,669	—
Euro-Bund	466	Sep-20	92,416,771	92,399,793	16,978	—
Euro-Buxl 30 Yr Bond	1	Sep-20	247,124	247,057	67	—
Euro-OAT	247	Sep-20	46,523,403	46,188,470	334,933	—
Euro-Schatz	1,183	Sep-20	149,044,605	148,974,058	70,547	—
Euro-Stoxx 50 Index	806	Sep-20	29,185,445	29,044,448	140,997	—
FTSE 100 Index	75	Sep-20	5,713,007	5,710,336	2,671	—
FTSE China A50 Index	140	Jul-20	1,918,350	1,897,539	20,811	—
FTSE MIB Index	4	Sep-20	433,422	434,572	—	(1,150)
Gasoline RBOB (a)	50	Aug-20	2,523,150	2,517,399	5,751	—
Gasoline RBOB (a)	26	Sep-20	1,296,641	1,282,927	13,714	—
Gasoline RBOB (a)	9	Oct-20	417,350	425,749	—	(8,399)
Gasoline RBOB (a)	5	Nov-20	228,207	231,824	—	(3,617)
Gold (a)	314	Aug-20	56,535,700	55,648,198	887,502	—

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)	| 27

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Hang Seng Index	23	Jul-20	$3,597,710	$3,597,144	$566	$—
Heating Oil (a)	39	Aug-20	1,943,487	1,938,755	4,732	—
H-Shares Index	41	Jul-20	2,551,887	2,549,518	2,369	—
IBEX 35 Index	5	Jul-20	405,009	406,589	—	(1,580)
Japanese 10 Yr Bond	15	Sep-20	21,109,053	21,140,782	—	(31,729)
Lead - 90 Day Settlement (a)(b)	1	Aug-20	44,218	39,993	4,225	—
Lead (a)(b)	16	Sep-20	709,400	690,802	18,598	—
Live Cattle (a)	14	Aug-20	539,140	542,011	—	(2,871)
Long Gilt	652	Sep-20	111,198,057	110,828,609	369,448	—
Low Sulphur Gasoil (a)	6	Aug-20	213,150	212,357	793	—
Low Sulphur Gasoil (a)	20	Sep-20	718,000	715,848	2,152	—
Low Sulphur Gasoil (a)	7	Oct-20	254,275	253,408	867	—
MSCI EAFE Index	31	Sep-20	2,756,520	2,757,828	—	(1,308)
MSCI Emerging Markets Index	94	Sep-20	4,632,790	4,642,895	—	(10,105)
MSCI Taiwan Index	9	Jul-20	389,430	386,893	2,537	—
Nasdaq 100 E-Mini Index	144	Sep-20	29,224,080	27,877,893	1,346,187	—
Natural Gas (a)	180	Aug-20	3,151,800	3,102,844	48,956	—
Nickel - 90 Day Settlement (a)(b)	1	Jul-20	76,586	73,554	3,032	—
Nickel - 90 Day Settlement (a)(b)	1	Jul-20	76,615	73,576	3,039	—
Nickel - 90 Day Settlement (a)(b)	1	Aug-20	76,691	75,927	764	—
Nickel - 90 Day Settlement (a)(b)	1	Sep-20	76,756	77,759	—	(1,003)
Nickel - 90 Day Settlement (a)(b)	1	Sep-20	76,779	77,607	—	(828)
Nickel - 90 Day Settlement (a)(b)	1	Sep-20	76,783	77,906	—	(1,123)
Nickel - 90 Day Settlement (a)(b)	1	Sep-20	76,787	76,261	526	—
Nickel - 90 Day Settlement (a)(b)	1	Sep-20	76,806	77,767	—	(961)
Nickel - 90 Day Settlement (a)(b)	1	Sep-20	76,820	74,733	2,087	—
Nickel (a)(b)	33	Sep-20	2,534,598	2,523,239	11,359	—
Nikkei 225 Index (OSE)	123	Sep-20	25,368,928	25,866,271	—	(497,343)
Nikkei 225 Index (SGX)	12	Sep-20	1,236,953	1,238,778	—	(1,825)
OMX Stockholm 30 Index	46	Jul-20	822,557	824,059	—	(1,502)
Platinum (a)	1	Oct-20	42,560	41,837	723	—
Russell 2000 Mini Index	228	Sep-20	16,388,640	16,125,763	262,877	—
S&P 500 E-Mini Index	247	Sep-20	38,163,970	37,342,966	821,004	—
S&P MidCap 400 E-Mini Index	12	Sep-20	2,134,920	2,080,688	54,232	—
S&P/TSX 60 Index	18	Sep-20	2,462,139	2,434,453	27,686	—
Silver (a)	430	Sep-20	40,069,550	39,564,018	505,532	—
Soybean (a)	22	Nov-20	970,475	966,331	4,144	—
Soybean Meal (a)	85	Dec-20	2,515,150	2,486,372	28,778	—
SPI 200 Index	6	Sep-20	609,908	600,978	8,930	—
Sugar (a)	38	Oct-20	509,018	505,858	3,160	—
Tokyo Price Index	99	Sep-20	14,289,558	14,579,811	—	(290,253)
TWSE Capitalization Weighted Stock Index	50	Jul-20	3,887,543	3,843,422	44,121	—
U.S. 10 Yr Note	1,030	Sep-20	143,347,033	142,969,517	377,516	—
U.S. 2 Yr Note	1,497	Sep-20	330,579,705	330,531,154	48,551	—
U.S. 5 Yr Note	2,309	Sep-20	290,338,713	289,806,507	532,206	—
U.S. Long Bond	379	Sep-20	67,675,188	67,356,472	318,716	—
U.S. Ultra Bond	12	Sep-20	2,617,875	2,625,544	—	(7,669)
Wheat (a)	4	Sep-20	98,350	98,859	—	(509)
WTI Crude (a)	1	Sep-20	39,340	39,292	48	—
WTI Crude (a)	3	Oct-20	118,440	119,945	—	(1,505)
WTI Crude (a)	2	Nov-20	79,160	79,483	—	(323)
WTI Crude (a)	2	Dec-20	79,360	80,293	—	(933)
Zinc - 90 Day Settlement (a)(b)	1	Jul-20	51,005	47,872	3,133	—
Zinc - 90 Day Settlement (a)(b)	1	Aug-20	51,030	49,363	1,667	—
Zinc - 90 Day Settlement (a)(b)	1	Aug-20	51,050	49,533	1,517	—
Zinc - 90 Day Settlement (a)(b)	1	Aug-20	51,050	49,684	1,366	—
Zinc - 90 Day Settlement (a)(b)	1	Sep-20	51,097	49,898	1,199	—
Zinc - 90 Day Settlement (a)(b)	1	Sep-20	51,105	50,332	773	—
Zinc - 90 Day Settlement (a)(b)	1	Sep-20	51,131	50,662	469	—
Zinc - 90 Day Settlement (a)(b)	1	Sep-20	51,183	51,469	—	(286)
Zinc (a)(b)	42	Sep-20	2,148,300	2,124,092	24,208	—
Total Purchase Contracts					9,589,029	(1,065,529)

The accompanying notes are an integral part of these consolidated financial statements.

28 |	LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts:
10 Yr Mini JGB	(14)	Sep-20	$1,969,271	$1,971,448	$2,177	$—
Aluminum - 90 Day Settlement (a)(b)	(2)	Aug-20	80,450	75,889	—	(4,561)
Aluminum (a)(b)	(242)	Sep-20	9,776,800	9,232,899	—	(543,901)
Brent Crude (a)	(208)	Sep-20	8,584,160	8,748,097	163,937	—
British Pound	(166)	Sep-20	12,861,888	12,784,700	—	(77,188)
CAC 40 10 Euro Index	(31)	Jul-20	1,711,290	1,734,924	23,634	—
Canadian 10 Yr Bond	(5)	Sep-20	566,514	567,540	1,026	—
CBOE Volatility Index	(43)	Jul-20	1,327,625	1,408,373	80,748	—
CBOE Volatility Index	(14)	Aug-20	445,550	468,932	23,382	—
CBOE Volatility Index	(3)	Sep-20	95,325	98,325	3,000	—
Cocoa (ICE) (a)	(92)	Sep-20	1,846,748	1,940,538	93,790	—
Coffee (a)	(120)	Sep-20	4,545,000	4,521,668	—	(23,332)
Copper - 90 Day Settlement (a)(b)	(1)	Jun-20	148,831	119,307	—	(29,524)
Copper - 90 Day Settlement (a)(b)	(1)	Jul-20	150,167	125,195	—	(24,972)
Copper - 90 Day Settlement (a)(b)	(1)	Jul-20	150,206	127,678	—	(22,528)
Copper - 90 Day Settlement (a)(b)	(1)	Jul-20	150,179	128,346	—	(21,833)
Copper - 90 Day Settlement (a)(b)	(1)	Jul-20	150,184	129,718	—	(20,466)
Copper - 90 Day Settlement (a)(b)	(1)	Jul-20	150,212	128,400	—	(21,812)
Copper - 90 Day Settlement (a)(b)	(1)	Sep-20	150,376	146,793	—	(3,583)
Copper (a)(b)	(152)	Sep-20	22,872,200	20,134,707	—	(2,737,493)
Copper (a)	(67)	Sep-20	4,570,237	4,481,899	—	(88,338)
Corn (a)	(557)	Dec-20	9,761,425	9,506,487	—	(254,938)
Cotton No.2 (a)	(102)	Dec-20	3,104,880	3,011,478	—	(93,402)
Dollar	(171)	Sep-20	16,646,679	16,436,664	—	(210,015)
Dow Jones Industrial Average Mini E-Cbot Index	(12)	Sep-20	1,541,340	1,529,877	—	(11,463)
Euro-Bobl	(116)	Sep-20	17,591,318	17,587,802	—	(3,516)
Euro-Bund	(120)	Sep-20	23,798,310	23,446,608	—	(351,702)
FTSE 100 Index	(58)	Sep-20	4,418,059	4,489,432	71,373	—
FTSE/JSE Top 40 Index	(4)	Sep-20	115,930	116,855	925	—
Gasoline RBOB (a)	(113)	Aug-20	5,702,319	5,555,469	—	(146,850)
Hang Seng Index	(24)	Jul-20	3,754,132	3,827,386	73,254	—
Hard Red Wheat (a)	(232)	Sep-20	5,101,100	5,136,490	35,390	—
Heating Oil (a)	(140)	Aug-20	6,976,616	7,068,347	91,731	—
Heating Oil (a)	(5)	Sep-20	252,756	252,017	—	(739)
Japanese 10 Yr Bond	(83)	Sep-20	116,803,427	116,800,887	—	(2,540)
Japanese Yen	(61)	Sep-20	7,069,138	7,091,024	21,886	—
Lead - 90 Day Settlement (a)(b)	(1)	Aug-20	44,219	40,429	—	(3,790)
Lead (a)(b)	(13)	Sep-20	576,388	544,407	—	(31,981)
Lean Hogs (a)	(2)	Aug-20	39,220	38,316	—	(904)
Low Sulphur Gasoil (a)	(195)	Aug-20	6,927,375	7,117,530	190,155	—
Nasdaq 100 E-Mini Index	(29)	Sep-20	5,885,405	5,854,872	—	(30,533)
Natural Gas (a)	(504)	Aug-20	8,825,040	8,721,957	—	(103,083)
Natural Gas (a)	(112)	Sep-20	2,003,680	1,978,341	—	(25,339)
Natural Gas (a)	(77)	Oct-20	1,452,990	1,482,220	29,230	—
Natural Gas (a)	(29)	Nov-20	661,780	663,351	1,571	—
Natural Gas (a)	(8)	Dec-20	219,760	222,216	2,456	—
Nickel - 90 Day Settlement (a)(b)	(1)	Jul-20	76,586	73,174	—	(3,412)
Nickel - 90 Day Settlement (a)(b)	(1)	Jul-20	76,615	73,611	—	(3,004)
Nickel - 90 Day Settlement (a)(b)	(1)	Aug-20	76,691	74,665	—	(2,026)
Nickel - 90 Day Settlement (a)(b)	(1)	Sep-20	76,757	77,067	310	—
Nickel - 90 Day Settlement (a)(b)	(1)	Sep-20	76,779	76,919	140	—
Nickel - 90 Day Settlement (a)(b)	(1)	Sep-20	76,783	77,281	498	—
Nickel - 90 Day Settlement (a)(b)	(1)	Sep-20	76,787	75,893	—	(894)
Nickel - 90 Day Settlement (a)(b)	(1)	Sep-20	76,809	77,697	888	—
Nickel - 90 Day Settlement (a)(b)	(1)	Sep-20	76,820	74,788	—	(2,032)
Nickel (a)(b)	(29)	Sep-20	2,227,374	2,137,661	—	(89,713)
Nikkei 225 Index (OSE)	(39)	Sep-20	8,043,807	8,073,026	29,219	—
Nikkei 225 Index (SGX)	(13)	Sep-20	1,340,032	1,341,197	1,165	—
SET 50 Index	(58)	Sep-20	329,000	322,086	—	(6,914)
SGX Nifty 50 Index	(30)	Jul-20	616,500	619,716	3,216	—
Soybean (a)	(356)	Nov-20	15,704,051	15,550,564	—	(153,487)
Soybean Meal (a)	(123)	Dec-20	3,639,570	3,628,607	—	(10,963)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)	| 29

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Soybean Oil (a)	(113)	Dec-20	$1,953,318	$1,946,347	$—	$(6,971)
Sugar (a)	(89)	Oct-20	1,192,173	1,159,369	—	(32,804)
Tokyo Price Index	(67)	Sep-20	9,670,711	9,723,806	53,095	—
Wheat (a)	(111)	Sep-20	2,729,213	2,724,329	—	(4,884)
Wheat (a)	(246)	Dec-20	6,137,700	6,190,440	52,740	—
WTI Crude (a)	(186)	Aug-20	7,304,220	7,043,820	—	(260,400)
Zinc - 90 Day Settlement (a)(b)	(1)	Jul-20	51,005	47,885	—	(3,120)
Zinc - 90 Day Settlement (a)(b)	(1)	Aug-20	51,030	48,588	—	(2,442)
Zinc - 90 Day Settlement (a)(b)	(1)	Aug-20	51,050	49,363	—	(1,687)
Zinc - 90 Day Settlement (a)(b)	(1)	Aug-20	51,050	49,007	—	(2,043)
Zinc - 90 Day Settlement (a)(b)	(1)	Sep-20	51,097	49,846	—	(1,251)
Zinc - 90 Day Settlement (a)(b)	(1)	Sep-20	51,105	50,025	—	(1,080)
Zinc - 90 Day Settlement (a)(b)	(1)	Sep-20	51,131	50,393	—	(738)
Zinc - 90 Day Settlement (a)(b)	(1)	Sep-20	51,183	50,633	—	(550)
Zinc (a)(b)	(139)	Sep-20	7,109,850	6,904,513	—	(205,337)
Total Sale Contracts					1,050,936	(5,686,078)
Total Futures Contracts					$10,639,965	$(6,751,607)
Net Unrealized Appreciation					$3,888,358

(a)	Contract held by LCMFS Fund Limited.
(b)	London Metal Exchange (‘‘LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

ICE	Intercontinental Exchange
NYBOT	New York Board of Trade
OSE	Osaka Securities Exchange
SGX	Singapore Exchange Limited

The accompanying notes are an integral part of these consolidated financial statements.

30 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio[1]
June 30, 2020 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2020 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 8.27%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.38%	$116,609	$114,490
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.53%	52,348	50,731
Asset Backed Securities Corp Home Equity Loan Trust Series, 2002-HE1 M1 (1 Month LIBOR USD + 1.650%) (c)	03/15/2032	1.83%	444,486	440,075
Capital One Multi-Asset Execution Trust, 2015-A4 A4	05/15/2025	2.75%	1,210,000	1,267,518
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	900,000	927,947
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	1,050,000	1,080,556
Citibank Credit Card Issuance Trust
Series 2018-A6 A6	12/09/2024	3.21%	1,500,000	1,600,618
Series 2018-A3 A3	05/23/2025	3.29%	1,085,000	1,175,295
Conn’s Receivables Funding LLC, 2018-A A (a)	07/17/2023	3.25%	42,478	42,241
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	952,800	983,280
Diamond Resorts Owner Trust, 2018-1 A (a)	01/21/2031	3.70%	685,192	698,740
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.51%	1,225,000	1,228,893
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	2.24%	487,500	483,215
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	491,000	498,715
Ford Credit Auto Owner Trust, 2016-1 A (a)	08/15/2027	2.31%	795,000	802,410
GM Financial Consumer Automobile Receivables Trust, 2020-2 A2B (1 Month LIBOR USD + 1.050%) (c)	03/16/2023	1.25%	400,000	402,685
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	800,000	821,920
Series 2017-4 A4	03/21/2024	2.21%	695,000	705,478
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	1.04%	442,391	436,936
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.89%	590,519	579,792
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.08%	554,824	547,789
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.19%	455,042	451,659
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.84%	915,000	893,316

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 31

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	1.01%	$282,758	$279,035
MVW Owner Trust
Series 2018-1A A (a)	01/21/2036	3.45%	1,523,800	1,557,264
Series 2019-1A A (a)	11/20/2036	2.89%	762,225	775,337
Series 2019-2A A (a)	10/20/2038	2.22%	851,233	850,941
OneMain Financial Issuance Trust
Series 2016-3A A (a)	06/18/2031	3.83%	752,000	765,642
Series 2018-2A A (a)	03/14/2033	3.57%	500,000	517,788
Planet Fitness Master Issuer LLC, 2018-1A A2I (a)	09/05/2048	4.26%	977,588	981,850
Progress Residential Trust
Series 2017-SFR1 A (a)	08/17/2034	2.77%	323,637	328,639
Series 2019-SFR4 B (a)	11/17/2036	2.94%	600,000	611,815
SoFi Professional Loan Program LLC
Series 2016-D A2B (a)	04/25/2033	2.34%	698,289	708,214
Series 2015-C A2 (a)	08/25/2033	2.51%	181,706	183,175
Series 2015-D A2 (a)	10/27/2036	2.72%	70,899	72,043
Series 2016-A A2 (a)	12/26/2036	2.76%	419,118	421,446
Series 2017-B A2FX (a)	05/25/2040	2.74%	578,165	587,412
Starwood Waypoint Homes Trust, 2017-1 A (1 Month LIBOR USD + 0.950%) (a)(c)	01/22/2035	1.13%	586,306	583,773
Synchrony Card Issuance Trust, 2018-A1 A	09/15/2024	3.38%	1,035,000	1,065,681
TCF Auto Receivables Owner Trust, 2016-PT1A A (a)	06/15/2022	1.93%	54,279	54,381
Toyota Auto Receivables Owner Trust
Series 2020-B A2	12/15/2022	1.38%	1,550,000	1,563,269
Series 2019-A A3	07/17/2023	2.91%	605,000	622,714
Tricon American Homes Trust
Series 2016-SFR1 A (a)	11/17/2033	2.59%	95,430	95,842
Series 2017-SFR1 A (a)	09/19/2034	2.72%	1,218,475	1,240,421
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	1,405,000	1,435,940
Series 2019-B A1A	12/20/2023	2.33%	1,215,000	1,246,996
Series 2019-C A1A	04/20/2024	1.94%	200,000	205,167
Series 2020-A A1A	07/20/2024	1.85%	1,715,000	1,759,993
TOTAL ASSET BACKED SECURITIES (Cost $34,094,260)				34,749,077

CORPORATE BONDS: 22.25%
Agriculture: 0.20%
Altria Group, Inc.	02/14/2024	3.80%	785,000	858,303

Auto Manufacturers: 0.40%
General Motors Financial Co., Inc.	06/20/2025	2.75%	1,150,000	1,135,862
Toyota Motor Credit Corp.	03/30/2023	2.90%	510,000	539,910
				1,675,772
Banks: 9.35%
Banco Santander SA (b)	05/28/2025	2.75%	1,310,000	1,357,573
Bank of America Corp.	01/11/2023	3.30%	2,125,000	2,267,963
Bank of America Corp. (SOFR + 1.150%) (d)	06/19/2026	1.32%	1,865,000	1,869,853
Bank of Montreal (b)	03/26/2022	2.90%	845,000	880,700
Bank of New York Mellon Corp.	10/24/2024	2.10%	650,000	684,911
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(d)	11/19/2025	2.82%	750,000	785,428
Citigroup, Inc.	01/14/2022	4.50%	1,270,000	1,345,951
Citigroup, Inc. (SOFR + 0.867%) (d)	11/04/2022	2.31%	990,000	1,009,521
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (d)	01/24/2023	3.14%	1,205,000	1,246,345
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (d)	06/01/2024	4.04%	625,000	679,505
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	895,000	946,928
Credit Suisse AG (b)	05/05/2023	1.00%	900,000	904,892
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(d)	01/12/2023	5.00%	815,000	855,996
Fifth Third Bancorp	05/05/2023	1.63%	680,000	697,481
Goldman Sachs Group, Inc.	02/25/2021	2.88%	625,000	633,430
Goldman Sachs Group, Inc.	01/22/2023	3.63%	1,195,000	1,280,747
Goldman Sachs Group, Inc.	02/23/2023	3.20%	2,330,000	2,472,256

The accompanying notes are an integral part of these consolidated financial statements.

32 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	$870,000	$888,675
HSBC Holdings PLC (SOFR + 1.929%) (b)(d)	06/04/2026	2.10%	1,045,000	1,055,787
Huntington National Bank	04/01/2022	3.13%	780,000	813,162
ING Groep NV (b)	04/09/2024	3.55%	965,000	1,050,795
JP Morgan Chase & Co.	09/23/2022	3.25%	910,000	960,919
JP Morgan Chase & Co.	01/25/2023	3.20%	2,550,000	2,711,122
Morgan Stanley	11/01/2022	4.88%	515,000	560,043
Morgan Stanley	01/23/2023	3.13%	2,440,000	2,587,145
Morgan Stanley	04/29/2024	3.88%	440,000	486,542
National Bank of Canada (a)(b)	10/07/2022	2.15%	505,000	519,031
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	955,000	977,678
Royal Bank of Canada (b)	04/29/2022	2.80%	280,000	291,489
Royal Bank of Canada (b)	11/01/2024	2.25%	645,000	678,643
Santander UK PLC (b)	01/13/2023	2.10%	610,000	630,704
State Street Corp. (SOFR + 2.690%) (a)(d)	03/30/2023	2.83%	550,000	570,676
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	610,000	609,530
Truist Financial Corp.	08/05/2025	1.20%	1,700,000	1,721,131
UBS AG/London (a)(b)	04/21/2022	1.75%	475,000	484,082
Wells Fargo & Co.	02/13/2023	3.45%	1,075,000	1,141,100
Wells Fargo & Co. (SOFR + 1.600%) (d)	06/02/2024	1.65%	640,000	650,119
				39,307,853
Beverages: 0.58%
Anheuser-Busch InBev Finance, Inc.	02/01/2023	3.30%	630,000	667,279
Diageo Capital PLC (b)	09/29/2025	1.38%	800,000	814,241
Constellation Brands, Inc.	05/01/2023	4.25%	870,000	953,683
				2,435,203
Biotechnology: 0.13%
Gilead Sciences, Inc.	09/01/2020	2.55%	560,000	562,022

Building Materials: 0.12%
Carrier Global Corp. (a)	02/15/2025	2.24%	495,000	506,097

Chemicals: 0.33%
Air Products and Chemicals, Inc.	10/15/2025	1.50%	260,000	268,188
DuPont de Nemours, Inc.	05/01/2023	2.17%	590,000	601,527
DuPont de Nemours, Inc.	11/15/2023	4.21%	480,000	526,127
				1,395,842
Computers: 0.08%
Apple, Inc.	05/03/2023	2.40%	320,000	338,262

Diversified Financial Services: 1.47%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (b)	02/01/2022	3.95%	595,000	595,182
Air Lease Corp.	07/03/2023	3.88%	540,000	549,601
American Express Co.	07/30/2024	2.50%	905,000	957,881
Capital One Bank	02/15/2023	3.38%	224,000	235,814
Capital One Financial Corp.	07/15/2021	4.75%	505,000	526,580
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	990,000	1,028,309
Charles Schwab Corp.	01/25/2023	2.65%	645,000	678,308
Dragon 2012 LLC	03/12/2024	1.97%	8,640	8,822
GE Capital International Funding Co. Unlimited Co. (b)	11/15/2025	3.37%	545,000	571,853
Helios Leasing I LLC	05/29/2024	2.02%	9,006	9,203
Helios Leasing I LLC	07/24/2024	1.73%	9,511	9,673
Helios Leasing I LLC	09/28/2024	1.56%	9,424	9,565
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	9,494	9,660
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	982,084
Phoenix 2012 LLC	07/03/2024	1.61%	9,492	9,623
Safina Ltd. (b)	01/15/2022	1.55%	4,599	4,621
Tagua Leasing LLC	11/16/2024	1.58%	9,976	10,125
				6,196,904

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 33

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Electric: 0.39%
Exelon Generation Co. LLC	03/15/2022	3.40%	$265,000	$275,401
Exelon Generation Co. LLC	06/01/2025	3.25%	220,000	237,535
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	1,065,000	1,108,547
				1,621,483
Electronics: 0.14%
Roper Technologies, Inc.	12/15/2020	3.00%	585,000	590,292

Environmental Control: 0.17%
Waste Management, Inc.	06/15/2024	2.95%	700,000	716,613

Food: 0.26%
Mondelez International, Inc.	04/13/2023	2.13%	440,000	455,722
Tyson Foods, Inc.	06/15/2022	4.50%	595,000	634,425
				1,090,147
Healthcare - Services: 0.26%
Anthem, Inc.	01/15/2025	2.38%	750,000	796,010
UnitedHealth Group, Inc.	01/15/2026	1.25%	285,000	290,250
				1,086,260
Household Products & Wares: 0.13%
Clorox Co.	09/15/2022	3.05%	505,000	531,509

Insurance: 0.97%
Aon Corp.	11/15/2022	2.20%	775,000	803,568
Berkshire Hathaway, Inc.	03/15/2021	2.20%	765,000	774,173
Equitable Financial Life Global Funding	07/07/2025	1.40%	850,000	850,498
Metropolitan Life Global Funding	07/02/2025	0.95%	1,145,000	1,143,450
Voya Financial, Inc.	07/15/2024	3.13%	485,000	518,737
				4,090,426
Media: 0.78%
Comcast Corp.	04/15/2024	3.70%	1,920,000	2,125,017
NBCUniversal Media LLC	01/15/2023	2.88%	550,000	586,823
Walt Disney Co.	03/24/2025	3.35%	495,000	548,726
				3,260,566
Miscellaneous Manufacturing: 0.27%
Ingersoll-Rand Global Holding Co. Ltd.	06/15/2023	4.25%	525,000	578,293
Parker-Hannifin Corp.	06/14/2024	2.70%	510,000	542,901
				1,121,194
Oil & Gas: 0.82%
BP Capital Markets PLC (b)	03/11/2021	4.74%	535,000	550,267
Chevron Corp.	05/11/2023	1.14%	675,000	686,626
Diamondback Energy, Inc.	12/01/2024	2.88%	335,000	335,194
Equinor ASA (b)	01/22/2026	1.75%	220,000	225,345
Occidental Petroleum Corp.	03/15/2021	4.85%	645,000	640,162
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	1,000,000	1,020,861
				3,458,455
Pharmaceuticals: 0.94%
AbbVie, Inc. (a)	11/21/2022	2.30%	1,400,000	1,448,131
Bristol-Myers Squibb Co. (a)	02/20/2023	3.25%	735,000	782,159
CVS HEALTH Corp.	08/12/2024	3.38%	1,590,000	1,731,923
				3,962,213
Pipelines: 0.39%
Energy Transfer Operating LP	05/15/2025	2.90%	220,000	224,759
Enterprise Products Operating LLC	02/15/2021	2.80%	625,000	633,643
ONEOK, Inc.	09/01/2024	2.75%	235,000	237,094
TransCanada PipeLines Ltd. (b)	08/01/2022	2.50%	545,000	561,716
				1,657,212
Real Eastate Investment Trust: 1.16%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	1,045,000	1,154,942
American Tower Corp.	09/15/2025	1.30%	615,000	616,953
Camden Property Trust	12/15/2022	2.95%	375,000	389,187

The accompanying notes are an integral part of these consolidated financial statements.

34 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Crown Castle International Corp.	07/15/2025	1.35%	$505,000	$508,599
Digital Realty Trust LP	10/01/2022	3.63%	565,000	596,323
Essex Portfolio LP	08/15/2022	3.63%	725,000	760,024
Highwoods Realty LP	06/15/2021	3.20%	335,000	340,350
Kilroy Realty LP	01/15/2023	3.80%	470,000	485,427
				4,851,805
Software: 0.98%
Adobe, Inc.	02/01/2023	1.70%	655,000	677,940
Fiserv, Inc.	07/01/2024	2.75%	1,355,000	1,444,857
Microsoft Corp.	11/03/2025	3.13%	1,350,000	1,513,240
Oracle Corp.	09/15/2021	1.90%	455,000	462,776
				4,098,813
Telecommunications: 1.67%
AT&T, Inc.	03/11/2024	3.90%	1,390,000	1,534,628
AT&T, Inc.	05/15/2025	3.40%	2,025,000	2,225,392
T-Mobile USA, Inc. (a)	04/15/2025	3.50%	745,000	810,851
Verizon Communications, Inc.	03/15/2021	3.45%	440,000	448,880
Verizon Communications, Inc.	09/15/2023	5.15%	855,000	973,609
Vodafone Group PLC (b)	01/16/2024	3.75%	920,000	1,004,745
				6,998,105
Transportation: 0.26%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	715,000	786,680
CSX Corp.	11/01/2023	3.70%	290,000	318,229
				1,104,909
TOTAL CORPORATE BONDS (Cost $90,799,323)				93,516,260

FOREIGN GOVERNMENT BOND: 0.00%*
Petroleos Mexicanos (b)	12/20/2022	2.00%	6,250	6,348
TOTAL FOREIGN GOVERNMENT BOND (Cost $6,250)				6,348

MORTGAGE BACKED SECURITIES: 9.80%
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	377,000	354,837
Comm Mortgage Trust
Series 2013-CR9 A4 (d)	07/12/2045	4.36%	946,086	1,010,116
Series 2013-CR6 A4	03/10/2046	3.10%	440,000	451,328
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	200,000	216,411
Series 2014-UBS2 A5	03/10/2047	3.96%	1,150,000	1,245,205
Series 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,230,808
Series 2015-CR27 AM	10/13/2048	3.98%	1,000,000	1,067,509
Connecticut Avenue Securities Trust
Series 2020-R02 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2040	0.93%	290,633	287,517
Series 2020-R01 1M1 (1 Month LIBOR USD + 0.800%) (a)(c)	01/25/2040	0.98%	730,698	726,542
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.78%	1,349,862	1,180,435
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.18%	601,092	526,343
Series 2017-C02 2ED4 (1 Month LIBOR USD + 0.850%) (c)	09/25/2029	1.03%	237,670	230,342
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.63%	385,000	367,784
FHLMC Multifamily Structured Pass Through Certificates
Series KF08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.48%	177,744	176,964
Series K052 A1	01/25/2025	2.60%	408,640	425,347
Series K059 A1	09/25/2025	2.76%	836,157	893,749
Series KC06 A1	02/25/2026	2.17%	1,510,000	1,582,648
Flagstar Mortgage Trust
Series 2017-2 A5 (a)(d)	10/25/2047	3.50%	402,274	407,224
Series 2018-4 A4 (a)(d)	07/25/2048	4.00%	94,412	94,576
FNMA Multifamily Structured Pass Through Certificates, 2017-M7	02/25/2027	2.60%	3,068,247	3,221,214
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.38%	355,933	356,243
Series 2018-SPI2 M1 (a)(d)	05/25/2048	3.81%	49,018	48,938

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 35

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	$902,894	$914,620
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	1,228,115	1,253,449
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,426,639	1,497,810
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	1,871,072	1,954,411
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	1,085,276	1,138,206
GS Mortgage Securities Trust, 2015-GC28 AS	02/12/2048	3.76%	885,000	930,500
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2010-C2 A3 (a)	11/15/2043	4.07%	155,756	155,595
Series 2012-C8 ASB	10/17/2045	2.38%	256,681	260,027
Series 2014-C23 ASB	09/17/2047	3.66%	1,122,881	1,173,358
Series 2013-C10 AS	12/17/2047	3.37%	762,000	778,488
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	105,224	106,288
Series 2016-4 A5 (a)(d)	10/25/2046	3.50%	129,420	130,861
Series 2018-1 A5 (a)(d)	06/25/2048	3.50%	507,560	515,736
Series 2018-9 A5 (a)(d)	02/25/2049	4.00%	303,562	306,244
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	624,427	666,489
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	104,809	111,966
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	240,168	255,129
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	448,490	480,244
Series 2017-6A A1 (a)(d)	08/25/2057	4.00%	210,093	224,022
Series 2018-5A A1 (a)(d)	12/25/2057	4.75%	969,814	1,034,972
Sequoia Mortgage Trust
Series 2017-1 A4 (a)(d)	02/25/2047	3.50%	485,449	497,738
Series 2017-CH1 A11 (a)(d)	08/25/2047	3.50%	175,805	177,079
Series 2018-CH4 A10 (a)(d)	10/25/2048	4.50%	109,372	110,426
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	422,248	432,531
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	651,464	664,807
Shellpoint Co-Originator Trust, 2017-2 A4 (a)(d)	10/25/2047	3.50%	280,270	285,552
UBS Commercial Mortgage Trust, 2017-C6 ASB	12/16/2050	3.50%	1,000,000	1,077,973
UBS-Barclays Commercial Mortgage Trust, 2012-C4 A5 (d)	12/12/2045	2.85%	870,000	895,095
Verus Securitization Trust
Series 2018-2 A1 (a)(d)	07/25/2058	3.68%	272,972	276,250
Series 2018-3 A1 (a)(d)	10/25/2058	4.11%	212,865	217,693
VNDO Mortgage Trust
Series 2013-PENN A (a)	12/13/2029	3.81%	605,000	606,039
Series 2012-6AVE A (a)	11/15/2030	3.00%	1,000,000	1,028,454
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	185,000	191,100
WFRBS Commercial Mortgage Trust
Series 2011-C2 A4 (a)(d)	02/15/2044	4.87%	1,044,655	1,057,514
Series 2011-C3 A4 (a)	03/17/2044	4.38%	1,226,251	1,238,595
Series 2013-C13 AS	05/17/2045	3.35%	185,000	189,125
Series 2012-C10 A3	12/15/2045	2.88%	975,000	999,684
Series 2013-UBS1 A4 (d)	03/16/2046	4.08%	775,000	838,319
Series 2013-C14 A5	06/15/2046	3.34%	200,000	210,141
Series 2013-C17 ASB	12/17/2046	3.56%	209,833	217,503
TOTAL MORTGAGE BACKED SECURITIES (Cost $40,625,924)				41,202,113

MUNICIPAL BONDS: 1.43%
City of New York NY	08/01/2025	2.28%	1,660,000	1,731,629
Massachusetts Water Resources Authority	08/01/2025	2.08%	1,840,000	1,927,529
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	650,000	664,722
Nebraska Public Power District	01/01/2024	2.22%	675,000	687,744
State of Wisconsin	05/01/2026	2.10%	710,000	736,696
Water Works Board of the City of Birmingham	01/01/2024	2.20%	270,000	280,946
TOTAL MUNICIPAL BONDS (Cost $5,805,275)				6,029,266

The accompanying notes are an integral part of these consolidated financial statements.

36 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate		Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 7.28%
Federal Farm Credit Banks	06/26/2023	1.77%		$2,450,000	$2,557,975
Federal Farm Credit Banks	07/17/2023	2.88%		1,600,000	1,724,007
Federal Home Loan Banks	04/06/2023	1.15%		2,420,000	2,460,829
Federal Home Loan Banks	04/13/2023	1.10%		5,575,000	5,775,301
Federal Home Loan Banks	06/26/2023	0.25%		2,325,000	2,566,171
Federal Home Loan Banks	07/07/2021	1.88%		1,000,000	1,047,883
Federal Home Loan Banks	06/10/2022	2.75%		2,345,000	2,544,578
Federal Home Loan Banks	06/10/2022	2.13%		2,235,000	2,453,341
Federal Home Loan Mortgage Corp.	06/09/2023	3.25%		1,000,000	1,000,136
Federal Home Loan Mortgage Corp.	09/08/2023	3.38%		2,215,000	2,215,613
Federal Home Loan Mortgage Corp.	12/08/2023	3.38%		3,000,000	2,995,330
Federal National Mortgage Association	01/19/2023	2.38%		220,000	232,413
Federal National Mortgage Association	06/17/2025	0.50%		3,000,000	3,001,145
Small Business Administration Participation Certificates	11/01/2032	2.09%		9,869	10,186
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $29,512,232)					30,584,908

U.S. GOVERNMENT NOTES: 24.25%
United States Treasury Note	02/28/2022	1.13%		2,160,000	2,194,173
United States Treasury Note	05/15/2022	1.75%		41,115,000	42,329,177
United States Treasury Note	02/15/2023	2.00%		12,835,000	13,447,169
United States Treasury Note	12/31/2023	2.63%		13,810,000	14,977,377
United States Treasury Note	02/29/2024	2.38%		2,025,000	2,185,181
United States Treasury Note	03/31/2024	2.13%		1,720,000	1,842,819
United States Treasury Note	04/30/2024	2.25%		4,195,000	4,480,784
United States Treasury Note	04/30/2024	2.00%		1,585,000	1,708,085
United States Treasury Note	05/15/2024	2.50%		9,845,000	10,711,437
United States Treasury Note	09/30/2024	1.50%		500,000	526,641
United States Treasury Note	12/31/2024	2.25%		440,000	479,308
United States Treasury Note	01/31/2025	1.38%		2,455,000	2,579,380
United States Treasury Note	05/15/2025	2.13%		2,320,000	2,526,262
United States Treasury Note	05/31/2025	0.25%		1,915,000	1,912,681
TOTAL U.S. GOVERNMENT NOTES (Cost $99,873,642)					101,900,474

SHORT TERM INVESTMENTS: 11.12%
U.S. TREASURY BILL: 1.47%
United States Treasury Bill	12/03/2020	0.15	%(h)	6,170,000	6,165,882
TOTAL U.S. TREASURY BILL (Cost $6,165,881)					6,165,882

MONEY MARKET FUND: 9.65%				Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.09% (e)(f)				40,584,890	40,584,890
TOTAL MONEY MARKET FUND (Cost $40,584,890)					40,584,890
TOTAL SHORT TERM INVESTMENTS (Cost $46,750,771)					46,750,772

TOTAL INVESTMENTS (Cost $347,467,677): 84.40%					354,739,218
Other Assets in Excess of Liabilities: 15.60% (g)					65,555,394
TOTAL NET ASSETS: 100.00%					$420,294,612

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2020, the value of these securities total $41,190,028 which represents 9.80% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2020.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2020.
(f)	A portion of this security is held by LCLSCS Fund Limited and pledged as collateral for swap contracts. See Note 1
(g)	Includes assets pledged as collateral for swap contracts. See Note 2.
(h)	Effective yield as of June 30, 2020.
*	Amount rounds to less than 0.005% of net assets.

CMT Constant Maturity Treasury

LIBOR London Interbank Offered Rate

PLC Public Limited Company

SOFR Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts | 37

LoCorr Long/Short Commodities Strategy Fund

Consolidated Schedule of Swap Contracts

June 30, 2020 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS

This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized (Depreciation)*	Counterparty
12/16/2022	LoCorr Commodities Index^	0.50%	Quarterly	$340,945,098	$(3,266,209)	Deutsche Bank AG

^	Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA’’) Programs investing in various futures contracts, forward currency contracts, foreign currency. See Notes 2 & 3.

*	Unrealized depreciation is a liability on the Fund’s consolidated statement of assets and liabilities

The underlying components of the basket as of June 30, 2020 are shown below: ^

Description	Expiration Date	Number of Contracts Purchased (Sold)	Value	Concentration % of Exposure

Futures Contracts:
Purchase Contracts:(1)
Copper	Dec-20	718	$49,215,746	5.81%
WTI Crude	Nov-20	1,208	48,396,599	5.71%
Live Cattle	Dec-20	578	24,193,303	2.85%
Hard Red Wheat	Dec-20	961	21,718,620	2.56%
Gasoline RBOB	Jul-20	401	20,342,248	2.40%
Natural Gas	Nov-20	685	18,762,029	2.21%
Sugar No.11	Feb-21	1,299	18,149,099	2.14%
Brent Crude	Jul-20	424	17,645,222	2.08%
Soybean	Nov-20	251	10,857,255	1.28%
Low Sulphur Gasoil	Jul-20	304	10,714,291	1.26%
Lean Hogs	Dec-20	522	10,622,264	1.25%
Coffee	Dec-20	184	7,078,327	0.84%
Heating Oil	Jul-20	130	6,470,619	0.76%
Wheat	Sep-20	209	5,114,522	0.60%
Feeder Cattle	Jan-21	74	5,057,294	0.60%
Coffee	May-21	127	5,006,525	0.59%
Gold	Aug-20	27	4,807,974	0.57%
Cocoa	Dec-20	214	4,708,318	0.56%
Soybean Oil	Jul-21	264	4,605,651	0.54%
Palladium	Sep-20	24	4,584,217	0.54%
Natural Gas	Oct-20	197	4,485,593	0.53%
Cocoa	Sep-20	148	3,265,870	0.39%
Total Purchase Contracts			305,801,586	36.07%

Sale Contracts:(1)
Copper	Sep-20	(806)	$54,947,741	6.48%
WTI Crude	Jul-20	(986)	39,049,073	4.61%
Hard Red Wheat	Sep-20	(1,072)	23,571,878	2.78%
European Rapeseed	Sep-20	(123)	17,330,700	2.04%
Natural Gas	Aug-20	(867)	15,406,303	1.82%
Gasoline RBOB	Aug-20	(293)	14,652,153	1.73%
Live Cattle	Aug-20	(334)	13,086,763	1.54%
Brent Crude	Aug-20	(286)	11,925,445	1.41%
Sugar No.11	Sep-20	(880)	11,689,998	1.38%
Lean Hogs	Aug-20	(584)	11,410,199	1.35%

The accompanying notes are an integral part of these consolidated financial statements.

38 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date		Number of Contracts Purchased (Sold)		Value	Concentration % of Exposure

Sale Contracts:(1) (continued)
WTI Crude	Aug-20		(282)		$11,185,011	1.32%
Aluminum	Aug-20		(272)		10,976,560	1.30%
Soybean Meal	Dec-20		(347)		10,084,808	1.19%
Wheat	Dec-20		(346)		8,623,830	1.02%
Live Cattle	Oct-20		(215)		8,685,167	1.02%
Low Sulphur Gasoil	Aug-20		(230)		8,180,154	0.97%
Natural Gas	Jul-20		(469)		8,155,543	0.96%
Coffee	Sep-20		(218)		8,169,117	0.96%
Soybean Oil	Dec-20		(432)		7,358,592	0.87%
Heating Oil	Aug-20		(122)		6,165,353	0.73%
Feeder Cattle	Aug-20		(74)		5,004,556	0.59%
Aluminum	Sep-20		(84)		3,398,153	0.40%
Lead	Aug-20		(72)		3,205,440	0.38%
Heating Oil	Nov-20		(57)		3,011,293	0.36%
Natural Gas	Sep-20		(149)		2,808,288	0.33%
Total Sale Contracts					318,082,118	37.54%
Other Futures Contracts					48,864,322	5.77%
Total Futures Contracts					672,748,026	79.38%

Forward Currency Contracts:			Delivered (in USD)		Received (in USD)
Purchase Contracts:(1)		U.S.
USD/EUR	06/30/2019	Dollar	$3,047,324	Euro	$3,060,320	0.36%
Total Forward Currency Contracts Purchased					3,060,320	0.36%
Other Forward Currency Contracts					82,748	0.01%
Total Forward Currency Contracts					3,143,068	0.37%

Cash and Foreign Currency:			Quantity
Cash and Foreign Currency Purchased:(1)
U.S. Dollar			71,078,908		$71,078,908	8.39%
Total Cash and Foreign Currency Purchased					71,078,908	8.39%

Cash and Foreign Currency Sold:(1)
Euro			96,903,204		$96,903,204	11.43%
Total Cash and Foreign Currency Sold					96,903,204	11.43%
Other Cash and Foreign Currency					3,638,188	0.43%
Total Cash and Foreign Currency					171,620,300	20.25%
Total Underlying Positions					$847,511,394	100.00%

^	The investments presented are not direct holdings of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional values of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

NYMEX New York Mercantile Exchange

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments | 39

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1

June 30, 2020 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

 June 30, 2020 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 11.26%
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	$397,268	$426,680
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	325,000	328,512
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	2,750,000	2,835,392
CenterPoint Energy Residential Bond, 2009-1 A3	08/15/2023	4.24%	1,300,090	1,351,872
Chase Issuance Trust, 2018-A1 A1 (1 Month LIBOR USD + 0.200%) (c)	04/17/2023	0.38%	2,050,000	2,051,622
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	422,786	420,719
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	1,645,565	1,698,207
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	2.24%	1,072,500	1,063,073
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	880,000	893,828
GM Financial Consumer Automobile Receivables Trust, 2018-4 A3 (a)	10/16/2023	3.21%	2,461,315	2,519,480
Hilton Grand Vacations Trust, 2019-AA A	07/25/2033	2.34%	839,423	839,365
Honda Auto Receivables Owner Trust, 2019-1 A3	03/20/2023	2.83%	750,000	770,550
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	1.04%	456,073	450,449
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.89%	447,363	439,237
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.08%	440,336	434,753
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.19%	464,329	460,876
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.29%	702,859	701,319
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.84%	490,000	478,388
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	1.01%	282,758	279,035
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	952,781	969,172
SoFi Professional Loan Program LLC, 2015-C A2 (a)	08/25/2033	2.51%	990,373	998,377
TCF Auto Receivables Owner Trust, 2016-PT1A A (a)	06/15/2022	1.93%	286,305	286,847
Toyota Auto Receivables Owner Trust, 2018-D A3	03/15/2023	3.18%	2,010,000	2,061,859
Tricon American Homes Trust
Series 2016-SFR1 A (a)	11/17/2033	2.59%	668,010	670,898
Series 2017-SFR2 B (a)	01/18/2036	3.28%	400,000	413,497

The accompanying notes are an integral part of these consolidated financial statements.

40 | LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	$670,000	$684,754
Series 2019-B A1A	12/20/2023	2.33%	1,080,000	1,108,441
Series 2020-A A1A	07/20/2024	1.85%	1,180,000	1,210,958
VSE VOI Mortgage LLC, 2018-A A (a)	02/20/2036	3.56%	588,100	599,993
Wendy’s Funding LLC, 2018-1A A2I (a)	03/15/2048	3.57%	214,500	222,319
TOTAL ASSET BACKED SECURITIES (Cost $27,331,986)				27,670,472

CORPORATE BONDS: 23.66%
Agriculture: 0.23%
Altria Group, Inc.	02/14/2024	3.80%	525,000	574,024

Auto Manufacturers: 0.56%
General Motors Financial Co., Inc.	06/20/2025	2.75%	895,000	883,997
Toyota Motor Credit Corp.	03/30/2023	2.90%	470,000	497,565
				1,381,562
Banks: 10.21%
Banco Santander SA (b)	02/23/2023	3.13%	540,000	562,480
Banco Santander SA (b)	05/28/2025	2.75%	230,000	238,353
Bank of America Corp.	01/11/2023	3.30%	2,265,000	2,417,382
Bank of America Corp. (SOFR + 1.150%) (d)	06/19/2026	1.32%	595,000	596,548
Bank of New York Mellon Corp.	02/07/2022	2.60%	295,000	304,723
BB&T Corp.	12/06/2023	3.75%	535,000	585,937
Citigroup, Inc. (SOFR + 0.867%) (d)	11/04/2022	2.31%	1,650,000	1,682,535
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (d)	01/24/2023	3.14%	495,000	511,984
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (d)	06/01/2024	4.04%	435,000	472,935
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	635,000	671,843
Credit Suisse AG (b)	05/05/2023	1.00%	565,000	568,071
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(d)	01/12/2023	5.00%	630,000	661,690
Federation des Caisses Desjardins du Quebec (a)(b)	09/26/2022	1.95%	700,000	722,099
Fifth Third Bancorp	05/05/2023	1.63%	615,000	630,810
Goldman Sachs Group, Inc.	02/23/2023	3.20%	2,180,000	2,313,098
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	1,130,000	1,154,256
HSBC Holdings PLC (SOFR + 1.929%) (b)(d)	06/04/2026	2.10%	515,000	520,316
Huntington National Bank	04/01/2022	3.13%	365,000	380,518
ING Groep NV (b)	04/09/2024	3.55%	540,000	588,010
JP Morgan Chase & Co.	09/23/2022	3.25%	355,000	374,864
JP Morgan Chase & Co.	01/25/2023	3.20%	2,140,000	2,275,216
Morgan Stanley	11/01/2022	4.88%	485,000	527,419
Morgan Stanley	01/23/2023	3.13%	1,830,000	1,940,359
National Bank of Canada (a)(b)	10/07/2022	2.15%	365,000	375,141
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	820,000	839,472
Royal Bank of Canada (b)	04/29/2022	2.80%	375,000	390,387
Santander UK PLC (b)	01/13/2023	2.10%	675,000	697,911
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	405,000	404,688
UBS AG/London (a)(b)	04/21/2022	1.75%	440,000	448,413
Wells Fargo & Co.	02/13/2023	3.45%	625,000	663,430
Wells Fargo & Co. (SOFR + 1.600%) (d)	06/02/2024	1.65%	575,000	584,091
				25,104,979
Beverages: 0.49%
Anheuser-Busch InBev Finance, Inc.	02/01/2023	3.30%	575,000	609,024
Constellation Brands, Inc.	05/01/2023	4.25%	535,000	586,460
				1,195,484
Building Materials: 0.18%
Carrier Global Corp. (a)	02/15/2025	2.24%	425,000	434,528

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued) | 41

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Chemicals: 0.33%
Air Products and Chemicals, Inc.	10/15/2025	1.50%	$235,000	$242,401
DuPont de Nemours, Inc.	05/01/2023	2.17%	180,000	183,517
DuPont de Nemours, Inc.	11/15/2023	4.21%	345,000	378,153
				804,071
Diversified Financial Services: 1.31%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (b)	02/01/2022	3.95%	380,000	380,116
Air Lease Corp.	07/03/2023	3.88%	630,000	641,202
American Express Co.	05/20/2022	2.75%	455,000	472,398
Capital One Bank	02/15/2023	3.38%	640,000	673,753
Charles Schwab Corp.	01/25/2023	2.65%	650,000	683,566
GE Capital International Funding Co Unlimited Co. (b)	11/15/2025	3.37%	360,000	377,738
				3,228,773
Electric: 0.49%
Exelon Generation Co. LLC	03/15/2022	3.40%	270,000	280,597
Exelon Generation Co. LLC	06/01/2025	3.25%	195,000	210,542
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	695,000	723,418
				1,214,557
Environmental Control: 0.27%
Waste Management, Inc.	06/15/2024	2.95%	640,000	655,189

Food: 0.27%
Mondelez International, Inc.	04/13/2023	2.13%	100,000	103,573
Tyson Foods, Inc.	06/15/2022	4.50%	525,000	559,787
				663,360
Healthcare - Services: 0.10%
UnitedHealth Group, Inc.	01/15/2026	1.25%	245,000	249,514

Insurance: 1.04%
Aon Corp.	11/15/2022	2.20%	550,000	570,274
Berkshire Hathaway, Inc.	03/15/2021	2.20%	710,000	718,514
Metropolitan Life Global Funding	07/02/2025	0.95%	700,000	699,052
Voya Financial, Inc.	07/15/2024	3.13%	520,000	556,171
				2,544,011
Media: 0.86%
Comcast Corp.	04/15/2024	3.70%	1,450,000	1,604,831
Walt Disney Co.	03/24/2025	3.35%	455,000	504,385
				2,109,216
Miscellaneous Manufacturing: 0.43%
Ingersoll-Rand Global Holding Co. Ltd.	06/15/2023	4.25%	620,000	682,936
Parker-Hannifin Corp.	06/14/2024	2.70%	355,000	377,902
				1,060,838
Oil & Gas: 0.89%
BP Capital Markets PLC (b)	03/11/2021	4.74%	530,000	545,124
Chevron Corp.	05/11/2023	1.14%	610,000	620,506
Diamondback Energy, Inc.	12/01/2024	2.88%	300,000	300,173
Equinor ASA (b)	01/22/2026	1.75%	195,000	199,738
Occidental Petroleum Corp.	03/15/2021	4.85%	535,000	530,987
				2,196,528
Pharmaceuticals: 1.07%
AbbVie, Inc. (a)	11/21/2022	2.30%	625,000	646,487
Bristol-Myers Squibb Co. (a)	02/20/2023	3.25%	745,000	792,801
CVS HEALTH Corp.	06/01/2021	2.13%	455,000	460,994
CVS HEALTH Corp.	08/12/2024	3.38%	665,000	724,358
				2,624,640

The accompanying notes are an integral part of these consolidated financial statements.

42 | LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Pipelines: 0.63%
Energy Transfer Operating LP	05/15/2025	2.90%	$240,000	$245,192
Enterprise Products Operating LLC	02/15/2021	2.80%	520,000	527,191
ONEOK, Inc.	09/01/2024	2.75%	210,000	211,871
TransCanada PipeLines Ltd. (b)	08/01/2022	2.50%	545,000	561,716
				1,545,970
Real Eastate Investment Trust: 1.64%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	565,000	624,442
American Tower Corp.	09/15/2025	1.30%	555,000	556,763
Camden Property Trust	12/15/2022	2.95%	395,000	409,944
Crown Castle International Corp.	07/15/2025	1.35%	430,000	433,064
Duke Realty LP	04/15/2023	3.63%	535,000	568,301
Essex Portfolio LP	08/15/2022	3.63%	735,000	770,507
Highwoods Realty LP	06/15/2021	3.20%	305,000	309,871
Kilroy Realty LP	01/15/2023	3.80%	335,000	345,996
				4,018,888
Software: 0.36%
Fiserv, Inc.	07/01/2024	2.75%	840,000	895,705

Telecommunications: 2.07%
AT&T, Inc.	12/01/2022	2.63%	1,090,000	1,135,899
AT&T, Inc.	03/11/2024	3.90%	1,040,000	1,148,211
AT&T, Inc.	05/15/2025	3.40%	475,000	522,006
T-Mobile USA, Inc. (a)	04/15/2025	3.50%	490,000	533,311
Verizon Communications, Inc.	03/15/2021	3.45%	275,000	280,550
Verizon Communications, Inc.	09/15/2023	5.15%	830,000	945,141
Vodafone Group PLC (b)	01/16/2024	3.75%	470,000	513,294
				5,078,412
Transportation: 0.23%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	520,000	572,131
TOTAL CORPORATE BONDS (Cost $56,669,911)				58,152,380

MORTGAGE BACKED SECURITIES: 12.86%
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	418,000	393,426
BX Commercial Mortgage Trust, 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	1.10%	492,031	488,286
Comm Mortgage Trust
Series 2013-GAM A1 (a)	02/11/2028	1.71%	237,429	236,266
Series 2016-GCT B (a)	08/10/2029	3.09%	600,000	601,788
Series 2013-CR6 A4	03/10/2046	3.10%	185,000	189,763
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	1,016,377
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	185,000	200,180
Series 2013-CR11 B (d)	08/12/2050	5.28%	575,000	595,690
Connecticut Avenue Securities Trust
Series 2020-R02 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2040	0.93%	678,143	670,874
Series 2020-R01 1M1 (1 Month LIBOR USD + 0.800%) (a)(c)	01/25/2040	0.98%	759,926	755,603
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.16%	1,000,000	990,600
Fannie Mae Aces
Series 2010-M7 A2	11/25/2020	3.66%	64,849	65,070
Series 2015-M17 FA (1 Month LIBOR USD + 0.930%) (c)	11/25/2022	1.65%	920,142	920,932
Series 2014-M11 1A (d)	08/25/2024	3.22%	706,482	760,943
Fannie Mae Connecticut Avenue Securities
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.18%	85,577	74,935
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.63%	400,000	382,113

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued) | 43

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates
Series KF08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.48%	$820,359	$816,757
Series K-J22 A-1	03/25/2022	3.17%	553,273	562,695
Series K-102 A (1 Month LIBOR USD + 0.200%) (c)	02/25/2023	0.38%	114,916	114,833
Series K-I03 A (1 Month LIBOR USD + 0.250%) (c)	02/25/2023	0.43%	21,780	21,748
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M1 (1 Month LIBOR USD + 1.200%) (c)	07/25/2029	1.38%	17,316	17,312
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.38%	254,420	254,643
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.58%	400,000	371,134
Series 2019-HRP1 M2 (1 Month LIBOR USD + 1.400%) (a)(c)	02/25/2049	1.58%	660,000	628,633
Series 2020-DNA1 M1 (1 Month LIBOR USD + 0.700%) (a)(c)	01/25/2050	0.88%	371,907	371,116
Series 2020-HQA1 M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2050	0.93%	498,913	497,761
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	802,890	813,317
Series 2017-SB31 A7F (d)	01/25/2024	2.46%	1,417,592	1,446,186
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	1,029,278	1,050,509
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,282,534	1,346,516
GS Mortgage Securities Trust
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,075,200
Series 2015-GC32 AS (d)	07/10/2048	4.02%	1,000,000	1,067,598
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	548,095
Series 2014-C22 AS	09/17/2047	4.11%	685,000	726,716
Series 2013-C10 AS	12/17/2047	3.37%	200,000	204,328
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	72,078	72,807
Series 2017-1 A5 (a)(d)	01/25/2047	3.50%	251,455	255,212
Series 2017-2 A5 (a)(d)	05/25/2047	3.50%	225,105	228,544
Series 2017-3 1A5 (a)(d)	08/25/2047	3.50%	166,530	168,503
Series 2018-1 A5 (a)(d)	06/25/2048	3.50%	241,695	245,588
Series 2019-2 A4 (a)(d)	08/25/2049	4.00%	311,451	313,207
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.92%	1,000,000	1,033,874
NCUA Guaranteed Notes Trust, 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	0.62%	2,104,962	2,102,022
Sequoia Mortgage Trust
Series 2018-3 A4 (a)(d)	03/25/2048	3.50%	753,310	766,113
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	651,464	664,806
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	928,552	956,918
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	1,009,921	1,040,293
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 AS	10/17/2045	3.54%	165,000	170,441
Series 2015-NXS2 A-4	07/17/2058	3.50%	1,000,000	1,065,725
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	165,000	168,679
Series 2013-C14 A5	06/15/2046	3.34%	185,000	194,380
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	1,074,575
Series 2013-C12 AS	03/17/2048	3.56%	780,000	801,725
TOTAL MORTGAGE BACKED SECURITIES (Cost $31,421,861)				31,601,355

MUNICIPAL BONDS: 0.94%
City of Sacramento CA Water Revenue	09/01/2023	1.61%	555,000	566,833
Pennsylvania State University	09/01/2023	1.35%	940,000	950,142
State of Wisconsin	05/01/2026	2.10%	780,000	809,328
TOTAL MUNICIPAL BONDS (Cost $2,275,000)				2,326,303

The accompanying notes are an integral part of these consolidated financial statements.

44 | LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 7.57%
Federal Farm Credit Banks	08/14/2023	1.60%	$2,270,000	$2,360,188
Federal Home Loan Banks	06/10/2022	2.13%	2,620,000	2,714,133
Federal Home Loan Banks	06/10/2022	2.75%	3,180,000	3,332,268
Federal Home Loan Banks	12/09/2022	3.00%	4,500,000	4,796,725
Federal Home Loan Mortgage Corp.	04/06/2023	1.15%	1,000,000	1,000,136
Federal Home Loan Mortgage Corp.	04/13/2023	1.10%	2,045,000	2,045,566
Federal National Mortgage Association	09/06/2022	1.38%	2,310,000	2,367,378
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $17,971,117)				18,616,394

U.S. GOVERNMENT NOTES: 22.86%
United States Treasury Note	05/15/2022	1.75%	6,140,000	6,321,323
United States Treasury Note	01/31/2023	2.38%	3,925,000	4,147,161
United States Treasury Note	05/15/2023	1.75%	1,405,000	1,468,225
United States Treasury Note	06/30/2023	2.63%	3,250,000	3,487,402
United States Treasury Note	09/30/2023	2.88%	4,340,000	4,717,038
United States Treasury Note	02/15/2024	2.75%	2,600,000	2,838,774
United States Treasury Note	03/31/2024	2.13%	3,025,000	3,241,004
United States Treasury Note	06/30/2024	2.00%	10,025,000	10,733,407
United States Treasury Note	09/30/2024	1.50%	8,250,000	8,689,570
United States Treasury Note	02/15/2025	7.63%	1,715,000	2,295,219
United States Treasury Note	03/31/2025	2.63%	1,400,000	1,555,148
United States Treasury Note	05/15/2025	2.13%	4,335,000	4,720,409
United States Treasury Note	05/31/2025	0.25%	1,990,000	1,987,590
TOTAL U.S. GOVERNMENT NOTES (Cost $54,340,748)				56,202,270

SHORT TERM INVESTMENT: 7.13%
MONEY MARKET FUND: 7.13%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.09% (e)(f)			17,521,608	17,521,608
TOTAL MONEY MARKET FUND (Cost $17,521,608)				17,521,608
TOTAL SHORT TERM INVESTMENT (Cost $17,521,608)				17,521,608

TOTAL INVESTMENTS (Cost $207,532,231): 86.28%				212,090,782
Other Assets in Excess of Liabilities: 13.72% (g)				33,721,918
TOTAL NET ASSETS: 100.00%				$245,812,700

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 20, 2020 the value of these securities total $30,643,003 which represents 12.47% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2020.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2020.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2020.
(f)	A portion of this security is held by LCMT Fund Limited and pledged as collateral for derivative contracts. See Note 1.
(g)	Includes assets pledged as collateral for derivative contracts. See Note 2.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts | 45

LoCorr Market Trend Fund

Consolidated Schedule of Open Forward Currency Contracts(a)

June 30, 2020 (Unaudited)

			Currency to be Received		Currency to be Delivered
	Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2020	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
	$11,950,508	09/18/2020	AUD	$11,969,491	USD	$11,950,508	$18,983	$—
	41,011,436	09/18/2020	CHF	40,890,166	USD	41,011,436	—	(121,270)
	58,429,265	09/18/2020	EUR	58,018,841	USD	58,429,265	—	(410,424)
	5,392,991	09/18/2020	GBP	5,284,787	USD	5,392,991	—	(108,204)
	34,893,593	09/18/2020	JPY	34,555,653	USD	34,893,593	—	(337,940)
	20,479	09/18/2020	MXN	20,058	USD	20,479	—	(421)
	2,390,483	09/18/2020	NZD	2,392,590	USD	2,390,483	2,107	—
Total Purchase Contracts				153,131,586		154,088,755	21,090	(978,259)

Sale Contracts:
	$14,108,058	09/18/2020	USD	$13,909,182	AUD	$14,108,058	$198,876	$—
	54,547,814	09/18/2020	USD	54,177,031	CAD	54,547,814	370,783	—
	217,494	09/18/2020	USD	217,957	CHF	217,494	—	(463)
	2,049,334	09/18/2020	USD	2,031,583	EUR	2,049,334	17,751	—
	22,224,810	09/18/2020	USD	22,244,950	GBP	22,224,810	—	(20,140)
	45,657,625	09/18/2020	USD	45,369,932	JPY	45,657,625	287,693	—
	13,510,225	09/18/2020	USD	13,132,836	MXN	13,510,225	377,389	—
	22,286,814	09/18/2020	USD	22,079,837	NZD	22,286,814	206,977	—
Total Sale Contracts				173,163,308		174,602,174	1,459,469	(20,603)
Net Forward Currency Contracts				$(20,031,722)		$(20,513,419)	$1,480,559	$(998,862)
Net Unrealized Appreciation							$481,697

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a) Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of June 30, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

46 | LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund

Consolidated Schedule of Open Futures Contracts

 June 30, 2020 (Unaudited)

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
3 Mo Euro Euribor	808	Dec-21	$228,057,927	$228,051,026	$6,901	$—
90 Day Euro	1,648	Dec-21	411,176,000	411,035,297	140,703	—
90 Day Sterling	1,068	Jun-21	165,303,516	164,799,686	503,830	—
90 Day Sterling	201	Dec-21	31,113,607	31,096,392	17,215	—
Aluminum (a)(b)	14	Sep-20	565,600	534,381	31,219	—
Australian 10 Yr Bond	291	Sep-20	29,879,448	29,805,158	74,290	—
Canadian 10 Yr Bond	611	Sep-20	69,228,064	69,378,166	—	(150,102)
Copper (a)(b)	93	Sep-20	13,994,175	13,730,768	263,407	—
DAX Index	49	Sep-20	16,963,349	16,970,323	—	(6,974)
Dow Jones Industrial Average Mini E-Cbot Index	116	Sep-20	14,899,620	14,849,661	49,959	—
Euro-Schatz	554	Sep-20	69,797,726	69,754,387	43,339	—
Euro-Stoxx 50 Index	397	Sep-20	14,375,461	14,337,376	38,085	—
Gold (a)	94	Aug-20	16,924,700	16,358,330	566,370	—
Long Gilt	411	Sep-20	70,095,708	69,875,932	219,776	—
Nasdaq 100 E-Mini Index	103	Sep-20	20,903,335	19,936,465	966,870	—
Nikkei 225 Index	89	Sep-20	18,356,379	18,699,381	—	(343,002)
Russell 2000 Mini Index	106	Sep-20	7,619,280	7,503,390	115,890	—
S&P 500 E-Mini Index	128	Sep-20	19,777,280	19,376,914	400,366	—
Silver (a)	86	Sep-20	8,013,910	7,715,751	298,159	—
Tokyo Price Index	71	Sep-20	10,248,067	10,460,345	—	(212,278)
U.S. 10 Yr Note	581	Sep-20	80,858,860	80,634,129	224,731	—
U.S. 2 Yr Note	961	Sep-20	212,215,829	212,205,003	10,826	—
U.S. 5 Yr Note	1,252	Sep-20	157,429,220	157,112,168	317,052	—
U.S. Long Bond	205	Sep-20	36,605,313	36,394,877	210,436	—
Zinc (a)(b)	5	Sep-20	255,750	251,601	4,149	—
Total Purchase Contracts					4,503,573	(712,356)

Sales Contracts:
10 Yr Mini JGB	(9)	Sep-20	$1,265,960	$1,267,946	$1,986	$—
Aluminum (a)(b)	(137)	Sep-20	5,534,800	5,234,752	—	(300,048)
Brent Crude (a)	(150)	Sep-20	6,190,500	6,308,795	118,295	—
CAC 40 10 Euro Index	(22)	Jul-20	1,214,464	1,231,212	16,748	—
Cocoa (a)	(67)	Sep-20	1,344,915	1,413,222	68,307	—
Coffee (a)	(86)	Sep-20	3,257,250	3,238,234	—	(19,016)
Copper (a)(b)	(83)	Sep-20	12,489,425	10,826,026	—	(1,663,399)
Corn (a)	(402)	Dec-20	7,045,050	6,862,206	—	(182,844)
Cotton No.2 (a)	(74)	Dec-20	2,252,560	2,185,485	—	(67,075)
Dollar	(123)	Sep-20	11,973,927	11,822,285	—	(151,642)
Euro-Bobl	(84)	Sep-20	12,738,540	12,736,002	—	(2,538)
Euro-Bund	(86)	Sep-20	17,055,455	16,796,450	—	(259,005)
FTSE 100 Index	(42)	Sep-20	3,199,284	3,250,726	51,442	—
Gasoline RBOB (a)	(81)	Aug-20	4,087,503	4,014,339	—	(73,164)
Hang Seng Index	(17)	Jul-20	2,659,177	2,711,432	52,255	—
Hard Red Wheat (a)	(153)	Sep-20	3,364,087	3,392,273	28,186	—
Heating Oil (a)	(101)	Aug-20	5,033,133	5,097,708	64,575	—
Japanese 10 Yr Bond	(60)	Sep-20	84,436,212	84,434,661	—	(1,551)
Low Sulphur Gasoil (a)	(140)	Aug-20	4,973,500	5,110,274	136,774	—
Natural Gas (a)	(237)	Aug-20	4,149,870	4,153,385	3,515	—
Soybean (a)	(219)	Nov-20	9,660,638	9,577,078	—	(83,560)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts (continued) | 47

	Number of		Current		Value
Description	Contracts Purchased (Sold)	Settlement Month-Year	Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts (continued)
Soybean Meal (a)	(89)	Dec-20	$2,633,510	$2,625,958	$—	$(7,552)
Soybean Oil (a)	(64)	Dec-20	1,106,304	1,105,492	—	(812)
Sugar (a)	(52)	Oct-20	696,550	677,506	—	(19,044)
Wheat (a)	(177)	Dec-20	4,416,150	4,453,704	37,554	—
WTI Crude (a)	(103)	Aug-20	4,044,810	3,866,197	—	(178,613)
Zinc (a)(b)	(79)	Sep-20	4,040,850	3,922,928	—	(117,922)
Total Sale Contracts					579,637	(3,127,785)
Total Futures Contracts					$5,083,210	$(3,840,141)
Net Unrealized Appreciation					$1,243,069

(a)	Contract held by LCMT Fund Limited.
(b)	London Metal Exchange (‘‘LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

48 | LoCorr Dynamic Equity Fund - Schedule of Investments

LoCorr Dynamic Equity Fund

Composition of Investment Portfolio1

June 30, 2020 (Unaudited)

1       As a percentage of total investments.

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS: 74.24%
Advertising: 0.11%
JCDecaux SA (a)(b)	1,146	$21,308

Aerospace & Defense: 0.25%
BAE Systems PLC (b)	4,066	24,355
Dassault Aviation SA (a)(b)	15	13,827
Meggitt PLC (b)	2,262	8,249
		46,431
Agriculture: 0.12%
British American Tobacco PLC (b)	583	22,427

Airlines: 2.31%
Allegiant Travel Co.	3,975	434,110

Apparel: 0.27%
Carter’s, Inc.	99	7,989
PVH Corp.	443	21,286
Yue Yuen Industrial Holdings Ltd. (b)	14,000	21,279
		50,554
Auto Manufacturers: 0.09%
Volkswagen AG (a)(b)	102	16,422

Auto Parts & Equipment: 0.73%
Allison Transmission Holdings, Inc.	604	22,215
Cie Plastic Omnium SA (b)	218	4,440
Hella GmbH & Co. KGaA (b)	550	22,492
NHK Spring Co. Ltd. (b)	3,300	21,333
Nisshinbo Holdings, Inc. (b)	3,300	23,839
Pirelli & C SpA (a)(b)	5,003	21,219
Yokohama Rubber Co. Ltd. (b)	1,500	21,033
		136,571

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments (continued) | 49

	Shares	Value
COMMON STOCKS (continued)
Banks: 3.98%
Associated Banc-Corp.	1,579	$21,601
Banca Mediolanum SpA (b)	3,461	24,847
Bank of America Corp.	3,874	92,007
Bank of New York Mellon Corp.	684	26,437
Bankia SA (b)	23,639	25,188
Citizens Financial Group, Inc.	5,052	127,512
Comerica, Inc.	147	5,601
Cullen/Frost Bankers, Inc.	60	4,483
Dah Sing Financial Holdings Ltd. (b)	7,600	21,279
Morgan Stanley	6,331	305,787
Seven Bank Ltd. (b)	9,000	24,589
State Street Corp.	370	23,513
Umpqua Holdings Corp.	2,213	23,546
Wells Fargo & Co.	800	20,480
Zions Bancorporation	42	1,428
		748,298
Beverages: 0.12%
Brown-Forman Corp.	386	22,222

Biotechnology: 0.52%
Exelixis, Inc. (a)	1,023	24,286
Ionis Pharmaceuticals, Inc. (a)	427	25,176
Swedish Orphan Biovitrum AB (a)(b)	1,038	23,972
Vertex Pharmaceuticals, Inc. (a)	83	24,096
		97,530
Building Materials: 0.26%
Armstrong World Industries, Inc.	299	23,310
Imerys SA (b)	130	4,431
Rockwool International A/S (b)	81	21,922
		49,663
Chemicals: 1.00%
Brenntag AG (b)	416	21,859
Denka Co. Ltd. (b)	100	2,442
Evonik Industries AG (b)	994	25,250
Huabao International Holdings Ltd. (b)	57,000	25,005
Huntsman Corp.	1,426	25,625
Kaneka Corp. (b)	800	20,745
LANXESS AG (a)(b)	428	22,581
NewMarket Corp.	58	23,228
Wacker Chemie AG (b)	321	22,014
		188,749
Commercial Services: 5.58%
AMN Healthcare Services, Inc. (a)	2,240	101,338
Automatic Data Processing, Inc.	59	8,785
Dai Nippon Printing Co. Ltd. (b)	1,100	25,153
Gartner, Inc. (a)	189	22,931
Insperity, Inc.	5,522	357,439
Korn/Ferry International	8,778	269,748
Morningstar, Inc.	154	21,709
Nielsen Holdings PLC (b)	11,770	174,902
Sabre Corp.	3,072	24,760
Sohgo Security Services Co. Ltd. (b)	400	18,597
TechnoPro Holdings, Inc. (b)	400	22,783
		1,048,145
Computers: 0.79%
Check Point Software Technologies Ltd. (a)(b)	204	21,916
Fortinet, Inc. (a)	162	22,238
Hewlett Packard Enterprise Co.	2,299	22,369
Logitech International SA (b)	147	9,598
NetApp, Inc.	537	23,827
NS Solutions Corp. (b)	800	21,820
Pure Storage, Inc. (a)	1,529	26,497
		148,265
Cosmetics & Personal Care: 0.11%
Noevir Holdings Co. Ltd. (b)	500	21,324

The accompanying notes are an integral part of these financial statements.

50 | LoCorr Dynamic Equity Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Distribution & Wholesale: 0.27%
Bunzl PLC (b)	999	$26,812
Sojitz Corp. (b)	11,300	24,594
		51,406
Diversified Financial Services: 14.33%
Ally Financial, Inc.	5,375	106,586
Ashmore Group PLC (b)	4,783	24,726
Capital One Financial Corp.	3,887	243,287
CME Group, Inc.	144	23,406
Credit Acceptance Corp. (a)	3,331	1,395,722
Credit Saison Co. Ltd. (b)	2,000	22,820
DWS Group GmbH & Co. KGaA (a)(b)	706	25,628
Evercore Partners, Inc.	2,395	141,113
Fuyo General Lease Co. Ltd. (b)	300	16,643
Hargreaves Lansdown PLC (b)	1,091	22,015
Intercontinental Exchange, Inc.	270	24,732
Ninety One PLC (a)(b)	9,716	24,801
Raymond James Financial, Inc.	314	21,613
SEI Investments Co.	466	25,621
Standard Life Aberdeen PLC (b)	7,866	26,082
Stifel Financial Corp.	11,139	528,323
Zenkoku Hosho Co. Ltd. (b)	500	18,754
		2,691,872
Electric: 2.58%
EDP Renovaveis SA (b)	1,657	22,898
Exelon Corp.	3,475	126,108
FirstEnergy Corp.	6,555	254,203
Hawaiian Electric Industries, Inc.	123	4,435
IDACORP, Inc.	281	24,551
NRG Energy, Inc.	655	21,327
PG&E Corp. (a)	3,405	30,202
		483,724
Electrical Components & Equipment: 0.49%
GS Yuasa Corp. (b)	1,200	21,183
Johnson Electric Holdings Ltd. (b)	12,000	21,273
Legrand SA (b)	315	23,931
Littelfuse, Inc.	151	25,765
		92,152
Electronics: 0.88%
Arrow Electronics, Inc. (a)	335	23,011
Avnet, Inc.	902	25,152
FLIR Systems, Inc.	568	23,044
Horiba Ltd. (b)	400	21,042
Hubbell, Inc.	181	22,690
Mettler-Toledo International, Inc. (a)	32	25,778
National Instruments Corp.	651	25,200
		165,917
Engineering & Construction: 7.36%
ACS Actividades de Construccion y Servicios SA (b)	850	21,429
Frontdoor, Inc. (a)	13,214	585,777
HOCHTIEF AG (b)	254	22,530
Kandenko Co. Ltd. (b)	2,500	21,232
Kyudenko Corp. (b)	700	20,616
Maeda Road Construction Co. Ltd. (b)	1,100	20,701
MasTec, Inc. (a)	15,357	689,068
		1,381,353
Entertainment: 1.38%
Cinemark Holdings, Inc.	1,650	19,058
Cineworld Group PLC (b)	26,231	19,677
Lions Gate Entertainment Corp. (a)(b)	3,239	22,122
Sankyo Co. Ltd. (b)	800	19,308
Vail Resorts, Inc.	981	178,689
		258,854
Food: 1.13%
Casino Guichard Perrachon SA (a)(b)	575	21,254

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments (continued) | 51

	Shares	Value
COMMON STOCKS (continued)
Chocoladefabriken Lindt & Spruengli AG (b)	2	$16,465
Colruyt (b)	347	19,091
Koninklijke Ahold Delhaize NV (b)	842	22,950
Megmilk Snow Brand Co. Ltd. (b)	900	20,922
Olam International Ltd. (b)	24,300	24,237
Orkla ASA (b)	2,477	21,694
Sprouts Farmers Market, Inc. (a)	989	25,308
Tingyi Cayman Islands Holding Corp. (b)	12,000	18,610
Yaoko Co. Ltd. (b)	300	21,394
		211,925
Food Service: 0.50%
Aramark	4,129	93,191

Gas: 0.44%
Centrica PLC (b)	50,915	24,314
Enagas SA (b)	935	22,848
Italgas SpA (b)	3,930	22,827
Towngas China Co. Ltd. (a)(b)	30,000	13,548
		83,537
Hand & Machine Tools: 0.35%
Amada Holdings Co. Ltd. (b)	2,900	23,662
Regal Beloit Corp.	91	7,946
Schindler Holding AG (b)	46	10,837
Snap-on, Inc.	162	22,438
		64,883
Healthcare - Products: 0.44%
Hologic, Inc. (a)	614	34,998
IDEXX Laboratories, Inc. (a)	79	26,083
Nipro Corp. (b)	1,900	20,940
		82,021
Holding Companies-Diversified: 0.14%
CK Hutchison Holdings Ltd. (b)	3,000	19,276
Swire Pacific Ltd. (b)	7,500	7,151
		26,427
Home Builders: 0.36%
Daiwa House Industry Co. Ltd. (b)	700	16,480
Lennar Corp.	512	23,598
Persimmon PLC (a)(b)	169	4,787
Taylor Wimpey PLC (b)	12,465	22,025
		66,890
Home Furnishings: 0.36%
Howden Joinery Group PLC (b)	3,636	24,905
Kokuyo Co. Ltd. (b)	1,800	21,705
VTech Holdings Ltd. (b)	3,400	20,421
		67,031
Household Products & Wares: 0.10%
Henkel AG & Co. KGaA (b)	221	18,411

Insurance: 1.70%
Admiral Group PLC (b)	764	21,764
Axis Capital Holdings Ltd. (b)	880	35,693
Dai-ichi Life Holdings, Inc. (b)	1,900	22,577
Direct Line Insurance Group PLC (b)	7,349	24,678
First American Financial Corp.	510	24,490
Gjensidige Forsikring ASA (a)(b)	1,397	25,704
Helvetia Holding AG (b)	270	25,178
Mapfre SA (b)	13,091	23,297
NN GROUP NV (b)	766	25,732
Old Republic International Corp.	1,379	22,491
RSA Insurance Group PLC (b)	4,667	23,698
T&D Holdings, Inc. (b)	2,800	23,883
Vienna Insurance Group AG Wiener Versicherung Gruppe (a)(b)	898	20,077
		319,262
Internet: 4.03%
Adevinta ASA (a)(b)	636	6,403
Amazon.com, Inc. (a)	44	121,388

The accompanying notes are an integral part of these financial statements.

52 | LoCorr Dynamic Equity Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
F5 Networks, Inc. (a)	160	$22,317
GMO Internet, Inc. (b)	800	22,057
GoDaddy, Inc. (a)	326	23,906
Palo Alto Networks, Inc. (a)	99	22,737
Pinterest, Inc. (a)	11,099	246,065
Rightmove PLC (b)	3,499	23,672
Rubicon Project, Inc. (a)	8,771	58,502
Snap, Inc. (a)	7,887	185,266
VeriSign, Inc. (a)	121	25,026
		757,339
Investment Companies: 0.12%
Wendel SE (b)	239	22,783

Leisure Time: 0.43%
Heiwa Corp. (b)	1,200	20,027
Norwegian Cruise Line Holdings Ltd. (a)(b)	3,679	60,446
		80,473
Lodging: 0.52%
Wynn Resorts Ltd.	1,305	97,209

Machinery - Construction & Mining: 0.14%
Epiroc AB (b)	2,142	26,194

Machinery - Diversified: 0.85%
AGCO Corp.	452	25,068
Curtiss-Wright Corp.	166	14,820
Electrolux Professional AB (a)(b)	7,195	26,106
GEA Group AG (b)	683	21,601
GrafTech International Ltd.	3,330	26,573
Kone Oyj (b)	352	24,211
Zardoya Otis SA (b)	3,143	21,505
		159,884
Media: 4.34%
Fox Corp.	321	8,616
Fuji Media Holdings, Inc. (b)	2,500	24,033
Gray Television, Inc. (a)	259	3,613
John Wiley & Sons, Inc.	565	22,035
Liberty Broadband Corp. (a)	173	21,445
Liberty Global PLC (a)(b)	1,032	22,559
Liberty Media Corp-Liberty SiriusXM (a)	127	4,384
Madison Square Garden Entertainment Corp. (a)	301	22,575
News Corporation	1,939	22,996
Nexstar Broadcasting Group, Inc.	7,695	643,995
TV Asahi Holdings Corp. (b)	1,300	18,915
		815,166
Mining: 0.26%
Alcoa Corp. (a)	2,087	23,458
Arconic Corp. (a)	1,439	20,045
Newmont Corp.	80	4,939
		48,442
Miscellaneous Manufacturing: 0.49%
Amano Corp. (b)	1,100	22,789
Glory Ltd. (b)	300	6,807
Knorr-Bremse (b)	145	14,699
Toyobo Co. Ltd. (b)	1,800	25,006
Trelleborg AB (a)(b)	1,601	23,307
		92,608
Office & Business Equipment: 0.13%
Canon, Inc. (b)	1,200	23,722

Oil & Gas: 1.18%
Apache Corp.	9,167	123,755
Chevron Corp.	123	10,975
Cimarex Energy Co.	166	4,564
ConocoPhillips	262	11,009
Devon Energy Corp.	906	10,274

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments (continued) | 53

	Shares	Value
COMMON STOCKS (continued)
Kosmos Energy Ltd.	27,373	$45,439
PBF Energy, Inc.	412	4,219
Suncor Energy, Inc. (b)	651	10,976
		221,211
Pharmaceuticals: 1.64%
Cardinal Health, Inc.	421	21,972
Ipsen SA (b)	274	23,288
Jazz Pharmaceuticals PLC (a)(b)	209	23,061
Kaken Pharmaceutical Co. Ltd. (b)	400	20,412
Kissei Pharmaceutical Co. Ltd. (b)	1,000	25,126
Medipal Holdings Corp. (b)	1,100	21,149
Mylan NV (a)(b)	3,867	62,181
Novartis AG (b)	249	21,661
Premier, Inc. (a)	659	22,591
Roche Holding AG (b)	65	22,297
Sanofi (b)	225	22,915
Ship Healthcare Holdings, Inc. (b)	500	20,769
		307,422
Pipelines: 0.88%
Kinder Morgan, Inc.	10,888	165,171

Private Equity: 0.26%
EQT AB (b)	1,295	23,230
Partners Group Holding AG (b)	29	26,305
		49,535
Real Eastate Investment Trust: 0.12%
Lamar Advertising Co.	332	22,164

Real Estate: 1.06%
CapitaLand Ltd. (b)	10,500	22,001
Deutsche Wohnen SE (b)	490	21,993
Frasers Property Ltd. (b)	27,900	25,225
Hufvudstaden AB (b)	1,926	23,935
Hulic Co. Ltd. (b)	1,700	15,933
Hysan Development Co. Ltd. (b)	7,000	22,444
LEG Immobilien AG (b)	194	24,629
Nomura Real Estate Holdings, Inc. (b)	1,300	24,080
Tokyo Tatemono Co. Ltd. (b)	1,700	19,460
		199,700
Retail: 4.86%
American Eagle Outfitters, Inc.	7,189	78,360
CarMax, Inc. (a)	3,887	348,081
Floor & Decor Holdings, Inc. (a)	3,499	201,717
HUGO BOSS AG (b)	732	22,123
Jack in the Box, Inc.	1,327	98,317
Nu Skin Enterprises, Inc.	616	23,550
RH (a)	481	119,721
Sugi Holdings Co. Ltd. (b)	300	20,282
		912,151
Semiconductors: 0.28%
ASM International NV (b)	185	28,589
STMicroelectronics NV (b)	900	24,470
		53,059
Software: 2.30%
Black Knight, Inc. (a)	297	21,550
Change Healthcare, Inc. (a)	8,926	99,971
Constellation Software, Inc. (b)	20	22,582
Intuit, Inc.	79	23,399
Micro Focus International PLC (b)	4,494	24,056
Oracle Corp Japan (b)	100	11,781
SS&C Technologies Holdings, Inc.	1,121	63,314
Take-Two Interactive Software, Inc. (a)	915	127,707
TeamViewer AG (a)(b)	446	24,353
Teradata Corp. (a)	603	12,542
		431,255

The accompanying notes are an integral part of these financial statements.

54 | LoCorr Dynamic Equity Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Telecommunications: 1.07%
1&1 Drillisch AG (b)	995	$25,857
Altice Europe NV (a)(b)	2,539	9,727
Arista Networks, Inc. (a)	42	8,821
GCI LIBERTY, Inc. (a)	331	23,541
Juniper Networks, Inc.	978	22,357
SES SA (b)	3,107	21,224
Ubiquiti, Inc.	143	24,962
Vonage Holdings Corp. (a)	6,440	64,786
		201,275
Transportation: 0.24%
Kawasaki Kisen Kaisha Ltd. (a)(b)	2,200	20,661
Ryder System, Inc.	626	23,481
		44,142
TOTAL COMMON STOCKS (Cost $12,456,608)		13,941,780

PREFERRED STOCKS: 0.25%
Auto Manufacturers: 0.12%
Porsche Automobil Holding SE (a)(b)	396	22,761

Chemicals: 0.13%
FUCHS PETROLUB SE (b)	633	25,418
TOTAL PREFERRED STOCKS (Cost $47,212)		48,179

REAL ESTATE INVESTMENT TRUSTS: 2.34%
Apartment Investment & Management Co.	566	21,304
CubeSmart	708	19,109
Equity LifeStyle Properties, Inc.	344	21,493
Essex Property Trust, Inc.	90	20,625
Hudson Pacific Properties, Inc.	4,000	100,640
Kimco Realty Corp.	13,087	168,037
Outfront Media, Inc.	356	5,045
Rayonier, Inc.	969	24,022
Seritage Growth Properties (a)	5,150	58,710
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $460,562)		438,985

RIGHT: 0.01%
Engineering & Construction: 0.01%
ACS Actividades de Construccion y Servicios SA (a)(b)	850	1,326
TOTAL RIGHT (Cost $1,066)		1,326

SHORT TERM INVESTMENT: 13.36%
MONEY MARKET FUND: 13.36%
STIT-Government & Agency Portfolio, Institutional Class, 0.09% (c)	2,508,262	2,508,262
TOTAL MONEY MARKET FUND (Cost $2,508,262)		2,508,262
TOTAL SHORT TERM INVESTMENT (Cost $2,508,262)		2,508,262

TOTAL INVESTMENTS (Cost $15,473,710): 90.22%		16,938,532
Other Assets in Excess of Liabilities: 9.79% (d)		1,839,068
TOTAL NET ASSETS: 100.00%		$18,777,600

(a) Non-dividend income producing security.

(b) Foreign issued security.

(c) The rate quoted is the annualized seven-day effective yield as of June 30, 2020.

(d) Includes assets pledged as collateral for securities sold short and derivative instruments. See Note 2.

ADR         American Depositary Receipt

PLC          Public Limited Company

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short | 55

LoCorr Dynamic Equity Fund

Schedule of Securities Sold Short

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS: (30.13)%
Advertising: (0.59)%
Interpublic Group of Cos, Inc.	(1,859)	$(31,900)
Omnicom Group, Inc.	(584)	(31,886)
Trade Desk, Inc. (a)	(63)	(25,610)
WPP PLC (b)	(2,797)	(21,862)
		(111,258)
Aerospace & Defense: (1.02)%
Boeing Co.	(82)	(15,031)
Elbit Systems Ltd. (b)	(181)	(24,768)
HEICO Corp.	(787)	(78,425)
Howmet Aerospace, Inc.	(1,718)	(27,230)
Spirit AeroSystems Holdings, Inc.	(926)	(22,168)
TransDigm Group, Inc.	(56)	(24,755)
		(192,377)
Apparel: (0.33)%
Adidas AG (a)(b)	(81)	(21,258)
Kering SA (b)	(38)	(20,674)
PRADA SpA (a)(b)	(5,900)	(20,477)
		(62,409)
Auto Manufacturers: (0.44)%
Daimler AG (b)	(550)	(22,335)
Nissan Motor Co. Ltd. (b)	(5,700)	(21,074)
Subaru Corp. (b)	(800)	(16,608)
Traton SE (a)(b)	(1,128)	(22,036)
		(82,053)
Auto Parts & Equipment: (0.19)%
BorgWarner, Inc.	(676)	(23,863)
NOK Corp. (b)	(1,000)	(12,345)
		(36,208)
Banks: (2.58)%
Banco BPM SpA (a)(b)	(15,260)	(22,768)
Banco Santander SA (b)	(2,148)	(5,248)
Bank of East Asia Ltd. (b)	(10,603)	(24,214)
Barclays PLC (b)	(17,083)	(24,220)
Barry Callebaut AG (b)	(12)	(22,887)
BNP Paribas SA (a)(b)	(558)	(22,174)
Commerzbank AG (a)(b)	(3,017)	(13,446)
Danske Bank A/S (a)(b)	(1,941)	(25,835)
Deutsche Bank AG (a)(b)	(2,776)	(26,398)
Goldman Sachs Group, Inc.	(90)	(17,786)
Hang Seng Bank Ltd. (b)	(700)	(11,750)
Israel Discount Bank Ltd. (b)	(533)	(1,616)
Kyushu Financial Group, Inc. (b)	(6,100)	(25,705)
M&T Bank Corp.	(608)	(63,214)
Mizuho Financial Group, Inc. (b)	(17,200)	(21,059)
Nordea Bank ABP (a)(b)	(3,607)	(24,894)
Royal Bank of Scotland Group PLC (b)	(14,852)	(22,378)
Shizuoka Bank Ltd. (b)	(800)	(5,135)
Signature Bank	(294)	(31,434)
Swedbank AB (a)(b)	(1,956)	(25,063)
UniCredit SpA (a)(b)	(2,289)	(21,057)
Western Alliance Bancorp	(667)	(25,259)
		(483,540)
Beverages: (0.41)%
Budweiser Brewing Co. APAC Ltd. (b)	(8,400)	(24,440)
Constellation Brands, Inc.	(142)	(24,843)
Diageo PLC (b)	(653)	(21,697)
Heineken NV (b)	(12)	(1,106)
Remy Cointreau SA (b)	(32)	(4,357)
		(76,443)

The accompanying notes are an integral part of these financial statements.

56 | LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Biotechnology: (0.54)%
Alnylam Pharmaceuticals, Inc. (a)	(166)	$(24,586)
Exact Sciences Corp. (a)	(56)	(4,869)
Guardant Health, Inc. (a)	(288)	(23,365)
Moderna, Inc. (a)	(374)	(24,015)
Seattle Genetics, Inc. (a)	(145)	(24,638)
		(101,473)
Building Materials: (0.32)%
Daikin Industries Ltd. (b)	(100)	(16,055)
Investment AB Latour (b)	(1,196)	(21,691)
Nibe Industrier AB (a)(b)	(1,036)	(22,892)
		(60,638)
Chemicals: (1.14)%
Air Water, Inc. (b)	(1,700)	(23,947)
Albemarle Corp.	(334)	(25,788)
BASF SE (b)	(377)	(21,127)
Chr Hansen Holding A/S (b)	(251)	(25,885)
Covestro AG (b)	(656)	(24,948)
Croda International PLC (b)	(69)	(4,494)
Ecolab, Inc.	(108)	(21,487)
Nippon Paint Holdings Co Ltd. (b)	(300)	(21,783)
Nissan Chemical Corp. (b)	(300)	(15,337)
OC Oerlikon Corp AG (b)	(1,687)	(13,755)
Showa Denko KK (b)	(700)	(15,663)
		(214,214)
Commercial Services: (0.58)%
Adecco Group AG (b)	(525)	(24,636)
Equifax, Inc.	(153)	(26,298)
United Rentals, Inc. (a)	(214)	(31,895)
WEX, Inc. (a)	(154)	(25,412)
		(108,241)
Commerical Services: (0.02)%
ISS A/S (a)(b)	(261)	(4,132)

Computers: (0.36)%
Dell Technologies, Inc. (a)	(505)	(27,745)
Itochu Techno-Solutions Corp. (b)	(500)	(18,708)
Leidos Holdings, Inc.	(221)	(20,701)
		(67,154)
Cosmetics & Personal Care: (0.30)%
Fancl Corp. (b)	(600)	(17,754)
Pola Orbis Holdings, Inc. (b)	(1,100)	(19,112)
Shiseido Co. Ltd. (b)	(300)	(18,991)
		(55,857)
Distribution & Wholesale: (0.47)%
Fastenal Company	(1,832)	(78,483)
IAA, Inc. (a)	(242)	(9,334)
		(87,817)
Diversified Financial Services: (1.33)%
American Express Co.	(238)	(22,658)
BlackRock, Inc.	(41)	(22,308)
Credit Acceptance Corp. (a)	(50)	(20,951)
Invesco Ltd. (b)	(2,029)	(21,832)
Japan Exchange Group, Inc. (b)	(800)	(18,464)
Julius Baer Group Ltd. (b)	(587)	(24,565)
London Stock Exchange Group PLC (b)	(49)	(5,075)
Navient Corp.	(2,973)	(20,900)
Nomura Holdings, Inc. (b)	(5,800)	(25,913)
St James’s Place PLC (b)	(2,178)	(25,714)
Tokyo Century Corp. (b)	(400)	(20,412)
Tradeweb Markets, Inc.	(355)	(20,640)
		(249,432)

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued) | 57

	Shares	Value
COMMON STOCKS (continued)
Electric: (0.28)%
E.ON SE (b)	(1,988)	$(22,369)
Edison International	(441)	(23,951)
Kyushu Electric Power Co., Inc. (b)	(700)	(5,867)
		(52,187)
Electrical Components & Equipment: (0.18)%
Generac Holdings, Inc. (a)	(273)	(33,287)

Electronics: (0.59)%
ABB Ltd. (b)	(1,190)	(26,791)
Ibiden Co. Ltd. (b)	(800)	(23,302)
Murata Manufacturing Co. Ltd. (b)	(200)	(11,699)
Nidec Corp. (b)	(400)	(26,658)
Yokogawa Electric Corp. (b)	(1,400)	(21,783)
		(110,233)
Energy - Alternate Sources: (0.25)%
Vestas Wind Systems A/S (b)	(218)	(22,199)
Xinyi Solar Holdings Ltd. (b)	(26,410)	(25,011)
		(47,210)
Engineering & Construction: (0.14)%
Boskalis Westminster (a)(b)	(230)	(4,538)
Ferrovial SA (b)	(789)	(21,009)
		(25,547)
Entertainment: (0.37)%
CTS Eventim AG & Co. KGaA (a)(b)	(489)	(20,327)
Live Nation Entertainment, Inc. (a)	(707)	(31,341)
Toho Co. Ltd. (b)	(500)	(18,037)
		(69,705)
Environmental Control: (0.03)%
Kurita Water Industries Ltd. (b)	(200)	(5,540)

Food: (1.60)%
Beyond Meat, Inc. (a)	(57)	(7,637)
Campbell Soup Co.	(1,671)	(82,932)
General Mills, Inc.	(1,009)	(62,205)
Kikkoman Corp. (b)	(400)	(19,227)
Kraft Heinz Co.	(682)	(21,749)
Kroger Co.	(2,496)	(84,490)
Mowi (b)	(1,190)	(22,582)
		(300,822)
Gas: (0.11)%
Hong Kong & China Gas Co. Ltd. (b)	(13,550)	(20,979)

Hand & Machine Tools: (0.37)%
Colfax Corp. (a)	(906)	(25,277)
Makita Corp. (b)	(700)	(25,381)
Techtronic Industries Co. Ltd. (b)	(2,000)	(19,560)
		(70,218)
Healthcare - Products: (1.19)%
Adaptive Biotechnologies Corp. (a)	(527)	(25,496)
Alcon, Inc. (a)(b)	(382)	(21,917)
Align Technology, Inc. (a)	(236)	(64,768)
Ambu (b)	(687)	(21,586)
Elekta AB (b)	(2,418)	(22,488)
iRhythm Technologies, Inc. (a)	(255)	(29,552)
Smith & Nephew PLC (b)	(1,247)	(23,262)
Straumann Holding AG (b)	(16)	(13,746)
		(222,815)
Healthcare - Services: (0.46)%
Acadia Healthcare Co., Inc. (a)	(931)	(23,387)
Eurofins Scientific SE (b)	(32)	(20,083)
Lonza Group AG (b)	(42)	(22,174)
Orpea (b)	(184)	(21,272)
		(86,916)

The accompanying notes are an integral part of these financial statements.

58 | LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Home Builders: (0.11)%
Iida Group Holdings Co. Ltd. (b)	(1,300)	$(19,878)

Home Furnishings: (0.09)%
Electrolux AB (b)	(1,031)	(17,238)

Household Products & Wares: (0.13)%
Newell Brands, Inc.	(1,500)	(23,820)

Insurance: (0.83)%
Alleghany Corp.	(31)	(15,163)
Arch Capital Group Ltd. (a)(b)	(834)	(23,894)
Everest Re Group Ltd. (b)	(24)	(4,949)
Hiscox Ltd. (b)	(2,580)	(25,211)
Manulife Financial Corp. (b)	(321)	(4,367)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (b)	(18)	(4,680)
Phoenix Group Holdings PLC (b)	(3,167)	(25,272)
Phoenix Holdings Ltd. (a)(b)	(2,650)	(9,792)
Prudential PLC (b)	(1,762)	(26,603)
Swiss Life Holding AG (b)	(43)	(15,930)
		(155,861)
Internet: (0.87)%
Kakaku.com, Inc. (b)	(800)	(20,220)
Roku, Inc. (a)	(206)	(24,005)
Twitter, Inc. (a)	(2,077)	(61,874)
Zendesk, Inc. (a)	(372)	(32,933)
Zillow Group, Inc. Class C (a)	(427)	(24,599)
		(163,631)
Investment Companies: (0.14)%
Aker ASA (a)(b)	(706)	(25,701)
Melrose Industries PLC (b)	(1)	(1)
		(25,702)
Iron & Steel: (0.57)%
Hitachi Metals Ltd. (b)	(1,700)	(20,200)
JFE Holdings, Inc. (b)	(3,000)	(21,449)
Nippon Steel Corp. (b)	(2,200)	(20,650)
Thyssenkrupp AG (a)(b)	(3,425)	(24,296)
United States Steel Corp.	(2,872)	(20,736)
		(107,331)
Leisure Time: (0.53)%
Harley-Davidson, Inc.	(4,163)	(98,955)

Lodging: (0.42)%
MGM Resorts International	(4,723)	(79,346)

Machinery - Diversified: (0.58)%
Daifuku Co. Ltd. (b)	(200)	(17,448)
FANUC Corp. (b)	(100)	(17,837)
Ingersoll Rand, Inc. (a)	(863)	(24,268)
Spirax-Sarco Engineering PLC (b)	(212)	(26,206)
THK Co. Ltd. (b)	(700)	(17,271)
Yaskawa Electric Corp. (b)	(200)	(6,900)
		(109,930)
Media: (0.99)%
Bollore SA (b)	(7,004)	(22,002)
Discovery, Inc. (a)	(1,159)	(24,455)
DISH Network Corp. (a)	(716)	(24,709)
Informa PLC (b)	(4,229)	(24,650)
Pearson PLC (b)	(3,409)	(24,322)
ViacomCBS, Inc.	(2,802)	(65,343)
		(185,481)
Metal Fabricate & Hardware: (0.14)%
MISUMI Group, Inc. (b)	(900)	(22,455)
SKF AB (b)	(240)	(4,460)
		(26,915)

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued) | 59

	Shares	Value
COMMON STOCKS (continued)
Miscellaneous Manufacturing: (0.27)%
General Electric Co.	(3,604)	$(24,615)
Smiths Group PLC (b)	(1,452)	(25,404)
		(50,019)
Oil & Gas: (0.11)%
Parsley Energy, Inc.	(1,048)	(11,193)
Transocean Ltd. (a)(b)	(5,640)	(10,321)
		(21,514)
Packaging & Containers: (0.42)%
Ball Corp.	(328)	(22,793)
DS Smith PLC (b)	(6,037)	(24,551)
Graphic Packaging Holding Co.	(2,214)	(30,974)
		(78,318)
Pharmaceuticals: (0.50)%
Bayer AG (b)	(58)	(4,287)
Horizon Therapeutics PLC (a)(b)	(450)	(25,011)
Kyowa Kirin Co. Ltd. (b)	(700)	(18,340)
Mylan NV (a)(b)	(1,357)	(21,821)
Nippon Shinyaku Co. Ltd. (b)	(300)	(24,367)
		(93,826)
Pipelines: (0.17)%
Antero Midstream Corp.	(2,015)	(10,277)
Cheniere Energy, Inc. (a)	(238)	(11,500)
Equitrans Midstream Corp.	(1,282)	(10,653)
		(32,430)
Private Equity: (0.33)%
KKR & Co., Inc.	(2,002)	(61,822)

Real Estate: (0.71)%
Alony Hetz Properties & Investments Ltd. (b)	(2,171)	(21,516)
Aroundtown SA (b)	(4,229)	(24,222)
Hang Lung Properties Ltd. (b)	(10,000)	(23,689)
Howard Hughes Corp. (a)	(367)	(19,066)
Jones Lang LaSalle, Inc.	(217)	(22,451)
Vonovia SE (b)	(365)	(22,382)
		(133,326)
Retail: (0.65)%
Aeon Co. Ltd. (b)	(900)	(20,880)
Boot Barn Holdings, Inc. (a)	(1,412)	(30,443)
Cheesecake Factory, Inc.	(1,326)	(30,392)
Cie Financiere Richemont SA (b)	(346)	(22,072)
FamilyMart UNY Holdings Co. Ltd. (b)	(1,100)	(18,837)
		(122,624)
Semiconductors: (0.85)%
ASML Holding NV (b)	(60)	(22,036)
Cree, Inc. (a)	(380)	(22,492)
Infineon Technologies AG (b)	(386)	(9,053)
Inphi Corp. (a)	(284)	(33,370)
Lam Research Corp	(77)	(24,906)
Power Integrations, Inc.	(41)	(4,843)
Renesas Electronics Corp. (a)(b)	(4,400)	(22,453)
Ulvac, Inc. (b)	(700)	(20,162)
		(159,315)
Software: (2.92)%
Alteryx, Inc. (a)	(35)	(5,750)
ANSYS, Inc. (a)	(90)	(26,256)
AVEVA Group PLC (b)	(520)	(26,366)
Bill.com Holdings, Inc. (a)	(223)	(20,117)
Change Healthcare, Inc. (a)	(2,076)	(23,251)
Coupa Software, Inc. (a)	(94)	(26,042)
DocuSign, Inc. (a)	(154)	(26,520)
Elastic NV (a)(b)	(216)	(19,917)
Electronic Arts, Inc. (a)	(266)	(35,125)
Fidelity National Information Services, Inc.	(75)	(10,057)
Guidewire Software, Inc. (a)	(240)	(26,604)

The accompanying notes are an integral part of these financial statements.

60 | LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
HubSpot, Inc. (a)	(109)	$(24,454)
Koei Tecmo Holdings Co. Ltd. (b)	(600)	(19,421)
Medallia, Inc. (a)	(864)	(21,807)
MongoDB, Inc. (a)	(96)	(21,729)
Nutanix, Inc. (a)	(1,074)	(25,459)
RingCentral, Inc. (a)	(86)	(24,511)
SAP SE (b)	(166)	(23,186)
Slack Technologies, Inc. (a)	(2,902)	(90,223)
Temenos AG (b)	(175)	(27,180)
Zynga, Inc. (a)	(2,649)	(25,271)
		(549,246)
Telecommunications: (1.04)%
Arista Networks, Inc. (a)	(291)	(61,119)
CenturyLink, Inc.	(10,282)	(103,128)
Deutsche Telekom AG (b)	(415)	(6,968)
Pagerduty, Inc. (a)	(150)	(4,293)
Telenor ASA (b)	(1,419)	(20,654)
		(196,162)
Transportation: (0.44)%
Hitachi Transport System Ltd. (b)	(800)	(21,338)
Keio Corp. (b)	(300)	(17,115)
Knight-Swift Transportation Holdings, Inc. Class A	(524)	(21,856)
MTR Corp Ltd. (b)	(500)	(2,590)
Odakyu Electric Railway Co. Ltd. (b)	(800)	(19,642)
		(82,541)
Water: (0.13)%
Essential Utilities, Inc.	(570)	(24,077)
TOTAL COMMON STOCKS (Proceeds $5,426,215)		(5,658,013)

EXCHANGE TRADED FUNDS: (0.65)%
iShares Russell 2000	(427)	(61,138)
SPDR S&P500 Trust	(199)	(61,364)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $121,734)		(122,502)

PUBLICLY TRADED PARTNERSHIP: (0.33)%
Blackstone Group, Inc.	(1,098)	(62,213)
TOTAL PUBLICLY TRADED PARTNERSHIP (Proceeds $60,428)		(62,213)

REAL ESTATE INVESTMENT TRUSTS: (0.72)%
CyrusOne, Inc.	(297)	(21,607)
Healthcare Trust of America, Inc.	(856)	(22,701)
Iron Mountain, Inc.	(800)	(20,880)
Medical Properties Trust, Inc.	(1,188)	(22,334)
STORE Capital Corp.	(992)	(23,620)
Vereit, Inc.	(3,626)	(23,315)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $136,886)		(134,457)

WARRANT: 0.00%*
Pulse Biosciences, Inc., Exercise Price: $7.01, 05/14/2025 (Acquired 06/16/2020, Proceeds $0) (c)(d)	(12)	0
TOTAL WARRANT (Proceeds $0)		0
TOTAL SECURITIES SOLD SHORT (Proceeds $5,745,263): (31.83)%		$(5,977,185)

Percentages are stated as a percent of net assets.

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.
(c)	Deemed to be illiquid. At June 30, 2020, the value of this security was $0, which represents 0.00% of total net assets.
(d)	Level 3 Security which was fair valued by the Adviser in accordance with the policies and procedures approved by the Board of Trustees. At June 30, 2020, the value of these securities total $0 which represents 0.00% of total net assets.

* Amount rounds to less than 0.005% of net assets.

PLC  Public Limited Company

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Open Futures Contract | 61

LoCorr Dynamic Equity Fund

Schedule of Open Futures Contract

June 30, 2020 (Unaudited)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contract:
MSCI World Index	46	Sep-20	$2,984,480	$2,945,372	$39,108	$—
Total Purchase Contract					39,108	—
Total Futures Contract					$39,108	$—
Net Unrealized Appreciation					$39,108

The accompanying notes are an integral part of these financial statements.

62 | LoCorr Spectrum Income Fund - Schedule of Investments

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1

June 30, 2020 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 9.36%
Ares Capital Corp.	81,233	$1,173,817
BlackRock TCP Capital Corp.	51,024	466,360
Hercules Capital, Inc. (f)	113,528	1,188,638
Newtek Business Services Corp.	82,037	1,494,714
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $5,224,754)		4,323,529

CLOSED-END INVESTMENT COMPANY: 2.47%
Nuveen Credit Strategies Income Fund	194,946	1,138,485
TOTAL CLOSED-END INVESTMENT COMPANY (Cost $1,415,358)		1,138,485

COMMON STOCKS: 33.73%
Diversified Financial Services: 3.90%
Lazard Ltd. (a)(b)(f)	18,354	525,475
Moelis & Co. (f)	40,900	1,274,444
		1,799,919
Electric: 4.74%
Clearway Energy, Inc.	30,629	706,305
Dominion Energy, Inc.	11,543	937,061
PPL Corp. (f)	21,120	545,741
		2,189,107
Energy - Alternate Sources: 6.21%
Atlantica Yield PLC (a)	49,536	1,441,497
NextEra Energy Partners LP (f)	27,829	1,427,071
		2,868,568
Environmental Control: 1.96%
Covanta Holding Corp. (f)	94,030	901,748

Food: 2.24%
B&G Foods, Inc. (f)	19,217	468,510
SpartanNash Co. (f)	26,506	563,253
		1,031,763

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments (continued) | 63

	Shares	Value
COMMON STOCKS (continued)
Insurance: 1.72%
AMERISAFE, Inc. (f)	12,996	$794,835

Oil & Gas: 1.41%
CVR Energy, Inc.	32,368	650,920

Pharmaceuticals: 1.79%
AbbVie, Inc.	8,432	827,854

Pipelines: 3.53%
Hess Midstream LP	33,882	620,718
Williams Cos., Inc.	53,084	1,009,658
		1,630,376
Transportation: 6.23%
DHT Holdings, Inc. (a)(b)(f)	110,572	567,234
Euronav NV (a)(b)(f)	69,891	569,612
Frontline Ltd. (a)(b)(f)	67,898	473,928
Hoegh LNG Partners LP (a)	79,067	769,322
SFL Corp Ltd. (a)	53,570	497,665
		2,877,761
TOTAL COMMON STOCKS (Cost $17,087,796)		15,572,851

MASTER LIMITED PARTNERSHIPS: 15.09%	Units
Energy - Alternate Sources: 1.84%
Enviva Partners LP (f)	23,603	850,652

Gas: 1.74%
Global Partners LP	81,959	802,379

Oil & Gas: 1.47%
Sunoco LP (f)	29,717	678,439

Oil & Gas Services: 3.20%
CrossAmerica Partners LP (f)	48,545	653,416
USA Compression Partners LP	76,082	826,250
		1,479,666
Pipelines: 3.93%
Crestwood Equity Partners LP	58,742	770,108
Energy Transfer LP (f)	82,138	584,822
Enterprise Products Partners LP	25,242	458,647
		1,813,577
Private Equity: 1.17%
Icahn Enterprises LP	11,152	540,761

Real Estate: 1.74%
Brookfield Property Partners LP (a)(b)(f)	81,023	801,317
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $8,547,364)		6,966,791

PREFERRED STOCKS: 8.22%	Shares
Pipelines: 3.14%
Crestwood Equity Partners LP, 9.250% (e)	123,233	674,085
NuStar Energy LP, 7.625%	47,775	774,910
		1,448,995
Transportation: 1.84%
GasLog Partners LP, 8.625% (a)	30,725	494,365
Hoegh LNG Partners LP, Series A, 8.750% (a)	15,228	355,117
		849,482
Trucking & Leasing: 2.16%
Fortress Transportation & Infrastructure Investors LLC, 8.000%	53,155	999,846

Real Estate Investment Trusts: 1.07%
Colony Capital, Inc., Series H, 7.125%	31,916	495,975
TOTAL PREFERRED STOCKS (Cost $3,317,311)		3,794,298

The accompanying notes are an integral part of these financial statements.

64 | LoCorr Spectrum Income Fund - Schedule of Investments (continued)

		Units	Value
PUBLICLY TRADED PARTNERSHIPS: 4.43%
Brookfield Renewable Partners LP (a)(b)		30,000	$1,437,000
Compass Diversified Holdings		35,169	606,314
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $1,844,941)			2,043,314

PURCHASED OPTION: 0.20%
Put Option: 0.20%	Notional Amount	Number of Contracts (b)
iShares Russell 2000 ETF Expiration: July 2020, Exercise Price: $135.00	7,159,000	500	94,000
TOTAL PURCHASED OPTION (Cost $319,792)			94,000
		Shares
REAL ESTATE INVESTMENT TRUSTS: 24.52%
AGNC Investment Corp.		111,742	1,441,471
Annaly Capital Management, Inc.		211,764	1,389,172
Apollo Commercial Real Estate Finance, Inc.		48,556	476,334
Apollo Global Management, Inc.		13,075	652,704
Chimera Investment Corp.		46,657	448,374
CoreSite Realty Corp.		3,925	475,160
Crown Castle International Corp. (f)		3,059	511,924
Digital Realty Trust, Inc.		7,084	1,006,707
Global Net Lease, Inc. (f)		78,124	1,307,014
Hannon Armstrong Sustainable Infrastructure Capital, Inc.		37,997	1,081,395
Invesco Mortgage Capital, Inc.		13,379	291,930
Invesco Mortgage Capital, Inc.		13,825	278,159
Iron Mountain, Inc.		22,389	584,353
Sabra Health Care REIT, Inc.		33,781	487,460
Starwood Property Trust, Inc. (f)		59,544	890,778
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,038,650)			11,322,935

SHORT TERM INVESTMENT: 4.26%
MONEY MARKET FUND: 4.26%
STIT-Government & Agency Portfolio, Institutional Class, 0.09% (c)		1,967,019	1,967,019
TOTAL MONEY MARKET FUND (Cost $1,967,019)			1,967,019
TOTAL SHORT TERM INVESTMENT (Cost $1,967,019)			1,967,019

TOTAL INVESTMENTS (Cost $51,762,985): 102.28%			47,223,222
Liabilities in Excess of Other Assets: (2.28)% (d)			(1,052,654)
TOTAL NET ASSETS: 100.00%			$46,170,568

(a)	Foreign issue security
(b)	Each contract is equivalent to 100 shares of common stock.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2020.
(d)	Includes assets pledged as collateral for derivative instruments.
(e)	All or a portion of this security is held as collateral for options written. See Note 2.
(f)	Security held in connection with options written.

*	Amount rounds to less than 0.005% of net assets

ADR	American Depositary Reciept
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Written Options | 65

LoCorr Spectrum Income Fund

Schedule of Written Options

June 30, 2020 (Unaudited)

	Notional Amount	Number of Contracts (a)	Value
WRITTEN OPTIONS: 0.47%
Call Options: 0.44%
AMERISAFE, Inc. Expiration: July 2020, Exercise Price: $70.00	$788,964	129	$6,127
B&G Foods, Inc. Expiration: July 2020, Exercise Price: $27.50	224,296	92	1,196
Brookfield Property Partners LP Expiration: July 2020, Exercise Price: $12.50	59,340	60	300
Covanta Holding Corp. Expiration: July 2020, Exercise Price: $10.00	301,126	314	6,280
CrossAmerica Partners LP Expiration: July 2020, Exercise Price: $17.50	652,810	485	6,063
Crown Castle International Corp. Expiration: July 2020, Exercise Price: $175.00	502,050	30	4,050
DHT Holdings, Inc. Expiration: July 2020, Exercise Price: $7.00	564,300	1,100	5,500
Energy Transfer LP Expiration: July 2020, Exercise Price: $9.00	584,552	821	1,642
Enviva Partners LP Expiration: July 2020, Exercise Price: $35.00	850,544	236	50,150
Euronav NV Expiration: July 2020, Exercise Price: $12.50	568,870	698	1,745
Frontline Ltd. Expiration: July 2020, Exercise Price: $9.00	467,660	670	6,700
Global Net Lease, Inc. Expiration: July 2020, Exercise Price: $17.50	553,763	331	15,722
Global Net Lease, Inc. Expiration: July 2020, Exercise Price: $20.00	751,177	449	3,368
Hannon Armstrong Sustainable Infrastructure Capital, Inc. Expiration: July 2020, Exercise Price: $35.00	1,053,020	370	2,775
Hercules Capital, Inc. Expiration: July 2020, Exercise Price: $12.50	1,188,345	1,135	5,675
Lazard Ltd. Expiration: July 2020, Exercise Price: $30.00	523,929	183	10,980
Moelis & Co. Expiration: July 2020, Exercise Price: $34.25	651,244	209	6,270
Moelis & Co. Expiration: July 2020, Exercise Price: $39.25	623,200	200	49,000
NextEra Energy Partners LP Expiration: July 2020, Exercise Price: $55.00	1,425,584	278	6,950
PPL Corp. Expiration: July 2020, Exercise Price: $30.00	545,224	211	422
SpartanNash Co. Expiration: July 2020, Exercise Price: $25.00	552,500	260	2,600
Starwood Property Trust, Inc. Expiration: September 2020, Exercise Price: $22.50	890,120	595	5,950
Sunoco LP Expiration: July 2020, Exercise Price: $30.00	678,051	297	1,485
			200,950
Put Option: 0.03%
iShares Russell 2000 ETF Expiration: July 2020, Exercise Price: $120.00	7,159,000	500	15,500
TOTAL WRITTEN OPTIONS (Premiums received $425,475)			$216,450

Percentages are stated as a percent of net assets.

(a)	Each contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

66 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities

June 30, 2020 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $925,617,455, $347,467,677 and $207,532,231, respectively)	$951,284,872	$354,739,218	$212,090,782
Cash held as collateral for derivative instruments (Note 2)	9,100,000	—	6,560,000
Foreign currency, at value (Cost $30,479,947, $0 and $359,348, respectively)	30,315,708	—	359,348
Receivable for variation margin on futures contracts	735,900	—	532,601
Receivable for Fund shares sold	12,397,310	11,265,274	564,405
Receivable for securities sold	6,365,495	—	1,096,748
Interest receivable	4,074,033	1,294,760	841,422
Receivable for unsettled open futures contracts	999,872	—	298,775
Deposits with broker for derivative instruments (Note 2)	42,465,786	53,260,339	29,899,833
Unrealized appreciation on forward currency contracts (Note 2)	5,933,335	—	1,480,559
Advance receipt on swap contracts	—	14,113,147	—
Prepaid expenses and other assets	119,876	73,151	56,418
Total Assets	1,063,792,187	434,745,889	253,780,891

Liabilities
Payable for Fund shares redeemed	$1,245,508	$972,083	$1,069,321
Payable for securities purchased	16,930,053	9,415,376	3,243,013
Payable for unsettled open futures contracts	3,789,974	—	2,081,369
Accrued management fees (Note 5)	1,364,486	499,814	302,011
Accrued Trustees' fees	17,780	7,062	5,265
Accrued Rule 12b-1 fees	26,108	130,397	133,685
Unrealized depreciation on swap contracts (Note 1)	—	3,266,209	—
Unrealized depreciation on forward currency contracts (Note 2)	5,963,842	—	998,862
Accrued expenses and other liabilities	300,980	160,336	134,665
Total Liabilities	29,638,731	14,451,277	7,968,191

Net Assets	$1,034,153,456	$420,294,612	$245,812,700

Net Assets Consist of:
Paid-in capital	1,017,179,413	414,523,433	270,386,155
Total distributable earnings/(loss)	16,974,043	5,771,179	(24,573,455)
NET ASSETS	$1,034,153,456	$420,294,612	$245,812,700

Class A Shares
Net assets	$52,281,615	$29,096,409	$17,342,235
Shares issued and outstanding (unlimited shares authorized, no par value)	6,113,512	2,824,379	1,664,936
Net asset value, redemption, and minimum offering price per share(a)	$8.55	$10.30	$10.42
Maximum offering price per share ($8.55/0.9425) ($10.30/0.9425) ($10.42/0.9425)(b)	$9.07	$10.93	$11.05

Class C Shares
Net assets	$44,443,630	$7,891,157	$12,810,804
Shares issued and outstanding (unlimited shares authorized, no par value)	5,475,624	801,084	1,268,105
Net asset value, redemption, and offering price per share(a)	$8.12	$9.85	$10.10

Class I Shares
Net assets	$937,428,211	$383,307,046	$215,659,661
Shares issued and outstanding (unlimited shares authorized, no par value)	107,797,837	36,708,480	20,601,662
Net asset value, redemption, and offering price per share	$8.70	$10.44	$10.47

(a)	A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.
(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities	| 67

Statements of Assets & Liabilities June 30, 2020 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Assets
Investments, at value (Cost $15,473,710 and $51,762,985, respectively)	$16,938,532	$47,223,222
Cash (Note 2)	—	26,941
Cash held as collateral for securities sold short (Note 2)	1,711,623	—
Foreign currency, at value (Cost $221,132 and $0, respectively)	221,289	—
Receivable for variation margin on futures contracts	24,717	—
Receivable for Fund shares sold	2,763	25,789
Receivable for securities sold	1,133,187	1,365
Dividends, interest and other receivables	11,745	198,761
Deposits with broker for future contracts	521,714	—
Deposits with broker for securities sold short (Note 2)	6,222,759	—
Prepaid expenses and other assets	37,517	28,260
Total Assets	26,825,846	47,504,338

Liabilities
Securities sold short, at value (Proceeds $5,745,263 and $0, respectively)	$5,977,185	$—
Options written, at value (Premiums received $0 and $425,475, respectively)	—	216,450
Payable for Fund shares redeemed	66,132	660,350
Payable for securities purchased	1,946,041	—
Payable for distributions	—	107,729
Dividends payable	6,411	—
Due to broker for options (Note 2)	—	199,279
Accrued management fees (Note 5)	6,845	45,377
Accrued Trustees' fees	491	1,062
Accrued Rule 12b-1 fees	13,089	52,923
Accrued expenses and other liabilities	32,052	50,600
Total Liabilities	8,048,246	1,333,770

Net Assets	$18,777,600	$46,170,568

Net Assets Consist of:
Paid-in capital	$22,176,503	$88,429,534
Total distributable loss	(3,398,903)	(42,258,966)
NET ASSETS	$18,777,600	$46,170,568

Class A Shares
Net assets	$3,597,169	$13,856,018
Shares issued and outstanding (unlimited shares authorized, no par value)	371,372	2,773,813
Net asset value, redemption, and minimum offering price per share(a)	$9.69	$5.00	(b)
Maximum offering price per share ($9.69/0.9425), ($5.00/0.9425), respectively(c)	$10.28	$5.30

Class C Shares
Net assets	$2,518,947	$11,992,399
Shares issued and outstanding (unlimited shares authorized, no par value)	275,472	2,376,597
Net asset value, redemption, and offering price per share(a)	$9.14	$5.05	(b)

Class I Shares
Net assets	$12,661,484	$20,322,151
Shares issued and outstanding (unlimited shares authorized, no par value)	1,281,845	4,079,975
Net asset value, redemption, and offering price per share	$9.88	$4.98	(b)

(a)	A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A s hare purchases of $1 million or more.
(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

68 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Operations

Consolidated Statements of Operations

Six Months Ended June 30, 2020 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Investment Income
Interest income	$9,103,478	$3,034,919	$2,358,756
Total Investment Income	9,103,478	3,034,919	2,358,756

Expenses
Management fees (Note 5)	7,707,402	2,528,211	1,958,469
Fund administration fees	157,716	75,019	65,995
Fund accounting fees	169,573	85,419	69,334
Trustees' fees	45,845	16,144	13,824
Transfer agent fees and expenses	676,711	252,688	147,113
Custodian fees	24,666	8,893	8,997
Registration expenses	43,900	40,238	28,696
Rule 12b-1 fee - Class A (Note 5)	68,808	54,760	24,313
Rule 12b-1 fee - Class C (Note 5)	234,287	36,512	72,459
Legal and audit fees	36,457	21,941	24,336
Printing and mailing expenses	50,275	23,312	26,161
Other expenses	13,146	4,976	6,258
Total expenses before fee recovery to Adviser	9,228,786	3,148,113	2,445,955
Fee recovery to Adviser (Note 5)	29,733	—	—
Net Expenses	9,258,519	3,148,113	2,445,955
Net Investment Loss	(155,041)	(113,194)	(87,199)

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	2,620,028	1,607,356	2,410,785
Swap contracts	—	204,845	—
Forward currency contracts	(15,609,845)	—	(14,839,682)
Futures contracts	(16,932,721)	—	(14,938,474)
Foreign currency translation	1,829,782	—	(14,755)
Net change in unrealized appreciation/depreciation on:
Investments	18,572,711	3,995,582	3,348,367
Swap contracts	—	22,895,952	—
Forward currency contracts	3,710,767	—	2,316,073
Futures contracts	4,058,297	—	2,026,287
Foreign currency translation	(350,602)	—	—
Net realized and unrealized gain (loss)	(2,101,583)	28,703,735	(19,691,399)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,256,624)	$28,590,541	$(19,778,598)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Operations	| 69

Statements of Operations

Six Months Ended June 30, 2020 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Investment Income
Dividend and interest income(a)	$164,443	$1,482,645
Total Investment Income	164,443	1,482,645

Expenses
Management fees (Note 5)	170,190	377,249
Fund administration fees	28,036	27,096
Fund accounting fees	24,979	19,919
Trustees' fees	1,291	3,176
Transfer agent fees and expenses	32,388	54,744
Custodian fees	28,189	3,254
Registration expenses	22,885	25,589
Rule 12b-1 fee - Class A (Note 5)	6,832	23,767
Rule 12b-1 fee - Class C (Note 5)	15,458	72,928
Legal and audit fees	11,592	16,056
Printing and mailing expenses	2,210	15,525
Other expenses	1,600	2,288
Total expense before dividend and interest expense	345,650	641,591
Dividend expense on securities sold short (Note 2)	74,675	—
Interest expense	47,240	2,428
Total expenses before fee waiver from Advisor	467,565	644,019
Fee waiver from Adviser (Note 5)	(97,575)	(25,523)
Net Expenses	369,990	618,496
Net Investment Income (Loss)	(205,547)	864,149

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Foreign Currency Translation and Written Options:
Net realized gain (loss) on:
Investments	(2,824,862)	(9,762,895)
Securities sold short	721,652	—
Futures contracts	(364,219)	—
Foreign currency translation	29,551	—
Written options	—	(102,657)
Net change in unrealized appreciation/depreciation on:
Investments	(2,018,089)	(9,798,809)
Securities sold short	329,976	—
Foreign currency translation	(56,957)	—
Futures contracts	28,617	—
Written options	—	258,520
Net realized and unrealized loss	(4,154,331)	(19,405,841)
Net Decrease in Net Assets Resulting From Operations	$(4,359,878)	$(18,541,692)

(a)	Net foreign tax withheld of $8,552 and $15,916, respectively.

The accompanying notes are an integral part of these financial statements.

70 |	LoCorr Macro Strategies Fund - Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Operations
Net investment income (loss)	$(155,041)	$2,509,357
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	(28,092,756)	65,989,452
Net change in unrealized appreciation of investments, forward currency contracts, futures contracts and foreign currency translation	25,991,173	5,421,720
Increase (Decrease) in Net Assets Resulting From Operations	(2,256,624)	73,920,529

Distributions From Earnings
Class A	—	(2,273,098)
Class C	—	(1,949,391)
Class I	—	(27,731,042)
Total Distributions From Earnings	—	(31,953,531)

Capital Transactions (Note 6)
Proceeds from shares sold	401,463,275	457,926,442
Proceeds from shares issued in connection with reorganization(a)	57,875,149	—
Reinvestment of distributions	—	29,628,161
Cost of shares redeemed	(249,514,094)	(257,017,118)
Increase in Net Assets From Capital Transactions	209,824,330	230,537,485

Total Increase in Net Assets	207,567,706	272,504,483

Net Assets
Beginning of period	826,585,750	554,081,267
End of period	$1,034,153,456	$826,585,750

(a)	Shares of the Steben Managed Futures Strategy Fund converted into shares of the LoCorr Macro Strategies Fund on January 24, 2020. See Note 1 in the accompanying notes.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets | 71

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Operations
Net investment income (loss)	$(113,194)	$2,078,123
Net realized gain on investments and swap contracts	1,812,201	5,879,198
Net change in unrealized appreciation/depreciation of investments and swap contracts	26,891,534	(27,177,510)
Increase (Decrease) in Net Assets Resulting From Operations	28,590,541	(19,220,189)

Distributions From Earnings
Class A	—	(113,252)
Class C	—	(451)
Class I	—	(1,133,635)
Total Distributions From Earnings	—	(1,247,338)

Capital Transactions (Note 6)
Proceeds from shares sold	266,080,982	184,040,413
Reinvestment of distributions	—	1,025,506
Cost of shares redeemed	(130,421,590)	(165,579,736)
Increase in Net Assets From Capital Transactions	135,659,392	19,486,183

Total Increase (Decrease) in Net Assets	164,249,933	(981,344)

Net Assets
Beginning of period	256,044,679	257,026,023
End of period	$420,294,612	$256,044,679

The accompanying notes are an integral part of these consolidated financial statements.

72 | LoCorr Market Trend Fund - Consolidated Statements of Changes in Net Assets

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Operations
Net investment income (loss)	$(87,199)	$834,447
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	(27,382,126)	36,441,304
Net change in unrealized appreciation of investments, forward currency contracts and futures contracts	7,690,727	5,575,073
Increase (Decrease) in Net Assets Resulting From Operations	(19,778,598)	42,850,824

Distributions From Earnings
Class A	—	(129,659)
Class C	—	(2,948,512)
Total Distributions From Earnings	—	(3,078,171)

Capital Transactions (Note 6)
Proceeds from shares sold	66,765,721	98,897,248
Reinvestment of distributions	—	2,954,424
Cost of shares redeemed	(74,379,918)	(211,619,382)
Decrease in Net Assets From Capital Transactions	(7,614,197)	(109,767,710)

Total Decrease in Net Assets	(27,392,795)	(69,995,057)

Net Assets
Beginning of period	273,205,495	343,200,552
End of period	$245,812,700	$273,205,495

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Statements of Changes in Net Assets | 73

LoCorr Dynamic Equity Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Operations
Net investment loss	$(205,547)	$(466,835)
Net realized loss on investments, securities sold short, futures contracts and foreign currency translation	(2,437,878)	(623,021)
Net change in unrealized appreciation/depreciation of investments, securities sold short, futures contracts and foreign currency translation	(1,716,453)	4,704,040
Increase (Decrease) in Net Assets Resulting From Operations	(4,359,878)	3,614,184

Distributions From Earnings
Class A	—	(23,048)
Class C	—	(14,375)
Class I	—	(56,118)
Total Distributions From Earnings	—	(93,541)

Capital Transactions (Note 6)
Proceeds from shares sold	5,809,741	10,150,264
Reinvestment of distributions	—	87,631
Cost of shares redeemed	(10,370,017)	(16,333,680)
Decrease in Net Assets From Capital Transactions	(4,560,276)	(6,095,785)

Total Decrease in Net Assets	(8,920,154)	(2,575,142)

Net Assets
Beginning of period	27,697,754	30,272,896
End of period	$18,777,600	$27,697,754

The accompanying notes are an integral part of these financial statements.

74 | LoCorr Spectrum Income Fund - Statements of Changes in Net Assets

LoCorr Spectrum Income Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Operations
Net investment income	$864,149	$1,368,585
Net realized loss on investments and written options	(9,865,552)	(356,359)
Net change in unrealized appreciation/depreciation of investments and written options	(9,540,289)	11,181,834
Increase (Decrease) in Net Assets Resulting From Operations	(18,541,692)	12,194,060

Distributions From:
Earnings:
Class A	(758,379)	(431,377)
Class C	(528,646)	(293,781)
Class I	(1,036,646)	(540,423)
Return of capital:
Class A	—	(1,380,030)
Class C	—	(939,845)
Class I	—	(1,728,885)
Total Distributions	(2,323,671)	(5,314,341)

Capital Transactions (Note 6)
Proceeds from shares sold	8,002,441	24,156,953
Reinvestment of distributions	1,651,379	3,980,781
Cost of shares redeemed	(16,508,705)	(29,452,865)
Redemption fees	4,706	1,562
Decrease in Net Assets From Capital Transactions	(6,850,179)	(1,313,569)

Total Increase (Decrease) in Net Assets	(27,715,542)	5,566,150

Net Assets
Beginning of period	73,886,110	68,319,960
End of period	$46,170,568	$73,886,110

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class A | 75

LoCorr Macro Strategies Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020* (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$8.56	$7.95	$8.64	$8.91	$8.54		$8.51

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	0.02	0.00 (b)	(0.06)	(0.09)		(0.08)
Net realized and unrealized gain (loss)	—	0.98	(0.46)	0.31	0.64		0.36
Total from Investment Operations	(0.01)	1.00	(0.46)	0.25	0.55		0.28

Distributions From Earnings:
Net investment income	—	(0.16)	(0.10)	—	—		(0.25)
Net realized gains	—	(0.23)	(0.13)	(0.52)	(0.18)		—
Total Distributions	—	(0.39)	(0.23)	(0.52)	(0.18)		(0.25)

Redemption Fees	—	—	—	0.00 (b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.55	$8.56	$7.95	$8.64	$8.91		$8.54

Total Investment Return(c)	0.00%	12.52%	(5.36)%	2.77%	6.39%		3.27%

Net Assets, End of Period, in Thousands	$52,282	$53,320	$55,075	$93,182	$297,844		$229,427

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.16%	2.16%	2.25%	2.33%	2.34	% (d),(e)	2.06	% (d),(e)
After expense waiver or recovery	2.17%	2.24%	2.24%	2.28%	2.34	% (d),(e)	2.06	% (d),(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.21)%	0.32%	0.03%	(0.76)%	(0.96	)% (d)	(0.90	)% (d)
After expense waiver or recovery	(0.22)%	0.24%	0.04%	(0.71)%	(0.96	)% (d)	(0.90	)% (d)

Portfolio turnover rate(f)	29%	84%	105%	97%	62%		53%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

76 | LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class C

LoCorr Macro Strategies Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020* (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$8.15	$7.62	$8.27	$8.62	$8.32		$8.30

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	(0.04)	(0.06)	(0.13)	(0.15)		(0.14)
Net realized and unrealized gain (loss)	0.01 (b)	0.92	(0.43)	0.30	0.63		0.35
Total from Investment Operations	(0.03)	0.88	(0.49)	0.17	0.48		0.21

Distributions From Earnings:
Net investment income	—	(0.12)	(0.03)	—	—		(0.19)
Net realized gains	—	(0.23)	(0.13)	(0.52)	(0.18)		—
Total Distributions	—	(0.35)	(0.16)	(0.52)	(0.18)		(0.19)

Redemption Fees	—	—	—	0.00 (c)	0.00	(c)	0.00	(c)

Net Asset Value, End of Period	$8.12	$8.15	$7.62	$8.27	$8.62		$8.32

Total Investment Return(d)	(0.37)%	11.57%	(5.98)%	1.93%	5.72%		2.51%

Net Assets, End of Period, in Thousands	$44,443	$47,205	$53,148	$90,653	$113,814		$98,729

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.91%	2.91%	3.00%	3.08%	3.09	% (e),(f)	2.81	% (e),(f)
After expense waiver or recovery	2.92%	2.99%	2.99%	3.03%	3.09	% (e),(f)	2.81	% (e),(f)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.96)%	(0.43)%	(0.72)%	(1.51)%	(1.71	)% (e)	(1.65	)% (e)
After expense waiver or recovery	(0.97)%	(0.51)%	(0.71)%	(1.46)%	(1.71	)% (e)	(1.65	)% (e)

Portfolio turnover rate(g)	29%	84%	105%	97%	62%		53%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class I | 77

LoCorr Macro Strategies Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020* (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$8.69	$8.07	$8.77	$9.01	$8.62		$8.57

Income (loss) from investment operations:
Net investment income (loss)(a)	0.00 (b)	0.04	0.02	(0.04)	(0.07)		(0.06)
Net realized and unrealized gain (loss)	0.01 (c)	0.99	(0.47)	0.32	0.64		0.38
Total from Investment Operations	0.01	1.03	(0.45)	0.28	0.57		0.32

Distributions From Earnings:
Net investment income	—	(0.18)	(0.12)	—	(0.00)		(0.27)
Net realized gains	—	(0.23)	(0.13)	(0.52)	(0.18)		—
Total Distributions	—	(0.41)	(0.25)	(0.52)	(0.18)		(0.27)

Redemption Fees	—	—	—	0.00 (b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.70	$8.69	$8.07	$8.77	$9.01		$8.62

Total Investment Return	0.12%	12.72%	(5.08)%	3.07%	6.57%		3.72%

Net Assets, End of Period, in Thousands	$937,428	$726,061	$445,858	$605,983	$471,002		$192,309

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.91%	1.91%	2.00%	2.08%	2.09	% (d),(e)	1.81	% (d),(e)
After expense waiver or recovery	1.92%	1.99%	1.99%	2.03%	2.09	% (d),(e)	1.81	% (d),(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.04%	0.57%	0.28%	(0.51)%	(0.71	)% (d)	(0.65	)% (d)
After expense waiver or recovery	0.03%	0.49%	0.29%	(0.46)%	(0.71	)% (d)	(0.65	)% (d)

Portfolio turnover rate(f)	29%	84%	105%	97%	62%		53%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

78 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Long/Short Commodities Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020* (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$9.26	$9.90	$9.71	$9.17	$9.72		$8.54

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	0.05	0.02	(0.04)	(0.10)		(0.13)
Net realized and unrealized gain (loss)	1.05	(0.67)	1.39	0.58	(0.18)		2.02
Total from Investment Operations	1.04	(0.62)	1.41	0.54	(0.28)		1.89

Distributions From Earnings:
Net investment income	—	(0.02)	(1.22)	0.00 (b)	(0.27)		(0.71)
Total Distributions	—	(0.02)	(1.22)	0.00	(0.27)		(0.71)

Redemption Fees	—	—	—	0.00 (b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$10.30	$9.26	$9.90	$9.71	$9.17		$9.72

Total Investment Return(c)	11.23%	(6.24)%	15.05%	5.91%	(2.98)%		22.34%

Net Assets, End of Period, in Thousands	$29,097	$45,513	$68,719	$25,575	$34,860		$24,425

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.06%	2.11%	2.16%	2.28%	2.22	% (e)	2.59	% (e)
After expense waiver or recovery	2.06%	2.14%	2.20%	2.20%	2.20	% (e)	2.20	% (e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.26)%	0.57%	0.22%	(0.52)%	(0.99)%		(1.79)%
After expense waiver or recovery	(0.26)%	0.54%	0.18%	(0.44)%	(0.97)%		(1.40)%

Portfolio turnover rate(f)	38%	103%	92%	74%	105%		164%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C | 79

LoCorr Long/Short Commodities Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020* (Unaudited)	Year Ended December 31,
		2019		2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$8.89	$9.55		$9.41	$8.95	$9.51		$8.36

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)	(0.02)		(0.06)	(0.11)	(0.17)		(0.19)
Net realized and unrealized gain (loss)	1.01	(0.64)		1.35	0.57	(0.18)		1.96
Total from Investment Operations	0.96	(0.66)		1.29	0.46	(0.35)		1.77

Distributions From Earnings:
Net investment income	—	(0.00	)(b)	(1.15)	0.00 (b)	(0.21)		(0.62)
Total Distributions	—	(0.00)		(1.15)	0.00	(0.21)		(0.62)

Redemption Fees	—	—		—	0.00 (b)	0.00	(b)	—

Net Asset Value, End of Period	$9.85	$8.89		$9.55	$9.41	$8.95		$9.51

Total Investment Return(c)	10.80%	(6.90)%		14.20%	5.17%	(3.72)%		21.39%

Net Assets, End of Period, in Thousands	$7,891	$6,645		$6,503	$4,737	$7,383		$4,330

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.81%	2.86%		2.91%	3.03%	2.97	% (e)	3.34	% (e)
After expense waiver or recovery	2.81%	2.89%		2.95%	2.95%	2.95	% (e)	2.95	% (e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.01)%	(0.18)%		(0.53)%	(1.27)%	(1.74)%		(2.54)%
After expense waiver or recovery	(1.01)%	(0.21)%		(0.57)%	(1.19)%	(1.72)%		(2.15)%

Portfolio turnover rate(f)	38%	103%		92%	74%	105%		164%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

80 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Long/Short Commodities Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$9.38	$10.03	$9.81	$9.24	$9.79		$8.59

Income (loss) from investment operations:
Net investment income (loss)(a)	0.00 (b)	0.08	0.05	(0.02)	(0.07)		(0.11)
Net realized and unrealized gain (loss)	1.06	(0.68)	1.41	0.59	(0.18)		2.03
Total from Investment Operations	1.06	(0.60)	1.46	0.57	(0.25)		1.92

Distributions From Earnings:
Net investment income	—	(0.05)	(1.24)	0.00 (b)	(0.30)		(0.72)
Total Distributions	—	(0.05)	(1.24)	0.00	(0.30)		(0.72)

Redemption Fees	—	—	—	0.00 (b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$10.44	$9.38	$10.03	$9.81	$9.24		$9.79

Total Investment Return	11.30%	(5.97)%	15.40%	6.19%	(2.67)%		22.61%

Net Assets, End of Period, in Thousands	$383,307	$203,887	$181,804	$52,935	$81,204		$31,166

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.81%	1.86%	1.91%	2.03%	1.97	% (d)	2.34	% (d)
After expense waiver or recovery	1.81%	1.89%	1.95%	1.95%	1.95	% (d)	1.95	% (d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.01)%	0.82%	0.47%	(0.27)%	(0.74)%		(1.54)%
After expense waiver or recovery	(0.01)%	0.79%	0.43%	(0.19)%	(0.72)%		(1.15)%

Portfolio turnover rate(e)	38%	103%	92%	74%	105%		164%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class A | 81

LoCorr Market Trend Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$11.19	$9.52	$11.03	$10.65	$12.00		$11.44

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	0.01	(0.03)	(0.10)	(0.15)		(0.19)
Net realized and unrealized gain (loss)	(0.76)	1.74	(1.48)	0.48	(1.01)		0.84 (b)
Total from Investment Operations	(0.77)	1.75	(1.51)	0.38	(1.16)		0.65

Distributions From Earnings:
Net investment income	—	(0.08)	—	—	(0.19)		(0.07)
Net realized gains	—	—	—	—	—		(0.02)
Total Distributions	—	(0.08)	—	—	(0.19)		(0.09)

Redemption Fees	—	—	—	0.00 (c)	0.00	(c)	0.00 (c)

Net Asset Value, End of Period	$10.42	$11.19	$9.52	$11.03	$10.65		$12.00

Total Investment Return(d)	(6.88)%	18.33%	(13.69)%	3.57%	(9.71)%		5.68%

Net Assets, End of Period, in Thousands	$17,342	$21,966	$32,082	$61,557	$133,146		$110,324

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.05%	2.02%	1.99%	2.00%	2.02	% (e)	2.03%
After expense waiver or recovery	2.05%	2.02%	1.99%	2.00%	2.02	% (e)	2.06%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.24)%	0.14%	(0.24)%	(0.97)%	(1.24)%		(1.49)%
After expense waiver or recovery	(0.24)%	0.14%	(0.24)%	(0.97)%	(1.24)%		(1.52)%

Portfolio turnover rate(f)	82%	119%	91%	85%	83%		27%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

82 | LoCorr Market Trend Fund - Consolidated Financial Highlights - Class C

LoCorr Market Trend Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$10.89	$9.28	$10.83	$10.53	$11.92		$11.41

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.05)	(0.06)	(0.10)	(0.18)	(0.23)		(0.28)
Net realized and unrealized gain (loss)	(0.74)	1.67	(1.45)	0.48	(1.01)		0.84 (b)
Total from Investment Operations	(0.79)	1.61	(1.55)	0.30	(1.24)		0.56

Distributions From Earnings:
Net investment income	—	—	—	—	(0.15)		(0.03)
Net realized gains	—	—	—	—	—		(0.02)
Total Distributions	—	—	—	—	(0.15)		(0.05)

Redemption Fees	—	—	—	0.00 (c)	0.00	(c)	0.00 (c)

Net Asset Value, End of Period	$10.10	$10.89	$9.28	$10.83	$10.53		$11.92

Total Investment Return(d)	(7.16)%	17.35%	(14.31)%	2.85%	(10.45)%		4.90%

Net Assets, End of Period, in Thousands	$12,811	$16,320	$23,417	$43,772	$89,454		$94,707

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.80%	2.77%	2.74%	2.75%	2.77	%(e)	2.78%
After expense waiver or recovery	2.80%	2.77%	2.74%	2.75%	2.77	%(e)	2.81%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.99)%	(0.61)%	(0.99)%	(1.72)%	(1.99)%		(2.24)%
After expense waiver or recovery	(0.99)%	(0.61)%	(0.99)%	(1.72)%	(1.99)%		(2.27)%

Portfolio turnover rate(f)	82%	119%	91%	85%	83%		27%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class I | 83

LoCorr Market Trend Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016		2015
Per Share
Net asset value, beginning of period	$11.23	$9.60	$11.09	$10.68	$12.02		$11.45

Income (loss) from investment operations:
Net investment income (loss)(a)	0.00 (c)	0.04	0.00 (c)	(0.08)	(0.12)		(0.16)
Net realized and unrealized gain (loss)	(0.76)	1.74	(1.49)	0.49	(1.02)		0.84 (b)
Total from Investment Operations	(0.76)	1.78	(1.49)	0.41	(1.14)		0.68

Distributions From Earnings:
Net investment income	—	(0.15)	—	—	(0.20)		(0.09)
Net realized gains	—	—	—	—	—		(0.02)
Total Distributions	—	(0.15)	—	—	(0.20)		(0.11)

Redemption Fees	—	—	—	0.00 (c)	0.00	(c)	0.00 (c)

Net Asset Value, End of Period	$10.47	$11.23	$9.60	$11.09	$10.68		$12.02

Total Investment Return	(6.77)%	18.53%	(13.44)%	3.84%	(9.49)%		5.96%

Net Assets, End of Period, in Thousands	$215,660	$234,919	$287,702	$561,372	$797,845		$695,987

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.80%	1.77%	1.74%	1.75%	1.77	% (d)	1.78%
After expense waiver or recovery	1.80%	1.77%	1.74%	1.75%	1.77	% (d)	1.81%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.01%	0.39%	0.01%	(0.72)%	(0.99)%		(1.24)%
After expense waiver or recovery	0.01%	0.39%	0.01%	(0.72)%	(0.99)%		(1.27)%

Portfolio turnover rate(e)	82%	119%	91%	85%	83%		27%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

84 | LoCorr Dynamic Equity Fund - Financial Highlights - Class A

LoCorr Dynamic Equity Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Per Share
Net asset value, beginning of period	$11.20	$9.92	$11.82	$12.06	$9.64	$9.80

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.09)	(0.19)	(0.25)	(0.30)	(0.32)	(0.27)
Net realized and unrealized gain (loss)	(1.42)	1.51	(1.26)	0.59	2.74	0.11
Total from Investment Operations	(1.51)	1.32	(1.51)	0.29	2.42	(0.16)

Distributions From Earnings:
Net realized gains	—	(0.04)	(0.39)	(0.53)	—	—
Total Distributions	—	(0.04)	(0.39)	(0.53)	—	—

Redemption Fees	—	—	—	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$9.69	$11.20	$9.92	$11.82	$12.06	$9.64

Total Investment Return(c)	(13.57)%	13.40%	(12.87)%	2.38%	25.10%	(1.53)%

Net Assets, End of Period, in Thousands	$3,597	$6,744	$8,473	$19,962	$28,243	$12,446

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.17%	3.73%	3.40%	3.42%	3.74%	3.72%
After expense waiver or recovery	3.31%	3.02%	3.21%	3.35%	3.49%	3.35%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.10%	2.95%	3.20%	3.22%	3.40%	3.52%
After expense waiver or recovery	2.24%	2.24%	3.01%	3.15%	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.73)%	(2.44)%	(2.39)%	(2.61)%	(3.23)%	(3.06)%
After expense waiver or recovery	(1.87)%	(1.73)%	(2.20)%	(2.54)%	(2.98)%	(2.69)%

Portfolio turnover rate(d)	555%	300%	449%	363%	343%	269%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights - Class C | 85

LoCorr Dynamic Equity Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Per Share
Net asset value, beginning of period	$10.62	$9.47	$11.39	$11.73	$9.45	$9.67

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.12)	(0.26)	(0.32)	(0.38)	(0.38)	(0.33)
Net realized and unrealized gain (loss)	(1.36)	1.45	(1.21)	0.57	2.66	0.11
Total from Investment Operations	(1.48)	1.19	(1.53)	0.19	2.28	(0.22)

Distributions From Earnings:
Net realized gains	—	(0.04)	(0.39)	(0.53)	—	—
Total Distributions	—	(0.04)	(0.39)	(0.53)	—	—

Redemption Fees	—	—	—	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$9.14	$10.62	$9.47	$11.39	$11.73	$9.45

Total Investment Return(c)	(13.94)%	12.54%	(13.45)%	1.59%	24.13%	(2.28)%

Net Assets, End of Period, in Thousands	$2,519	$4,031	$5,255	$11,084	$11,218	$7,837

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.92%	4.48%	4.15%	4.17%	4.49%	4.47%
After expense waiver or recovery	4.06%	3.77%	3.96%	4.10%	4.24%	4.10%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.85%	3.70%	3.95%	3.97%	4.15%	4.27%
After expense waiver or recovery	2.99%	2.99%	3.76%	3.90%	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.48)%	(3.19)%	(3.14)%	(3.36)%	(3.98)%	(3.81)%
After expense waiver or recovery	(2.62)%	(2.48)%	(2.95)%	(3.29)%	(3.73)%	(3.44)%

Portfolio turnover rate(d)	555%	300%	449%	363%	343%	269%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

86 | LoCorr Dynamic Equity Fund - Financial Highlights - Class I

LoCorr Dynamic Equity Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Per Share
Net asset value, beginning of period	$11.41	$10.07	$11.96	$12.17	$9.71	$9.84

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.08)	(0.17)	(0.23)	(0.28)	(0.30)	(0.24)
Net realized and unrealized gain (loss)	(1.45)	1.55	(1.27)	0.60	2.76	0.11
Total from Investment Operations	(1.53)	1.38	(1.50)	0.32	2.46	(0.13)

Distributions From Earnings:
Net realized gains	—	(0.04)	(0.39)	(0.53)	—	—
Total Distributions	—	(0.04)	(0.39)	(0.53)	—	—

Redemption Fees	—	—	—	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$9.88	$11.41	$10.07	$11.96	$12.17	$9.71

Total Investment Return	(13.41)%	13.68%	(12.55)%	2.60%	25.33%	(1.22)%

Net Assets, End of Period, in Thousands	$12,662	$16,923	$16,545	$32,781	$44,816	$9,990

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.92%	3.48%	3.15%	3.17%	3.49%	3.47%
After expense waiver or recovery	3.06%	2.77%	2.96%	3.10%	3.24%	3.10%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.85%	2.70%	2.95%	2.97%	3.15%	3.27%
After expense waiver or recovery	1.99%	1.99%	2.76%	2.90%	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.48)%	(2.19)%	(2.14)%	(2.36)%	(2.98)%	(2.81)%
After expense waiver or recovery	(1.62)%	(1.48)%	(1.95)%	(2.29)%	(2.73)%	(2.44)%

Portfolio turnover rate(c)	555%	300%	449%	363%	343%	269%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class A | 87

LoCorr Spectrum Income Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*		Year Ended December 31,
	(Unaudited)		2019		2018	2017	2016	2015
Per Share
Net asset value, beginning of period	$6.89		$6.26		$7.39	$7.70	$7.78	$8.97

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09		0.13		0.22	0.17	0.29	0.38
Net realized and unrealized gain (loss)	(1.75)		1.00		(0.78)	0.09	0.20	(1.00)
Total from Investment Operations	(1.66)		1.13		(0.56)	0.26	0.49	(0.62)

Distributions From:
Net investment income	(0.23)		(0.12)		(0.26)	(0.15)	(0.37)	(0.39)
Return of capital	—		(0.38)		(0.31)	(0.42)	(0.20)	(0.18)
Total Distributions	(0.23)		(0.50)		(0.57)	(0.57)	(0.57)	(0.57)

Redemption Fees(b)	0.00		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$5.00		$6.89		$6.26	$7.39	$7.70	$7.78

Total Investment Return(c)	(24.37)%		18.37%		(8.22)%	3.50%	6.64%	(7.36)%

Net Assets, End of Period, in Thousands	$13,856		$25,192		$22,610	$29,970	$33,032	$36,957

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.14	% (e)	2.02	% (e)	1.98%	1.95%	2.02%	1.99	% (f)
After expense waiver or recovery	2.05	% (e)	2.02	% (e)	1.98%	1.99%	2.05%	2.05	% (f)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.97%		1.94%		3.01%	2.27%	3.81%	4.41%
After expense waiver or recovery	3.06%		1.94%		3.01%	2.23%	3.78%	4.35%

Portfolio turnover rate(g)	57%		75%		82%	84%	92%	54%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes 0.00% of interest expense for the period ended June 30, 2020 and the year ended December 31, 2019.
(f)	Includes interest expense on line of credit of 0.00% for the year ended December 31, 2015.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

88 | LoCorr Spectrum Income Fund - Financial Highlights - Class C

LoCorr Spectrum Income Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*		Year Ended December 31,
	(Unaudited)		2019		2018	2017	2016	2015
Per Share
Net asset value, beginning of period	$6.96		$6.31		$7.42	$7.72	$7.78	$8.96

Income (loss) from investment operations:
Net investment income (loss)(a)	0.07		0.08		0.16	0.11	0.23	0.32
Net realized and unrealized gain (loss)	(1.77)		1.01		(0.77)	0.09	0.21	(1.00)
Total from Investment Operations	(1.70)		1.09		(0.61)	0.20	0.44	(0.68)

Distributions From:
Net investment income	(0.21)		(0.10)		(0.23)	(0.13)	(0.33)	(0.34)
Return of capital	—		(0.34)		(0.27)	(0.37)	(0.17)	(0.16)
Total Distributions	(0.21)		(0.44)		(0.50)	(0.50)	(0.50)	(0.50)

Redemption Fees (b)	0.00		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$5.05		$6.96		$6.31	$7.42	$7.72	$7.78

Total Investment Return(c)	(24.59)%		17.59%		(8.85)%	2.62%	5.88%	(8.05)%

Net Assets, End of Period, in Thousands	$11,993		$18,645		$18,092	$23,511	$25,898	$27,817

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.89	% (e)	2.77	% (e)	2.73%	2.70%	2.77%	2.74	% (f)
After expense waiver or recovery	2.80	% (e)	2.77	% (e)	2.73%	2.74%	2.80%	2.80	% (f)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.22%		1.19%		2.26%	1.52%	3.06%	3.66%
After expense waiver or recovery	2.31%		1.19%		2.26%	1.48%	3.03%	3.60%

Portfolio turnover rate(g)	57%		75%		82%	84%	92%	54%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes 0.00% of interest expense for the period ended June 30, 2020 and the year ended December 31, 2019.
(f)	Includes interest expense on line of credit of 0.00% for the year ended December 31, 2015.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class I | 89

LoCorr Spectrum Income Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2020*		Year Ended December 31,
	(Unaudited)		2019		2018	2017	2016	2015
Per Share
Net asset value, beginning of period	$6.88		$6.25		$7.38	$7.69	$7.78	$8.97

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09		0.15		0.24	0.19	0.31	0.41
Net realized and unrealized gain (loss)	(1.75)		1.00		(0.77)	0.10	0.20	(1.00)
Total from Investment Operations	(1.66)		1.15		(0.53)	0.29	0.51	(0.59)

Distributions From:
Net investment income	(0.24)		(0.12)		(0.27)	(0.16)	(0.39)	(0.41)
Return of capital	—		(0.40)		(0.33)	(0.44)	(0.21)	(0.19)
Total Distributions	(0.24)		(0.52)		(0.60)	(0.60)	(0.60)	(0.60)

Redemption Fees(b)	0.00		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$4.98		$6.88		$6.25	$7.38	$7.69	$7.78

Total Investment Return	(24.29)%		18.74%		(7.91)%	3.85%	6.85%	(7.10)%

Net Assets, End of Period, in Thousands	$20,322		$30,049		$27,618	$43,032	$46,838	$28,292

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.89	% (d)	1.77	% (d)	1.73%	1.70%	1.77%	1.74	% (e)
After expense waiver or recovery	1.80	% (d)	1.77	% (d)	1.73%	1.74%	1.80%	1.80	% (e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	3.22%		2.19%		3.26%	2.52%	4.06%	4.66%
After expense waiver or recovery	3.31%		2.19%		3.26%	2.48%	4.03%	4.60%

Portfolio turnover rate(f)	57%		75%		82%	84%	92%	54%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(d)	Includes 0.00% of interest expense for the period ended June 30, 2020 and the year ended December 31, 2019.
(e)	Includes interest expense on line of credit of 0.00% for the years ended December 31, 2015.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

90 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust

Notes

June 30, 2020 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services- Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

On September 16, 2019, Octavus Group, LLC (the “buyer”), the parent company of LoCorr Fund Management, LLC (the “Adviser” or “Management”), which serves as the investment adviser to the LoCorr Investment Trust, entered into a purchase and sale agreement pursuant to which the buyer would acquire Steben & Company, Inc., the investment adviser to the Steben Managed Futures Strategy Fund. As part of the transaction, it was expected that the Steben Managed Futures Strategy Fund would reorganize into the LoCorr Macro Strategies Fund. The reorganization was largely based on the similar investment objectives of the Funds and the benefit to shareholders including the opportunity to benefit from long-term economies of scale. In addition, the shareholders of the Steben Managed Futures Strategy Fund will benefit from the expertise and experience of the Adviser. At a special meeting of the Board of Trustees, the Board approved an Agreement and Plan of Reorganization (the “Plan”). The sale closed on October 31, 2019. The Plan was voted on and approved at a meeting of shareholders held on January 17, 2020.

The Steben Managed Futures Strategy Fund reorganized into the LoCorr Macro Strategies Fund as of the close of business on January 24, 2020. Under the terms of the Plan, the Adviser will pay all expenses associated with the reorganization. In addition, under the terms of the Plan, shareholders of the Steben Managed Futures Strategy Fund received shares of the LoCorr Macro Strategies Fund equal in U.S. dollar value to the interests of such shareholders in the Steben Managed Futures Strategy Fund with each LoCorr Macro Strategies Fund’s shares ordinarily valued as of the close of regular trading on the NYSE on the business day immediately prior to the closing date. This was accomplished as a tax free exchange. For financial reporting purposes, assets received, and shares issued by the LoCorr Macro Strategies Fund were recorded at fair value; however, the cost basis of the investments received from the Steben Managed Futures Strategy Fund was carried forward to align ongoing reporting of the LoCorr Macro Strategies Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The following table illustrates the specifics of the reorganization:

	Pre- Reorganization Net Assets	Pre- Reorganization Shares Outstanding	Pre- Reorganization Net Asset Value	Post- Reorganization Net Assets	Post- Reorganization Shares Outstanding	Exchange Ratio*
LoCorr Macro Strategies Fund - Class A	$52,981,719	6,079,973	$8.71	$60,136,115	6,901,237	1.00229621
LoCorr Macro Strategies Fund - Class C	48,056,434	5,791,792	8.30	49,026,785	5,908,701	1.01445783
LoCorr Macro Strategies Fund - Class I	770,518,733	87,046,500	8.85	820,269,134	92,668,364	0.99548023
Steben Managed Futures Strategy Fund - Class A	1,731,441	198,241	8.73	—	—	—
Steben Managed Futures Strategy Fund - Class C	970,352	115,243	8.42	—	—	—
Steben Managed Futures Strategy Fund - Class I	49,750,401	5,647,389	8.81	—	—	—
Steben Managed Futures Strategy Fund - Class N	5,422,955	620,431	8.74	—	—	—

* Class N of the Steben Managed Futures Strategy Fund merged into Class A of the LoCorr Macro Strategies Fund with an exchange ratio of 1.00344432 as of the close of business on January 24, 2020 resulting in the addition of 622,567 shares outstanding in the LoCorr Macro Strategies Fund.

The net assets of the Steben Managed Futures Strategy Fund immediately before the acquisition were $57,875,149, which included $112,713 of net unrealized appreciation, $1,562,455 of undistributed (accumulated) net investment income and undistributed (accumulated) net realized loss of $(1,175,098).

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Steben Managed Futures Strategy Fund that would have been included in the LoCorr Macro Strategy Fund’s Statement of Operations since January 24, 2020. Assuming the acquisition had been completed on January 1, 2020, the beginning of the annual reporting period of the LoCorr Macro Strategies Fund, the LoCorr Macro Strategies Fund’s pro forma results of operations for the current fiscal period include net investment income (loss) of $(98,023), net gain on investments of $3,338,393, and net increase in assets resulting from operations of $3,240,370.

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Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At June 30, 2020 investments in LCMFS, LCLSCS and LCMT represented 1.33%, 15.37% and 3.54% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary area “commodity pool” under the U.S. Commodity Exchange Act and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At June 30,2020 the only investment held by LCLSCS is a swap contract, for which the notional amount was $340,945,098. At June 30, 2020, LCLSCS reported unrealized depreciation on the swap contract of $3,266,209. In addition, LCLSCS holds cash and cash equivalents as collateral on the swap contract.

At June 30, 2020 investments held by LCMFS and LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At June 30, 2020, LCMFS held long open futures contracts with a total notional amount of $162,758,145 and net unrealized appreciation of $2,611,095 and short open futures contracts with a total notional amount of $154,072,045 and net unrealized depreciation of $4,992,207. At June 30, 2020, LCMT held long open futures contracts with a total notional amount of $39,754,135 and net unrealized appreciation of $1,163,304 and short open futures contracts with a total notional amount of $86,321,405 and net unrealized depreciation of $2,255,843. In addition, LCMFS and LCMT holds cash and cash equivalents as collateral for futures contracts.

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

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Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1– Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2– Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

94 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Fair value determinations are required for the following securities:

●	securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●	securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/ relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●	For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub- Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Funds will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;

●	the nature and duration of restrictions (if any) on disposition of the securities;

●	evaluation of the forces that influence the market in which these securities are purchased or sold;

●	changes in interest rates;

●	government (domestic or foreign) actions or pronouncements; and

●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

●	type of security;

●	financial statements of the issuer;

●	cost at date of purchase;

●	size of holding;

●	discount from market value of unrestricted securities of the same class at time of purchase;

●	special reports prepared by analysts;

●	information as to any transactions or offers with respect to the security;

●	existence of merger proposals or tender offers affecting the securities;

●	price and extent of public trading in similar securities of the issuer or comparable companies; and

●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

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The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of June 30, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$112,331,205	$—	$112,331,205
Corporate Bonds	—	260,275,243	—	260,275,243
Mortgage Backed Securities	—	131,023,427	—	131,023,427
Municipal Bonds	—	18,710,625	—	18,710,625
U.S. Government Agency Issues	—	89,318,308	—	89,318,308
U.S. Government Notes	—	256,178,557	—	256,178,557
Short Term Investments	74,678,363	8,769,144	—	83,447,507
Total Investments	$74,678,363	$876,606,509	$—	$951,284,872

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$(4,240,292)	$—	$(4,240,292)
Sale	—	4,209,785	—	4,209,785
Total Forward Currency Contracts	—	(30,507)	—	(30,507)
Futures Contracts
Long	8,493,793	29,707	—	8,523,500
Short	(4,605,618)	(29,524)	—	(4,635,142)
Total Futures Contracts	3,888,175	183	—	3,888,358
Total Other Financial Instruments	$3,888,175	$(30,324)	$—	$3,857,851

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

* The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2020.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$34,749,077	$—	$34,749,077
Corporate Bonds	—	93,516,260	—	93,516,260
Foreign Government Bond	—	6,348	—	6,348
Mortgage Backed Securities	—	41,202,113	—	41,202,113
Municipal Bonds	—	6,029,266	—	6,029,266
U.S. Government Agency Issues	—	30,584,908	—	30,584,908
U.S. Government Notes	—	101,900,474	—	101,900,474
Short Term Investments	40,584,890	6,165,882	—	46,750,772
Total Investments	$40,584,890	$314,154,328	$—	$354,739,218

Swap Contracts*
Long Total Return Swap Contracts	$—	$(3,266,209)	$—	$(3,266,209)
Total Swap Contracts	$—	$(3,266,209)	$—	$(3,266,209)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

* The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at June 30, 2020.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

96 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
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The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of June 30, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$27,670,472	$—	$27,670,472
Corporate Bonds	—	58,152,380	—	58,152,380
Mortgage Backed Securities	—	31,601,355	—	31,601,355
Municipal Bonds	—	2,326,303	—	2,326,303
U.S. Government Agency Issues	—	18,616,394	—	18,616,394
U.S. Government Notes	—	56,202,270	—	56,202,270
Short Term Investment	17,521,608	—	—	17,521,608
Total Investments	$17,521,608	$194,569,174	$—	$212,090,782

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$(957,169)	$—	$(957,169)
Sale	—	1,438,866	—	1,438,866
Total Forward Currency Contracts	—	481,697	—	481,697
Futures Contracts
Long	3,791,217	—	—	3,791,217
Short	(2,548,148)	—	—	(2,548,148)
Total Futures Contracts	1,243,069	—	—	1,243,069
Total Other Financial Instruments	$1,243,069	$481,697	$—	$1,724,766

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

* The fair value of the Fund’s other financial instruments represent the net unrealized appreciation at June 30, 2020.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Dynamic Equity Fund’s investments, securities sold short and futures contracts as of June 30, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$13,941,780	$—	$—	$13,941,780
Preferred Stocks	48,179	—	—	48,179
Real Estate Investment Trusts	438,985	—	—	438,985
Right	1,326	—	—	1,326
Short Term Investment	2,508,262	—	—	2,508,262
Total Investments	$16,938,532	$—	$—	$16,938,532

Securities Sold Short
Common Stocks	$(5,658,013)	$—	$—	$(5,658,013)
Exchange Traded Funds	(122,502)	—	—	(122,502)
Publicly Traded Partnership	(62,213)	—	—	(62,213)
Real Estate Investment Trusts	(134,457)	—	—	(134,457)
Warrant	—	—	0	0
Total Securities Sold Short	$(5,977,185)	$—	$—	$(5,977,185)

Futures Contract*
Long	$39,108	$—	$—	$39,108
Short	—	—	—	—
Total Futures Contract	$39,108	$—	$—	$39,108

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

* The fair value of the Fund’s investment in futures contracts represent the net unrealized appreciation at June 30, 2020.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 97

The following is a reconciliation of the beginning and ending balances for assets measured at fair value using significant unobservable inputs (Level 3) during the six months ended June 30, 2020:

Level 3 Reconciliation Disclosure	Investments in Securities, at Fair Value
Balance, December 31, 2019	$—
Purchases	0
Change in net unrealized appreciation (depreciation)	0
Balance, June 30, 2020	$0
Net change in unrealized appreciation (depreciation) relating to Level 3 investments still held at June 30, 2020	$0

Quantitative Information about Level 3 Fair Value Measurements for investments held in the LoCorr Dynamic Equity Fund:

Security	Valuation Technique	Unobservable Input	Range	Fair Value at June 30, 2020
Pulse Biosciences, Inc. - Warrant	Broker Quote	Last Traded Price	$	$0

The following table summarizes LoCorr Spectrum Income Fund’s investments and written options as of June 30, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$4,323,529	$—	$—	$4,323,529
Closed-End Investment Company	1,138,485	—	—	1,138,485
Common Stocks	15,572,851	—	—	15,572,851
Master Limited Partnerships	6,966,791	—	—	6,966,791
Preferred Stocks	3,794,298	—	—	3,794,298
Publicly Traded Partnerships	2,043,314	—	—	2,043,314
Purchased Put Option	94,000	—	—	94,000
Real Estate Investment Trusts	11,322,935	—	—	11,322,935
Short Term Investment	1,967,019	—	—	1,967,019
Total Investments	$47,223,222	$—	$—	$47,223,222

Written Options
Written Call Options	$63,400	$137,550	$—	$200,950
Written Put Option	15,500	—	—	15,500
Total Written Options	$78,900	$137,550	$—	$216,450

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker

Forward Currency and Futures Contracts

When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At June 30, 2020, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash, at U.S. Bank, N.A. (“U.S. Bank”) of $9,100,000 and $6,560,000, respectively, to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required fora particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

98 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

At June 30, 2020 the LoCorr Macro Strategies Fund and LCMFS, collectively, had $42,465,786 in net cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities with a fair value of $12,226 as collateral for derivative instruments.

At June 30, 2020 the LoCorr Market Trend Fund and LCMT, collectively, had $29,899,833 in net cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statements of assets and liabilities. In addition, LCMT pledged securities with a fair value of $369,588 as collateral for derivative instruments.

At June 30, 2020 the LoCorr Dynamic Equity Fund had $521,714 in cash and cash equivalents on deposit with the broker for futures contracts which is presented on the Fund’s statements of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

Securities Sold Short

At June 30, 2020, the LoCorr Dynamic Equity Fund had cash on deposit with Morgan Stanley and J.P. Morgan in the amount of $6,222,759. In addition, at June 30, 2020, the LoCorr Dynamic Equity Fund pledged cash of $1,711,623 as collateral for securities sold short.

Swap Contracts

LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At June 30, 2020, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $53,260,339, which is presented on the consolidated statements of assets and liabilities. In addition, at June 30, 2020, LCLSCS pledged securities with a fair value of $480,082 as collateral for the swap contract. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

Options

At June 30, 2020, the LoCorr Spectrum Income Fund had $199,279 in cash and cash equivalents due to Pershing, LLC for options contracts which is presented on the Fund’s statement of assets and liabilities. In addition, at June 30, 2020, the LoCorr Spectrum Income Fund pledged securities with a value of $674,085 as collateral for options contracts.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions to Shareholders

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

During the six months ended June 30, 2020, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 99

The tax character of distributions paid during the periods was as follows:

	Six Months Ended June 30, 2020
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Spectrum Income Fund	$2,323,671	$—	$—

	Year Ended December 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$22,150,428	$9,803,103	$—
LoCorr Long/Short Commodities Strategy Fund	1,247,338	—	—
LoCorr Market Trend Fund	3,078,171	—	—
LoCorr Dynamic Equity Fund	—	93,541	—
LoCorr Spectrum Income Fund	1,265,581	—	4,048,760

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the six months ended June 30, 2020, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

100 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

New Accounting Pronouncements and/or SEC Regulatory Updates

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU No. 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU No. 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has assessed these changes and elected to adopt them early.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 101

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance with the investment restrictions outlined within the Funds’ respective prospectuses, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2020, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. The LoCorr Dynamic Equity Fund’s investment in Pulse Biosciences, Inc. was deemed by the Adviser to be illiquid at June 30, 2020 and represented 0.00% of the Fund’s net assets. At June 30, 2020, there were no illiquid or restricted securities held in the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

102 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies is traded. A Fund’s obligation under total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements. The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates– e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 103

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

At June 30, 2020, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated and non-consolidated financial statements.

LoCorr Macro Strategies Fund - June 30, 2020
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$5,933,335	$—	$5,933,335	$—	$—	$5,933,335
Futures contracts	1,735,772	—	1,735,772	—	—	1,735,772
Total	$7,669,107	$—	$7,669,107	$—	$—	$7,669,107

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$5,963,842	$—	$5,963,842	$—	$(5,963,842)	$—
Futures contracts	3,789,974	—	3,789,974	—	(3,789,974)	—
Total	$9,753,816	$—	$9,753,816	$—	$(9,753,816)	$—

LoCorr Long/Short Commodities Strategy Fund - June 30, 2020
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$14,113,147	$—	$14,113,147	$—	$—	$14,113,147
Total	$14,113,147	$—	$14,113,147	$—	$—	$14,113,147

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts	$3,266,209	$—	$3,266,209	$—	$(3,266,209)	$—
Total	$3,266,209	$—	$3,266,209	$—	$(3,266,209)	$—

* Represents advance receipt on swap contracts.

104 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Market Trend Fund - June 30, 2020
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$1,480,559	$—	$1,480,559	$—	$—	$1,480,559
Futures contracts	831,376	—	831,376	—	—	831,376
Total	$2,311,935	$—	$2,311,935	$—	$—	$2,311,935

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$998,862	$—	$998,862	$—	$(998,862)	$—
Futures contracts	2,081,369	—	2,081,369	—	(2,081,369)	—
Total	$3,080,231	$—	$3,080,231	$—	$(3,080,231)	$—

LoCorr Dynamic Equity Fund - June 30, 2020
Assets:				Gross Amounts not offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Futures contract	$24,717	$—	$24,717	$—	$—	$24,717
Total	$24,717	$—	$24,717	$—	$—	$24,717

LoCorr Spectrum Income Fund - June 30, 2020
Liabilities:				Gross Amounts not offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Written options	$216,450	$—	$216,450	$—	$(216,450)	$—
Total	$216,450	$—	$216,450	$—	$(216,450)	$—

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the non-consolidated derivative instruments for the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund as of June 30, 2020 as presented on each Fund’s consolidated and non-consolidated statements of assets and liabilities:

	Fair Value		Net Unrealized Gain (Loss) on Open Positions
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$1,099,494	$5,339,786	$(4,240,292)
Short	4,833,841	624,056	4,209,785
Total Forward Currency Contracts	5,933,335	5,963,842	(30,507)

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 105

	Fair Value		Net Unrealized Gain (Loss) on Open Positions
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities
LoCorr Macro Strategies Fund (continued)
Futures Contracts(b)
Long Contracts
Commodity	$1,906,647	$41,170	$1,865,477
Equity	3,713,294	806,340	2,906,954
Foreign exchange	9,837	3,159	6,678
Interest rate	3,959,251	214,860	3,744,391
Total Long Contracts	9,589,029	1,065,529	8,523,500

Short Contracts
Commodity	662,836	4,992,207	(4,329,371)
Equity	363,011	48,910	314,101
Foreign exchange	21,886	287,203	(265,317)
Interest rate	3,203	357,758	(354,555)
Total Short Contracts	1,050,936	5,686,078	(4,635,142)
Total Futures Contracts	10,639,965	6,751,607	3,888,358
Total Forward Currency Contracts and Futures Contracts	$16,573,300	$12,715,449	$3,857,851

LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$—	$3,266,209	$(3,266,209)

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$21,090	$978,259	$(957,169)
Short	1,459,469	20,603	1,438,866
Total Forward Currency Contracts	1,480,559	998,862	481,697

Futures Contracts(b)
Long Contracts
Commodity	1,163,304	—	1,163,304
Equity	1,571,170	562,254	1,008,916
Interest rate	1,769,099	150,102	1,618,997
Total Long Contracts	4,503,573	712,356	3,791,217

Short Contracts
Commodity	457,206	2,713,049	(2,255,843)
Equity	120,445	—	120,445
Foreign exchange	—	151,642	(151,642)
Interest rate	1,986	263,094	(261,108)
Total Short Contracts	579,637	3,127,785	(2,548,148)
Total Futures Contracts	5,083,210	3,840,141	1,243,069
Total Forward Currency Contracts and Futures Contracts	$6,563,769	$4,839,003	$1,724,766

LoCorr Dynamic Equity Fund
Futures Contract(b)
Long Contract
Equity	$39,108	$—	$39,108
Total Long Contract	39,108	—	39,108
Total Futures Contract	$39,108	$—	$39,108

LoCorr Spectrum Income Fund
Options(c)
Purchased Options	$94,000	$—	$94,000
Written Options	—	216,450	(216,450)
Total Options	$94,000	$(216,450)	$(122,450)

(a)	Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.
(b)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated and non-consolidated schedule of open futures contracts. Only the current day variation margin and unsettled open futures contracts is separately reported within the Fund’s consolidated and non-consolidated statement of assets and liabilities
(c)	Purchased options are included within Investments at value, and written options are reported as liabilities on the Fund’s statements of assets and liabilities.

106 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table presents the results of the derivative trading and information related to volume for the six months ended June 30, 2020 for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$(15,609,845)	$3,710,767
Futures Contracts
Commodity	41,325,754	(2,954,166)
Equity	(110,881,189)	1,799,500
Foreign exchange	(123,209)	(225,617)
Interest rate	52,745,923	5,438,580
Total Futures Contracts	(16,932,721)	4,058,297
Total Forward Currency Contracts and Futures Contracts	$(32,542,566)	$7,769,064

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$204,845	$22,895,952

LoCorr Market Trend Fund
Forward Currency Contracts	$(14,839,682)	$2,316,073
Futures Contracts
Commodity	3,816,591	(1,485,077)
Equity	(63,564,689)	(192,792)
Foreign exchange	(102,577)	(118,630)
Interest rate	44,912,201	3,822,786
Total Futures Contracts	(14,938,474)	2,026,287
Total Forward Currency Contracts and Futures Contracts	$(29,778,156)	$4,342,360

LoCorr Dynamic Equity Fund
Futures Contract
Equity	$(364,219)	$28,617
Total Futures Contract	$(364,219)	$28,617

LoCorr Spectrum Income Fund
Options
Purchased Options(d)	$3,146,332	50,200
Written Options	(102,657)	258,520
Total Options	$3,043,675	$308,720

(d)	Purchased options are included within net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 107

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the six months ended June 30, 2020 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$790,071,716	$963,235,968
Futures Contracts	2,902,828,564	589,250,684

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$296,373,669	$—

LoCorr Market Trend Fund
Forward Currency Contracts	$301,668,848	$417,848,097
Futures Contracts	1,614,959,759	309,118,156

LoCorr Dynamic Equity Fund
Futures Contract	$4,653,661	$415,123

LoCorr Spectrum Income Fund
Options	$18,725,396	$10,258,312

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectuses for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales for the six months ended June 30, 2020 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$133,085,404	$116,149,672	$225,597,824	$117,603,168
LoCorr Long/Short Commodities Strategy Fund	103,125,112	54,648,558	80,631,764	30,664,952
LoCorr Market Trend Fund	77,357,330	123,226,761	93,072,283	79,496,586
LoCorr Dynamic Equity Fund	—	—	92,381,315	94,932,790
LoCorr Spectrum Income Fund	—	—	31,380,070	33,347,657

5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

108 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short Commodities Strategy Fund	Incremental Advisory Fee*
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

*Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

As of and for the six months ended June 30, 2020, the Funds reported the following in regards to management fees:

	Management Fees For the Six Months Ended June 30, 2020	Accrued Net Management Fees as of June 30, 2020
LoCorr Macro Strategies Fund	$7,707,402	$1,364,486
LoCorr Long/Short Commodities Strategy Fund	2,528,211	499,814
LoCorr Market Trend Fund	1,958,469	302,011
LoCorr Dynamic Equity Fund	170,190	6,845
LoCorr Spectrum Income Fund	377,249	45,377

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:

Graham Capital Management, L.P.

Millburn Ridgefield Corporation

Nuveen Asset Management, LLC

Revolution Capital Management LLC

LoCorr Long/Short Commodities Strategy Fund:

Nuveen Asset Management, LLC

LoCorr Market Trend Fund:

Graham Capital Management, L.P.

Nuveen Asset Management, LLC

LoCorr Dynamic Equity Fund:

Billings Capital Management LLC

First Quadrant, L.P.

Kettle Hill Capital Management, LLC

LoCorr Spectrum Income Fund:

Trust & Fiduciary Income Partners, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%	April 30, 2021
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2021
LoCorr Market Trend Fund	1.95%	April 30, 2021
LoCorr Dynamic Equity Fund	1.99%	April 30, 2021
LoCorr Spectrum Income Fund	1.80%	April 30, 2021

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 109

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board. The organizational and offering costs are subject to repayment by the Funds.

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Macro Strategies Fund

	Management Fees	Recovery to Adviser		Subject to Recovery on or
	(Waived) by Adviser	Six Months Ended	Remaining Available	Before Fiscal Year Ending
Period	Subject to Recovery	June 30, 2020	Subject to Recovery	December 31,
Six Months Ended June 30, 2020	$—	$—	$—	2023
Year Ended December 31, 2019	—	—	—	2022
Year Ended December 31, 2018	(67,297)	67,297	—	2021
Year Ended December 31, 2017	(485,398)	485,398	—	2020
Total	$(552,695)	$552,695	$—

LoCorr Long/Short Commodities Strategy Fund

	Management Fees	Recovery to Adviser		Subject to Recovery on or
	(Waived) by Adviser	Six Months Ended	Remaining Available	Before Fiscal Year Ending
Period	Subject to Recovery	June 30, 2020	Subject to Recovery	December 31,
Six Months Ended June 30, 2020	$—	$—	$—	2023
Year Ended December 31, 2019	—	—	—	2022
Year Ended December 31, 2018	—	—	—	2021
Year Ended December 31, 2017	(81,840)	81,840	—	2020
Total	$(81,840)	$81,840	$—

LoCorr Dynamic Equity Fund

	Management Fees	Recovery to Adviser		Subject to Recovery on or
	(Waived) by Adviser	Six Months Ended	Remaining Available	Before Fiscal Year Ending
Period	Subject to Recovery	June 30, 2020	Subject to Recovery	December 31,
Six Months Ended June 30, 2020	$(97,575)	$—	$(97,575)	2023
Year Ended December 31, 2019	(192,060)	—	(192,060)	2022
Year Ended December 31, 2018	(95,089)	—	(95,089)	2021
Year Ended December 31, 2017	(58,609)	—	(58,609)	2020
Total	$(443,333)	$—	$(443,333)

LoCorr Spectrum Income Fund

	Management Fees	Recovery to Adviser		Subject to Recovery on or
	(Waived) by Adviser	Six Months Ended	Remaining Available	Before Fiscal Year Ending
Period	Subject to Recovery	June 30, 2020	Subject to Recovery	December 31,
Six Months Ended June 30, 2020	$(25,523)	$—	$(25,523)	2023
Year Ended December 31, 2019	—	—	—	2022
Year Ended December 31, 2018	—	—	—	2021
Year Ended December 31, 2017	—	—	—	2020
Total	$(25,523)	$—	$(25,523)

At June 30, 2020, there were no fees subject to recovery for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate of 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate of 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

110 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

6. Fund Shares

At June 30, 2020, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund – Class A
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	1,172,780	$10,048,693	2,144,444	$18,148,825
Shares Issued in Connection with Reorganization	818,672	7,154,396	—	—
Reinvestment of Distributions	—	—	254,760	2,173,104
Shares Redeemed	(2,108,328)	(18,079,601)	(3,095,461)	(25,657,370)
	(116,876)	$(876,512)	(696,257)	$(5,335,441)
Beginning Shares	6,230,388		6,926,645
Ending Shares	6,113,512		6,230,388

LoCorr Macro Strategies Fund – Class C
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	516,774	$4,215,650	957,663	$7,841,829
Shares Issued in Connection with Reorganization	115,243	970,352	—	—
Reinvestment of Distributions	—	—	232,778	1,892,487
Shares Redeemed	(946,336)	(7,677,785)	(2,377,030)	(18,811,574)
	(314,319)	$(2,491,783)	(1,186,589)	$(9,077,258)
Beginning Shares	5,789,943		6,976,532
Ending Shares	5,475,624		5,789,943

LoCorr Macro Strategies Fund – Class I
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	44,409,488	$387,198,932	50,459,501	$431,935,788
Shares Issued in Connection with Reorganization	5,647,389	49,750,401	—	—
Reinvestment of Distributions	—	—	2,951,798	25,562,570
Shares Redeemed	(25,791,023)	(223,756,708)	(25,132,053)	(212,548,174)
	24,265,854	$213,192,625	28,279,246	$244,950,184
Beginning Shares	83,531,983		55,252,737
Ending Shares	107,797,837		83,531,983
LoCorr Macro Strategies Fund
Total Net Increase		$209,824,330		$230,537,485

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	1,568,343	$15,778,001	2,208,398	$21,399,126
Reinvestment of Distributions	—	—	11,010	101,404
Shares Redeemed	(3,657,485)	(37,299,478)	(4,245,464)	(40,458,908)
	(2,089,142)	$(21,521,477)	(2,026,056)	$(18,958,378)
Beginning Shares	4,913,521		6,939,577
Ending Shares	2,824,379		4,913,521

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	156,433	$1,533,285	306,455	$2,836,546
Reinvestment of Distributions	—	—	49	436
Shares Redeemed	(102,863)	(996,435)	(239,752)	(2,202,571)
	53,570	$536,850	66,752	$634,411
Beginning Shares	747,514		680,762
Ending Shares	801,084		747,514

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	23,893,819	$248,769,696	16,269,252	$159,804,741
Reinvestment of Distributions	—	—	99,106	923,666
Shares Redeemed	(8,931,149)	(92,125,677)	(12,750,256)	(122,918,257)
	14,962,670	$156,644,019	3,618,102	$37,810,150
Beginning Shares	21,745,810		18,127,708
Ending Shares	36,708,480		21,745,810
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase		$135,659,392		$19,486,183

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 111

LoCorr Market Trend Fund – Class A
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	170,815	$1,846,676	627,962	$6,723,844
Reinvestment of Distributions	—	—	10,896	122,254
Shares Redeemed	(469,576)	(5,113,448)	(2,043,409)	(20,267,323)
	(298,761)	$(3,266,772)	(1,404,551)	$(13,421,225)
Beginning Shares	1,963,697		3,368,248
Ending Shares	1,664,936		1,963,697

LoCorr Market Trend Fund – Class C
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	23,567	$250,769	77,522	$846,098
Shares Redeemed	(254,184)	(2,663,104)	(1,102,095)	(10,783,418)
	(230,617)	$(2,412,335)	(1,024,573)	$(9,937,320)
Beginning Shares	1,498,722		2,523,295
Ending Shares	1,268,105		1,498,722

LoCorr Market Trend Fund – Class I
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	5,950,522	$64,668,276	8,839,130	$91,327,306
Reinvestment of Distributions	—	—	251,525	2,832,170
Shares Redeemed	(6,271,745)	(66,603,366)	(18,138,179)	(180,568,641)
	(321,223)	$(1,935,090)	(9,047,524)	$(86,409,165)
Beginning Shares	20,922,885		29,970,409
Ending Shares	20,601,662		20,922,885
LoCorr Market Trend Fund
Total Net Decrease		$(7,614,197)		$(109,767,710)

LoCorr Dynamic Equity Fund - Class A
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	49,778	$495,847	189,196	$2,062,456
Reinvestment of Distributions	—	—	1,895	21,229
Shares Redeemed	(280,358)	(2,770,158)	(443,541)	(4,841,813)
	(230,580)	$(2,274,311)	(252,450)	$(2,758,128)
Beginning Shares	601,952		854,402
Ending Shares	371,372		601,952

LoCorr Dynamic Equity Fund – Class C
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	4,223	$36,979	22,329	$233,664
Reinvestment of Distributions	—	—	1,253	13,311
Shares Redeemed	(108,509)	(963,541)	(198,688)	(2,074,232)
	(104,286)	$(926,562)	(175,106)	$(1,827,257)
Beginning Shares	379,758		554,864
Ending Shares	275,472		379,758

LoCorr Dynamic Equity Fund – Class I
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	500,636	$5,276,915	697,873	$7,854,144
Reinvestment of Distributions	—	—	4,653	53,091
Shares Redeemed	(702,103)	(6,636,318)	(861,590)	(9,417,635)
	(201,467)	$(1,359,403)	(159,064)	$(1,510,400)
Beginning Shares	1,483,312		1,642,376
Ending Shares	1,281,845		1,483,312
LoCorr Dynamic Equity Fund
Total Net Decrease		$(4,560,276)		$(6,095,785)

112 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Spectrum Income Fund – Class A
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	240,508	$1,465,277	1,099,641	$7,558,681
Reinvestment of Distributions	97,022	521,823	189,433	1,298,660
Shares Redeemed	(1,219,960)	(6,610,478)	(1,245,746)	(8,548,540)
Redemption Fees	—	4,185	—	483
	(882,430)	$(4,619,193)	43,328	$309,284
Beginning Shares	3,656,243		3,612,915
Ending Shares	2,773,813		3,656,243

LoCorr Spectrum Income Fund – Class C
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	72,213	$482,940	428,428	$2,971,366
Reinvestment of Distributions	77,834	420,753	141,182	977,534
Shares Redeemed	(454,141)	(2,480,993)	(756,070)	(5,246,921)
Redemption Fees	—	227	—	63
	(304,094)	$(1,577,073)	(186,460)	$(1,297,958)
Beginning Shares	2,680,691		2,867,151
Ending Shares	2,376,597		2,680,691

LoCorr Spectrum Income Fund – Class I
	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	1,001,070	$6,054,224	1,980,491	$13,626,906
Reinvestment of Distributions	132,125	708,803	248,951	1,704,587
Shares Redeemed	(1,423,502)	(7,417,234)	(2,279,259)	(15,657,404)
Redemption Fees	—	294	—	1,016
	(290,307)	$(653,913)	(49,817)	$(324,895)
Beginning Shares	4,370,282		4,420,099
Ending Shares	4,079,975		4,370,282
LoCorr Spectrum Income Fund
Total Net Decrease		$(6,850,179)		$(1,313,569)

7. Federal Tax Information

At December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund(2)	LoCorr Long/Short Commodities Strategy Fund(2)	LoCorr Market Trend Fund(2)
Tax cost of portfolio	$824,957,787	$272,376,940	$239,205,635
Gross unrealized appreciation	$10,799,928	$3,433,566	$3,276,117
Gross unrealized depreciation	(3,885,463)	(26,320,271)	(2,556,394)
Net unrealized appreciation (depreciation)	6,914,465	(22,886,705)	719,723
Undistributed ordinary income	8,679,630	67,343	570,347
Undistributed long-term capital gains	3,450,209	—	—
Total distributable earnings	12,129,839	67,343	570,347
Other accumulated earnings (losses)	186,363	—	(6,084,927)
Total accumulated earnings (losses)	$19,230,667	$(22,819,362)	$(4,794,857)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$20,939,123	$67,466,611
Gross unrealized appreciation	$3,854,942	$10,049,896
Gross unrealized depreciation	(1,587,392)	(4,015,547)
Net unrealized appreciation	2,267,550	6,034,349
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Total distributable earnings	—	—
Other accumulated losses	(1,306,575)	(27,427,952)
Total accumulated earnings (losses)	$960,975	$(21,393,603)

(1) Total Portfolio represents aggregate amounts of Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.

(2) Tax Cost is presented on a non-consolidated basis and includes each of the Fund’s investment in the respective CFC’s and the unrealized appreciation and depreciation associated with those investments.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	| 113

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, mark to market, investments in partnerships and other temporary differences.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer no capital losses for the fiscal year ended December 31, 2019.

At December 31, 2019, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of
	Short-Term	Long-Term	Expiration
LoCorr Market Trend Fund	2,413,573	3,656,937	Indefinitely
LoCorr Dynamic Equity Fund	1,274,721	—	Indefinitely
LoCorr Spectrum Income Fund	11,284,727	15,810,599	Indefinitely

During the year ended December 31, 2019, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund utilized unlimited capital loss carryovers of $49,818,608, $2,201,229 and $60,242,511, respectively. The LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund did not utilize any capital loss carryovers during the year ended December 31, 2019.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 10, 2021. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank, N.A. charges an interest rate per annum equal to the Prime Rate (4.25% as of June 30, 2020).

The Funds did not utilize the Line of Credit during the year ended June 30, 2020.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after June 30, 2020.

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date(a)	Record Date	Class A	Class C	Class I
July 31, 2020	July 30,2020	$0.03860	$0.03470	$0.04000

(a)	Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since June 30, 2020 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

114 | LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example

June 30, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 through June 30, 2020).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LoCorr Investment Trust - Expense Example (Unaudited) (continued) | 115

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2020 (Unaudited)

			Actual		Hypothetical (5% gross annual return)
Class	Fund’s Annualized Expense Ratio [1,2]	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period [1,2,3]	Ending Account Value June 30, 2020	Expenses Paid During Period [1,2,3]

LoCorr Macro Strategies Fund
A	2.17%	$1,000.00	$1,000.00	$10.79	$1,014.07	$10.87
C	2.92%	$1,000.00	$996.30	$14.49	$1,010.34	$14.60
I	1.92%	$1,000.00	$998.80	$9.54	$1,015.32	$9.62

LoCorr Long/Short Commodities Strategy Fund
A	2.06%	$1,000.00	$1,112.30	$10.82	$1,014.62	$10.32
C	2.81%	$1,000.00	$1,108.00	$14.73	$1,010.89	$14.05
I	1.81%	$1,000.00	$1,113.00	$9.51	$1,015.86	$9.07

LoCorr Market Trend Fund
A	2.05%	$1,000.00	$931.20	$9.84	$1,014.67	$10.27
C	2.80%	$1,000.00	$928.40	$13.43	$1,010.94	$14.00
I	1.80%	$1,000.00	$932.30	$8.65	$1,015.91	$9.02

LoCorr Dynamic Equity Fund
A	3.31%	$1,000.00	$864.30	$15.34	$1,008.40	$16.53
C	4.06%	$1,000.00	$860.60	$18.78	$1,004.67	$20.24
I	3.06%	$1,000.00	$865.90	$14.20	$1,009.65	$15.29

LoCorr Spectrum Income Fund
A	2.05%	$1,000.00	$756.30	$8.95	$1,014.67	$10.27
C	2.80%	$1,000.00	$754.10	$12.21	$1,010.94	$14.00
I	1.80%	$1,000.00	$757.10	$7.86	$1,015.91	$9.02

1

Includes dividend and/or interest expense of 0.00%, 0.00%, 0.00%, 1.07% and 0.01% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.

2	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.
3	Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

116 | Approval of Advisory Agreements (Unaudited)

LoCorr Investment Trust

June 30, 2020 (Unaudited)

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board considered the nature, extent and quality of services to be provided by LoCorr Fund Management, LLC (the “Adviser”) to the LoCorr Macro Strategies Fund (the “Macro Fund”) and its wholly-owned subsidiary, LCMFS Fund Limited, the LoCorr Long/Short Commodities Strategy Fund (the “LLSCS Fund”) and its wholly-owned subsidiary, LCLSCS Fund Limited, the LoCorr Dynamic Equity Fund (the “LDE Fund”) and the LoCorr Spectrum Income Fund (the “LSI Fund”) and reviewed the 15(c) responses for each, which included the backgrounds and experience of the key personnel of the Adviser. The Trustees expressed their satisfaction with the addition of the Funds’ new Chief Compliance Officer (the “CCO”). The Trustees considered that the Adviser has provided and will continue to provide a continuous investment program for the Funds consistent with each Fund’s investment objective, policies and regulatory restrictions. Counsel noted that the Adviser oversees and continually evaluates sub-advisers and that the Adviser also provides overall portfolio and risk management consistent each Fund’s investment strategy. The Trustees also discussed the Adviser’s compliance program with the Trust’s CCO. A representative from the Adviser discussed the Adviser’s financial statements with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements and discussions with the Adviser, its financial position was strong and stable and that the Adviser has sufficient resources to continue to provide advisory services to each of the Funds.

The CCO reviewed the compliance policies and noted that the Adviser reported no material compliance issues. Counsel noted that the Adviser had adopted a code of ethics as required under Rule 17j-1 of the 1940 Act. Counsel further noted that the Adviser had only made minor changes to its compliance policies in the last year. After a discussion, the Trustees concluded that the Adviser has compliance policies and procedures in place in order to perform its duties under the renewed management agreements for the Funds.

The CCO stated there had not been any recent examinations of the Adviser by the U.S. Securities and Exchange Commission (the “SEC”). Counsel noted for the Trustees that the Adviser continued to carry Errors & Omissions and Directors and Officers (“E&O/D&O”) insurance coverage at a suitable level of coverage. A representative of the Adviser stated that the Adviser would continue to evaluate the level of insurance coverage with its insurance broker. After a discussion, the Trustees concluded that the Adviser is well resourced with experienced personnel and investment expertise and has provided, and is expected to continue to provide, high quality services to the Funds.

The Trustees reviewed and discussed the performance of the Macro Fund, noting that the one-year, five-year and since inception returns of the Fund. Counsel also indicated that the Fund’s performance for all periods was significantly better than the benchmark, peer group and Morningstar category. A discussion ensued regarding performance of the Fund’s fixed income strategy managed by Nuveen Asset Management, LLC (“Nuveen”). After a discussion, the Trustees concluded that the Macro Fund’s performance was satisfactory.

The Trustees turned their attention to the investment performance of the LLSCS Fund, noting its annualized returns for the one, three, five-year and since inception periods. The Trustees noted that the Fund underperformed its peer group, Morningstar category and the Barclay CTA Index for the one-year period. A representative of the Adviser noted that the poor performance of the Fund for the one-year period is attributable to swaps held by the Fund. The Trustees acknowledged that the Fund outperformed each of the peer group, benchmark index and Morningstar category for both the three and five-year periods, by a material amount. After a discussion, the Trustees concluded that they were satisfied with the LLSCS Fund’s performance.

The Trustees then reviewed and discussed the performance of the LDE Fund, noting that the one-year performance of the LDE Fund was better than the peer group and Morningstar category. Counsel noted for the Trustees that the Fund had outperformed the peer group for the five-year period but had trailed the benchmark index for the 5 year and since inception periods. Management discussed the Fund’s recent performance, noting the individual efforts of the Fund’s sub-advisers. After a discussion, the Trustees concluded that the LDE Fund’s performance was satisfactory.

Counsel then directed the Trustees to the performance of the LSI Fund. The Trustees reviewed and discussed the performance of the LSI Fund, noting that one, three, five and since inception returns was better than the peer group’s but had lagged the Morningstar category. The Trustees then discussed that the one and three-year returns had outperformed the benchmark index but had underperformed the index during the five-year period. A representative of the Adviser discussed the difficulty in identifying an appropriate peer group for the LSI Fund. After a discussion, the Trustees concluded that the LSI Fund’s performance was reasonable but that the Trustees would continue to monitor the Fund’s performance.

The Trustees then reviewed and discussed the costs of services provided and profits to be realized by the Adviser with respect to the Funds.

The Trustees noted that the management fee for the Macro Fund was above the average of its peer group but below its Morningstar Category. However, Counsel discussed with the Trustees that the management fee was within range of management fees for the Fund’s peer group and Morningstar Category Average. After a discussion, the Trustees agreed that the Macro Fund’s management fee was not unreasonable.

The Trustees then discussed the management fee for the LLSCS Fund, noting for the Trustees that it was above the average of its peer group and Morningstar category, but below the high end of the range of management fees for the LLSCS Fund’s peer group and Morningstar category. After a discussion, the Trustees agreed that the LLSCS Fund’s management fee was reasonable.

The Trustees noted that the LDE Fund’s management fee was above the averages for the Fund’s peer group and Morningstar category and within the range of both as well. A representative of the Adviser reminded the Trustees that the Adviser engages and pays multiple sub-advisers to manage the fund while many funds in the Morningstar category are single manager funds. After a discussion, the Trustees concluded that the LDE Fund’s management fee was not excessive.

Approval of Advisory Agreements (Unaudited) (continued) | 117

Counsel directed the Trustees to review the management fee for the LSI Fund, noting that it was above the average of its peer group and Morningstar category, and above the high-end range for the management fees reported for the LSI Fund’s peer group. A representative of the Adviser discussed the Fund’s structure including the engagement of a sub-adviser. The Trustees along with Counsel reviewed and noted that LSI’s expense ratio was above the expense ratio for the Morningstar category but significantly below the high end of the Morningstar category. After a discussion, the Trustees agreed that the Fund’s management fee was not unreasonable.

The Trustees reviewed the profit analysis of the Adviser with respect to the Macro Fund and considered the Adviser’s profits from the advisory agreement, net of sub-advisory fees and overhead. The Trustees also considered and agreed that the Adviser’s total net profits related to the Macro Fund was reasonable.

The Trustees then reviewed the profitability of the Adviser with respect to the LLSCS Fund. Counsel noted the Adviser’s net profits with respect to the LLSCS Fund which the Trustees agreed was reasonable.

The Trustees then reviewed the profitability of the Adviser with respect to the LDE Fund. Counsel pointed out to the Trustees that the Adviser did not show a net profit. The Trustees concluded that the Adviser’s profits with respect to the LDE Fund were reasonable.

Next, Counsel directed the Trustees’ attention to the profitability of the Adviser with respect to the LSI Fund. The Trustees noted that the Adviser showed a net profit and agreed that the Adviser’s total net profits were reasonable.

The Trustees considered the economies of scale to be realized by the shareholders of the Macro Fund, LLSCS Fund, LDE Fund and LSI Fund.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that each Fund’s management fee is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of Macro Fund, LLSCS Fund, LDE Fund and LSI Fund.

Approval of Sub-Advisory Agreements

Nuveen Asset Management, LLC (“Nuveen”), Sub-Adviser (Macro Fund, LLSCS Fund and LoCorr Market Trend Fund (the “LMT Fund”))

The Trustees turned their attention to the 15(c) materials provided by Nuveen. The Trustees reviewed the nature, extent and quality of services provided by Nuveen for the fixed income strategies in the Macro Fund, LLSCS Fund and the LMT Fund. The Trustees discussed Nuveen’s key individuals, noted many years of experience and depth of investment capabilities. The Trustees further noted that Nuveen provides credit research, security selection, trade execution and compliance monitoring for the fixed income portion of the Macro Fund, LLSCS Fund and LMT Fund’s portfolios. The CCO noted that there had not been any changes with respect to the Nuveen personnel providing services to the Funds.

Counsel noted that Nuveen provides quarterly updates to its compliance manual. The CCO noted that these compliance updates were minor in nature and then discussed Nuveen’s overall strategy and risk controls. A representative of the Adviser indicated that the adviser was satisfied with the services provided by Nuveen to the Funds.

Counsel indicated that Nuveen reported no material compliance or regulatory agency issues in the past year and that no material litigation that would impact its ability to provide services to the Funds. Counsel further stated that Nuveen continued to carry an E&O/D&O policy. After a discussion, the Trustees concluded that Nuveen had a great depth of experienced personnel and was well resourced and therefore expected to continue to provide satisfactory services to the Funds.

Next, the Trustees discussed the investment performance for Nuveen, noting the one-year, five-year and since inception returns for the Macro Fund, LLSCS Fund and LMT Fund. The Trustees compared Nuveen’s reported returns to its benchmark index returns for the one-year, five-year and since inception periods and noted that Nuveen had outperformed its benchmark index for all Funds for all periods. After a discussion, the Trustees noted it was pleased with Nuveen’s performance with respect to Macro, LLSCS and LMT Funds and deemed Nuveen’s performance to be satisfactory.

The Trustees discussed the costs of services provided by Nuveen to Macro Fund, LLSCS Fund and LMT Fund, and noted that Nuveen is not profitable with regard to sub-advising the Funds. The Trustees concluded that the sub-advisory fees paid to Nuveen by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from Nuveen as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that Nuveen’s fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interest of the shareholders of Macro Fund, LLSCS Fund and LMT Fund.

Millburn Ridgefield Corporation (“Millburn”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees reviewed the nature, extent and quality of subadvisory services provided by Millburn to the Fund. Counsel directed the Trustees’ attention to the 15(c) responses for Millburn. The Trustees reviewed the responsibilities of Millburn’s personnel providing services to the Fund. A representative of the Adviser further noted that Millburn provides portfolio construction, investment strategy development and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel discussed with the Trustees that Millburn did not have any material compliance issues in the past year nor any material litigation issues. The Trustees discussed Millburn’s compliance controls including its pre and post-trade compliance checks. Counsel stated that Millburn carried an appropriate E&O/D&O policy. The Trustees concluded that Millburn is well-resourced and has experienced portfolio management personnel. The Trustees deduced that the services provided by Millburn to the Fund have been satisfactory and that the Trustees expects Millburn to continue to provide quality services in the future.

118 | Approval of Advisory Agreements (Unaudited) (continued)

The Trustees then reviewed the investment performance of Millburn’s allocation of the Fund’s portfolio. A representative of the Adviser discussed that the Adviser was pleased with Millburn’s performance. The representative noted that Milburn had underperformed its benchmark for the one-year period. After a discussion, the Trustees concluded that they were satisfied with Millburn’s performance for the Fund.

The Trustees also acknowledged and noted that the sub-advisory fee structure was lower than the fee charged by Millburn to its separately managed account clients. The Trustees also noted that Millburn’s fee did not include an incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Millburn in connection with its relationship with the Fund and whether the amount of profit is a fair profit with respect to the sub-advisory services provided to the Fund. After a discussion, it was the consensus of the Trustees that the level of profit was reasonable.

Having requested and received such information from Millburn as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that Millburn’s fee structure was not unreasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LCMFS Fund.

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees reviewed and considered the nature, extent and quality of services to be provided by Graham to the Fund. The Trustees turned their attention to the 15(c) responses for Graham. The Trustees discussed the responsibilities of Graham’s key personnel providing services to the Fund. The Trustees further noted that Graham provides quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel noted that Graham had adopted a code of ethics under Rule 17j-1 of the 1940 Act. Counsel and the CCO noted that Graham adopted appropriate compliance policies and procedures. Counsel reported that Graham had experienced a material compliance issue in June 2019, as they terminated an employee for willful violations of Graham’s code of ethics by failing to use an affiliated broker and by failing to preclear transactions in covered securities. A representative of the Adviser indicated that the SEC completed a routine exam of Graham in June 2019 and that there were no findings. Counsel stated that Graham carries an appropriate E&O/D&O policy. After a discussion, the Trustees concluded that Graham had sufficient resources and investment personnel to perform the services as sub-adviser to the Fund.

Next, the Trustees discussed the investment performance for Graham’s sleeve of the Fund and its representative accounts for its tactical trend strategy, noting that Graham performance had been positive and that the Adviser was satisfied with how Graham was executing its strategy for the Fund. After a discussion, the Trustees deduced that it was reasonable that Graham would continue to provide satisfactory performance. The Trustees also acknowledged and noted that the sub-advisory fee paid to Graham was slightly higher than the average fee charged by Graham to its separately managed account clients but did not include a performance incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Counsel then directed the Trustees attention to the profits realized by Graham and discussed whether the amount of profit was reasonable with respect to the sub-advisory services provided to the Fund. The Trustees also considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that Graham’s level of profit was reasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LCMFS Fund.

Revolution Capital Management, LLC (“Revolution”), Sub-Adviser (Macro Fund & LCMFS Fund Limited)

The Trustees then reviewed the nature, extent and quality of services provided or to be provided by Revolution. The Trustees then directed their attention to the 15(c) responses for Revolution. The Trustees reviewed the responsibilities of Revolution’s key investment personnel, noting the experience of these individuals in sub-advising and their backgrounds. Counsel discussed that Revolution has been responsible for the maintenance and improvement of its trading models used in Revolution’s strategy for the Fund’s portfolio and trade execution. Counsel further noted that Revolution has been responsible for the compliance services which includes assuring that assets are managed within the Fund’s investment restrictions. A representative of the Adviser indicated that Revolution continued to execute the same strategy as it has since it became a sub-adviser to the Fund.

The Trustees noted Revolution’s trading models, compliance controls and risk control systems. Counsel indicated that Revolution did not report any material compliance issues or material litigations in the past 36 months but that the National Futures Association (“NFA”) completed a routine examination of the firm in August 2019. Counsel stated that the NFA reported no material findings. Counsel stated that Revolution maintained an E&O/D&O insurance policy in an appropriate amount. After a discussion, the Trustees concluded that Revolution has adequate resources available to provide satisfactory services to the Fund. Next, the Trustees reviewed the investment performance for Revolution, noting of Revolution’s strategy for the Fund. The Trustees compared Revolution’s reported returns to its benchmark one-year and since inception returns and noted that the reported performance returns for Revolution were impressive compared to its respective benchmark returns for the one-year period. The Trustees noted returns lagged the benchmark for the since inception period. A representative of the Adviser noted the Adviser’s satisfaction with Revolution’s execution of its strategy. After a discussion, the Trustees concluded that Revolution’s performance was reasonable.

Approval of Advisory Agreements (Unaudited) (continued) | 119

The Trustees considered that the sub-advisory fee structure was favorable compared to the average fee charged by Revolution to its separately managed account clients in the same strategy. Counsel also noted for the Trustees that there was not an incentive fee component in the sub-advisory fee. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees agreed that a lack of breakpoints was acceptable.

The Trustees next considered the profits t realized by Revolution in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees concluded that Revolution’s level of profit was not excessive.

Having requested and received such information from Revolution as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LCMFS Fund.

Billings Capital Management, LLC (“Billings”), Sub-Adviser (LDE Fund)

The Trustees then reviewed the nature, extent and quality of services provided by Billings for the LDE Fund. The Trustees discussed the responsibilities of Billings’ key personnel as well as the experience of these individuals in sub-advising the long/short equity strategies for the Fund. The CCO discussed that Billings provides fundamental research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel reported that Billings reported no material compliance or regulatory agency issues in the past 36 months and that billings reported no material litigation that would impact its ability to provide services to the Fund. Counsel further stated that Billings carries an appropriate E&O/D&O policy. The Trustees concluded that Billings had a great depth of experienced personnel and had adequate resources to continue to provide quality services to the Fund.

Next, the Trustees discussed the investment performance for Billings for the Fund. The Trustees noted that Billings had provided overall positive performance for the Fund over the one and five-year periods as well as the since inception period as compared to its benchmark index returns. A representative of the Adviser indicated that the Adviser was overall satisfied with the performance of the Billings strategy for the Fund. After a discussion, the Trustees concluded that it was reasonable that Billings would continue to provide satisfactory performance. Counsel then discussed the cost of services and profitability realized by Billings and whether the amount of profit was reasonable with respect to the sub-advisory services to be provided to the Fund. A representative of the Adviser reminded the Trustees that Billings is paid on a sliding scale that takes into account the aggregate assets of the LDE Fund. Counsel noted for the Trustees that Billings also received a performance fee from such other accounts. Counsel also noted the profitability of the Fund for Billings. After a discussion, the Trustees concluded that Billings’ fees and profitability were not excessive.

Having requested and received such information from Billings as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LDE Fund.

Trust & Fiduciary Income Partners, LLC (“TFIP”), Sub-Adviser (LSI Fund)

The Trustees then considered the renewal of the sub-advisory agreement with TFIP with respect to the LSI Fund.

The Trustees considered the nature, extent and quality of services provided or to be provided by TFIP for the income strategies for the LSI Fund. The Trustees reviewed the responsibilities of TFIP’s key personnel. Counsel indicated that TFIP provides quantitative research, security selection and trade execution for the income portion of the LSI Fund’s as well as compliance services and procedures under the oversight of Bramshill.

The Trustees noted that TFIP has not reported any material compliance issues in the past 36 months. Counsel also indicated that TFIP did not have any recent regulatory examinations or material litigation issues in the past 36 months. The Trustees concluded that, based on TFIP’s experienced personnel and fixed income expertise, TFIP has adequate resources available to provide services to the Funds. The Trustees concluded that TFIP was well-suited to perform the services as sub-adviser to the LSI Fund.

Counsel then directed the Trustees attention to the investment performance information for TFIP with respect to the LSI Fund. The Trustees noted that TFIP’s performance exceeded the Fund’s benchmark and the sub-adviser’s selected benchmark for the one-year period and had outperformed the overall Fund. A representative of the Adviser reviewed TFIP’s performance and stated that the Adviser was satisfied with the performance of TFIP. After a discussion, the Trustees agreed that TFIP’s performance was satisfactory.

The Trustees discussed the costs of services provided and to be provided by TFIP to the LSI Fund. The Trustees noted that TFIP was profitable with respect to the LSI Fund. Counsel directed the Trustees’ attention to the materials for TFIP which indicated that TFIP’s sub-advisory fee was favorable in comparison to fees it charges to other clients. The Trustees concluded that the sub-advisory fees to be paid to TFIP by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from TFIP as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LSI Fund.

120 | Approval of Advisory Agreements (Unaudited) (continued)

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement

The Board reviewed the nature, extent and quality of services to be provided by the Adviser to the LMT Fund and its wholly-owned subsidiary, LCMT Fund Limited and reviewed the 15(c) responses, which included a review of the personnel of the Adviser providing services to the LMT Fund. A representative of the Adviser noted that there had been no changes in the personnel providing services to the LMT Fund since the most recent renewal of the LMT Fund’s advisory agreement other than a new CCO. The Trustees noted that the Adviser had continued to oversee the investment program for the LMT Fund consistent with its investment objective, policies and regulatory restrictions since the Fund’s inception and that the Adviser evaluates and oversees the LMT Fund’s sub-advisers.

Fund Counsel noted to the Trustees that there were no material compliance issues or litigations since the most recent renewal of the advisory agreement for the LMT Fund. Fund Counsel then directed the Trustees to the Adviser’s financial statements which a representative of the Adviser discussed with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements and their discussion with representatives of the Adviser, the Adviser has the appropriate financial resources to continue to manage the LMT Fund. Fund Counsel also noted that the Adviser continues to maintain insurance for E&O/D&O coverage.

After a discussion, the Board concluded that the Adviser continued to be well staffed with experienced personnel, has appropriate financial resources and provides valuable investment expertise and oversight of the LMT Fund and is expected to continue to provide high quality services to the Fund.

Fund Counsel next reviewed the Fund’s performance with the Trustees, noting that the Fund had outperformed its peer group average, benchmark indexes and Morningstar category for the 1-year period. A representative of the Adviser noted that both the Fund’s market trend strategy and fixed income strategy had performed well during the 1-year period on a relative basis. The Trustees discussed the Fund’s solid since-inception performance, noting that it had outperformed its peer group average, benchmark index and Morningstar category since that time. A representative of the Adviser stated that the Adviser continued to be satisfied with the performance of the LMT Fund’s two sub-advisers. After a discussion, the Trustees agreed that the Fund’s performance was satisfactory.

The Trustees then reviewed the advisory fee and the Adviser’s profitability with respect to the LMT Fund. Fund Counsel noted that the investment advisory fee was slightly above the peer group and Morningstar category averages but well within the ranges for each. A representative of the Adviser discussed the peer group and noted the differences between the LMT Fund and some of its peer funds. Fund Counsel then reviewed with the Trustees the Adviser’s profitability with respect to the LMT Fund, noting its profitability margin. After a discussion, the Board concluded that the LMT Fund’s advisory fee and the Adviser’s profitability with respect to the LMT Fund were both reasonable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable, and that approval of the Advisory Agreement is in the best interests of the LMT Fund and its shareholders.

Approval of Sub-Advisory Agreement

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (LMT Fund & LCMT Fund Limited)

The Trustees then turned their attention to the responses provided by Graham in its 15(c) questionnaire. The Board again reviewed the nature, extent and quality of services provided by Graham. Fund Counsel reviewed the individuals responsible for providing services to the Fund and confirmed with the Adviser that had been no material changes in the Graham’s personnel directly providing services to the Fund. A representative of the Adviser reviewed Graham’s market trend strategy, risk management practices and its compliance program. Fund Counsel noted for the Board that Graham did not have any recent compliance, litigation or regulatory issues and that Graham continued to maintain appropriate insurance coverage. The Trustees noted that Graham did have a recent routine examination conducted by the SEC and that Graham had reported that there were no material findings from that examination.

The Board next reviewed Graham’s performance for the LMT Fund with a representative of the Adviser. The representative of the Adviser noted Graham’s strong performance for the 1-year period but that it had lagged the benchmark index over the 5-year period. The Trustees noted their satisfaction with Graham’s recent outperformance. After a discussion, the Trustees concluded that the overall performance of Graham was reasonable.

Fund Counsel then directed the Trustees to information related to Graham’s subadvisory fee and its fees for similar accounts. Counsel stated that the subadvisory fee was relatively favorable in comparison to the Graham’s fee for other accounts, further noting that Graham did not charge a performance fee for the LMT Fund as it does for some other of its private accounts. The Trustees then reviewed Graham’s profitability with respect to the Fund. After a brief discussion, the Trustees agreed that the subadvisory fee and Graham’s profitability with respect to the LMT Fund were both reasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Fund Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Graham for the LMT Fund is in the best interests of the Fund and its shareholders.

Locorr Fund Management Liquidity Risk Management Program | 121

LoCorr Fund Management

Liquidity Risk Management Program

Assessment August 2020

Effective June 1, 2019, the funds adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the funds to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the funds’ board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to June 30, 2020, there were no material changes to the Program and no material liquidity events that impacted the funds. During the period, the funds held sufficient highly liquid assets to meet fund redemptions.

122 | Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

Independent Trustees/Interested Trustees and Officers | 123

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ 2016 to present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., 2002 to 2015.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006 to 2009.	5	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ 2011 to present; Trustee/ 2010 to present	LoCorr Fund Management, LLC: Chief Operating Officer (2010-2016), Chief Compliance Officer, (2010-2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008 to present) Chief Compliance Officer (2008-2017)	5	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002 to present.	5	None
Brian Hull[5] Year of Birth: 1968	Chief Compliance Officer/2019 to present	Steben & Company, Inc. (broker/dealer): Chief Compliance Officer 2002-2007 and 2012 to Present; Financial & Operations Principal (FINOP) 2002-Present; Registered Representative 2002-Present.	5	None

[1]	The term of office for each Trustee listed above will continue indefinitely.
[2]	The term “Fund Complex” refers to the LoCorr Investment Trust.
[3]	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
[4]	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
[5]	Mr. Hull is an interested person because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 2200
Milwaukee, Wisconsin 53202

LoCorr FUNDS

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 3268 6/2020

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) Changes in the registrant’s independent public accountant.

 There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title) /s/ Kevin Kinzie
Kevin Kinzie, President

Date September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Kevin Kinzie
Kevin Kinzie, President

Date September 3, 2020

By (Signature and Title) /s/ Jon Essen
Jon Essen, Treasurer

Date September 3, 2020